UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)
_______________________________________________________________________
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Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
_______________________________________________________________________
VOYAGER TECHNOLOGIES, INC.
_______________________________________________________________________
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

MAY 29, 2026

NEW YORK STOCK EXCHANGE
VOYAGER
MISSION READY
VOYG
LISTED
NYSE

1225 17th Street, Suite 1100
Denver, CO 80202

Notice of Annual Meeting of Stockholders

To be Held on May 29, 2026
To Our Stockholders:
The 2026 annual meeting of stockholders ("Annual Meeting") of Voyager Technologies, Inc. (the "Company"), will be held virtually on May 29, 2026 at 10:00 a.m. Mountain Time. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VOYG2026. You will also be able to submit questions in advance of the Annual Meeting by logging in to www.proxyvote.com using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials. You will not be able to attend the Annual Meeting in person.
The Annual Meeting will be held for the following purposes:
1.To elect the three nominees identified in the accompanying proxy statement to serve as Class I directors until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve the redomestication of the Company from Delaware to Texas by conversion ("Proposal 3"); and
4.To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
You can vote at the Annual Meeting online or by proxy if you were a stockholder of record at the close of business on April 1, 2026. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are voted during the Annual Meeting by signing and returning a proxy card if you receive a paper copy of the proxy materials or by using our Internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other nominee, and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that brokerage firm, bank or other nominee.
By Order of the Board of Directors,
Margaret Vernal
Chief Legal Officer, General Counsel and Secretary
April [ ], 2026

Proxy Statement
This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors or the “Board”) of Voyager Technologies, Inc. (the “Company” or “Voyager”) of proxies to be voted at our Annual Meeting of Stockholders to be held on May 29, 2026 (the “Annual Meeting”), at 10:00 a.m., Mountain Time, and at any continuation, adjournment or postponement of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VOYG2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. This Proxy Statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “Annual Report”) is first being distributed or made available to stockholders on or about April [ ], 2026.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2026
This Proxy Statement and our Annual Report are available at http://www.proxyvote.com
Questions and Answers About the Annual Meeting
What are proxy materials?
As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. A proxy statement is a document that includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the "SEC") and is designed to assist you in voting your shares at the Annual Meeting.
Why am I receiving these materials?
The Board of Directors is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our Annual Meeting, or at any continuation, adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on May 29, 2026 at 10:00 a.m. Mountain Time.
What is included in these materials?
As permitted by SEC rules, Voyager is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our Annual Report and vote online, you will not receive a printed copy of the proxy materials unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you receive an Internet Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. If you received printed copies of our proxy materials, instructions regarding how you can vote are contained on the proxy card included in the materials.
These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2025. We are first making these materials available to you on the Internet on or about April [ ], 2026.

2026 PROXY STATEMENT	3

What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect Gabe Finke, Marian Joh and Matthew Kuta as Class I directors for three-year terms that expire at the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve the redomestication of the Company from Delaware to Texas ("Proposal 3"); and
4.To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of Gabe Finke, Marian Joh and Matthew Kuta as Class I directors;
•"FOR" the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•"FOR" the redomestication of the Company from Delaware to Texas; and
•"FOR" the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
Who is entitled to vote at the Annual Meeting?
Holders of our Class A common stock, par value $0.0001 per share (the "Class A Common Stock") and holders of our Class B common stock, par value $0.0001 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock") as of the close of business on April 1, 2026, the record date, may vote at the Annual Meeting. As of the record date, there were 53,389,837 shares of our Class A Common Stock and 5,758,566 shares of our Class B Common Stock outstanding. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to fifteen votes. Holders of our Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in this Proxy Statement.
Why Are We Having a Virtual Only Meeting?
We will hold the Annual Meeting in a virtual-only format, which will be conducted over the Internet via live webcast. In addition, we anticipate that we will continue to hold our annual meetings using a virtual-only format in future years, as we have found that a virtual format allows greater shareholder participation, decreases the costs of holding the meeting, and is more environmentally friendly. We intend to hold our virtual annual meetings in a manner that affords you the same general rights and opportunities to participate as you would have at an in-person meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Equiniti, you are considered the stockholder of record with respect to those shares, and the Internet Notice was sent directly to you by us. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in “street name.” If your shares are held in street name, these proxy materials, along with a voting instruction form if you received printed copies of our proxy materials, are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from the bank, broker or nominee that holds your shares.

4	Voyager Technologies, Inc.

How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the Internet Notice or, if you receive printed proxy materials, the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the Internet Notice or, if you receive printed proxy materials, the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•Electronically During the Meeting. You may vote online during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/VOYG2026 and following the instructions. If you attend the meeting online, you will need the 16-digit control number included on your Internet Notice or, if you receive printed proxy materials, the proxy card.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 28, 2026.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form or other information provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form or other information provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•Electronically During the Meeting. You must follow the instructions of your bank, broker or other nominee in order for your shares to be voted at the Annual Meeting.
If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Voyager common stock in more than one account. You should vote via the Internet, by telephone or by mail for all shares held in each of your accounts.
What is “householding”?
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If properly signed, dated and returned but no specific instructions are given, you give authority to vote your shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is continued, postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

2026 PROXY STATEMENT	5

Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•Written notice to our Corporate Secretary at our corporate office, provided such statement is received no later than May 28, 2026;
•Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on May 28, 2026; or
•Voting during the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.
What constitutes a quorum at the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence, in person or by remote communication, if applicable, or represented by proxy, of the holders of a majority in voting power of the shares of our Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes cast at the Annual Meeting.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present by remote communication, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

6	Voyager Technologies, Inc.

What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required for Approval	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 1: Election of Class I Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	None(1)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026	The majority of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	None(3)
Proposal No. 3: Redomestication of the Company from Delaware to Texas	The affirmative vote of a majority of the outstanding voting power of our Common Stock entitled to vote on this proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(2)	Against(1)
Proposal No. 4: Adjournment of Annual Meeting, if necessary, to solicit additional proxies for Proposal 3	The majority of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	None(1)
________________
(1)As this proposal is not considered a routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on this proposal.
(2)A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. As a result, we do not expect any broker non-votes on this proposal.
What is a broker non-vote?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1, No. 3 and No. 4 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal and, as a result, we do not expect any broker non-votes on Proposal No. 2. Therefore, in order for your voice to be heard, it is important that you vote.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who is entitled to vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our most recent public disclosure;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;

2026 PROXY STATEMENT	7

•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our Common Stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies by telephone or otherwise. These individuals will not be specially compensated.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in their discretion.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
How can I obtain Voyager's Form 10-K and other financial information?
Stockholders can access our 2025 Annual Report, which includes our Form 10-K, and other financial information, on our website at www.voyagertechnologies.com under the caption "Investors." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Voyager Technologies Inc., 1225 17th Street, Suite 1100, Denver, CO 80202, Attention: Corporate Secretary.
You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Margaret Vernal
Chief Legal Officer, General Counsel and Secretary
Denver, Colorado
April [ ], 2026

8	Voyager Technologies, Inc.

Proposal No. 1 Election of Directors
Our Certificate of Incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently consists of seven members. Our Board is divided into three classes, designated as Class I, Class II and Class III. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The table below sets forth information with respect to our directors as of April 7, 2026:

Name	Age	Position	Class	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dylan Taylor	55	Chief Executive Officer and Chairman	Class III
Matthew Kuta	43	President, Director	Class I
Alan Stern	68	Director	Class III	X	Member	Member	Member
Cheryl Shavers	72	Director	Class II	X		Member	Member
Gabe Finke	60	Director	Class I	X	Member	Chair
Marian Joh	55	Director	Class I	X	Chair		Member
William Shelton	72	Director	Class II	X		Member	Chair
Composition of our Board of Directors
Our board of directors consists of seven directors. Our Certificate of Incorporation provides that, subject to the right of holders of any series of preferred stock, our board of directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms, with only one class of directors being elected at each annual meeting of stockholders. As a result, approximately one-third of our board of directors will be elected each year. Our Class I directors are Gabe Finke, Marian Joh and Matthew Kuta (with their terms expiring at this 2026 annual meeting of stockholders), our Class II directors are Cheryl Shavers and William Shelton (with their terms expiring at the annual meeting of stockholders to be held in 2027) and our Class III directors are Alan Stern and Dylan Taylor (with their terms expiring at the annual meeting of stockholders to be held in 2028).
At each annual meeting of stockholders, upon the expiration of the term of a class of directors, each director in the class, or the successor to each such director in the class, will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Election of Directors
There are three Class I directors whose term expires at the 2026 Annual Meeting. Upon the recommendation of our Nominating Committee, our Board has nominated Gabe Finke, Marian Joh and Matthew Kuta for re-election as Class I directors. Biographical information for each director and director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Gabe Finke, Marian Joh and Matthew Kuta as Class I directors.

2026 PROXY STATEMENT	9

Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees:
Class I Directors
Gabe Finke – Gabe Finke has served as a member of our board of directors since 2019. Mr. Finke currently serves as Chief Executive Officer and Chief Investment Officer at Ascentris, LLC, a real estate private equity firm he co-founded in July 2010. From July 2003 until November 2015, Mr. Finke was the Chief Executive Officer and Chief Investment Officer of Amstar Advisers, the previous name of Ascentris, and Amstar Group. Prior to Ascentris, Mr. Finke was a Principal at The Carlyle Group from January 1999 until June 2003 and Senior Vice President of Prologis from July 1994 to December 1998, where he was head of European real estate development. Mr. Finke graduated with Highest Honors in Mechanical Engineering from Georgia Institute of Technology and earned his MBA from Harvard Business School.
We believe that Mr. Finke is qualified to serve on our board of directors due to his strong background in management and entrepreneurship.
Marian Joh – Marian Joh is a director and seasoned senior operator with more than 30 years of leadership experience across aerospace, robotics, and advanced technology organizations. She brings deep expertise in corporate governance, audit oversight, financial discipline, and operational scale-up, with a history of building strong organizational infrastructure for high‑growth companies. Ms. Joh has served on our board of directors since 2021 as Chair of the Audit Committee, where she leads financial governance, audit oversight, and enterprise risk management efforts. In this role, she partners closely with directors and executive leadership to strengthen internal controls, enhance governance frameworks, and support long‑term strategic planning aligned with our growth trajectory.
Her prior board experience includes service on Spaceflight Industries (NYSE: BKSY), where she guided the company through rapid expansion, major strategic transactions—including a $150M Series C—and the creation of LeoStella, a satellite manufacturing joint venture. Joh also brings extensive nonprofit governance experience from leadership roles at Seattle Academy of Arts & Sciences and The Evergreen School, where she oversaw capital campaigns, financial stewardship, and long‑term institutional strategy. Operationally, Joh has held multiple C‑suite and founder roles, including Chief Operating Officer of Sarcos Robotics from 2021 to 2022, President of Spaceflight Systems Inc. from 2015 to 2017, and Co‑Founder and President/Chair/CFO of Andrews Space, Inc. Across these organizations, she led large‑scale facility buildouts, implemented operational and quality systems, negotiated multimillion‑dollar contracts, and built and mentored high‑performing teams.
Joh holds a B.A. in Accounting & Economics with a Business Administration minor from Western Washington University. Her recognitions include Ernst & Young Entrepreneur of the Year (Manufacturing) and Puget Sound Business Journal’s 40 Under 40.
We believe that Ms. Joh is qualified to serve on our board of directors due to her background leading major space organizations as they develop and build their infrastructure through rapid growth phases.
Matthew Kuta – Matthew Kuta is the President, Co-Founder and board member of Voyager Technologies, and has served as President and Director since 2019. Prior to Voyager, Matthew was a key member of the private equity investment team at Goldman Sachs in New York City. Matthew started his private sector career focusing on middle market private equity at Plexus Capital in Raleigh, North Carolina.
Matthew Kuta is also an accomplished leader with global operational experience. As a former military officer, he has led large multi-national teams in very high-stakes initiatives as a F-15E fighter pilot. He has been recognized for multiple professional accolades to include the Jabara Award, awarded to the top U.S. Air Force Academy alumni for contributions to aviation. He is also a recipient of the Distinguished Flying Cross, the highest medal solely for aviation in the U.S. military that can be awarded in combat.
Matthew holds a Bachelor of Science from the United States Air Force Academy and an MBA from Duke University’s Fuqua School of Business. He is on the Board of Directors of Voyager Technologies, the National Defense Industrial Association, the United States Air Force Academy Foundation, and Space for Humanity. He is also a Henry Crown Fellow.
We believe that Mr. Kuta is qualified to serve on our board of directors due to his track record of success as our President and his strong background in finance for the new space industry.
Class II Directors
Cheryl Shavers – Dr. Cheryl Shavers has served as a member of our board of directors since 2019. Dr. Shavers has served as the Chief Executive Officer of Global Smarts, Inc., an advisory services and strategy firm, since February 2001. She has served on the board of directors of Knowles Corporation (NYSE: KN) since August 2017, including serving as a member of the Audit Committee from

10	Voyager Technologies, Inc.

August 2017 to May 2019 and as a member of the Compensation Committee since May 2019. She has served on the Nominating and Corporate Governance Committee since August 2017 and was appointed Chair of the Nominating and Corporate Governance Committee in October 2021. She also served on the board of directors of ITT (NYSE: ITT) from October 2018 to May 2025, where she has been a member of the Compensation Committee since May 2019 and a member of the Nominating and Corporate Governance Committee since October 2018. Dr. Shavers has an extensive experience in government service, including serving as Under Secretary of Commerce for Technology at the Department of Commerce from August 1999 to January 2001 and as a member of the U.S.-Israel Science and Technology Commission (USISTC) from August 1999 to January 2001. She is also a practicing registered Patent Agent with the Patent & Trademark Office of the Department of Commerce. Dr. Shavers holds a Bachelor of Science degree in Chemistry and a Ph.D. in Solid State Chemistry, both from Arizona State University and an Honorary Master’s degree in Engineering Management from California Polytechnic State University.
We believe that Dr. Shavers is qualified to serve on our board of directors due to her extensive experience leading private companies and public entities, overseeing international equity investments and acquisitions and serving on federal committees related to national security, international science and commercial space.
William Shelton – General William Shelton has served as a member of our board of directors since 2019. General Shelton retired as Commander, Air Force Space Command in September 2014. During his career, he commanded space operations units at every level and held staff positions in a wide range of Air Force and Department of Defense organizations. He is the former Chairman of the Board of Directors for the Space Foundation serving on the board from January 2016 to December 2019 and serving as Chairman from January 2017 to January 2019. He is a member of the board of directors for Airbus Defense and Space, Inc., serving since February 2015, and serving on the Colorado Thirty Group Board of Trustees since January 2015 and served as Chairman from July 2020 to July 2025. He also served on the PredaSAR Corporation Board from March 2020, until the board was dissolved in March 2021. General Shelton served as a board member of the Board of Trustees for the Aerospace Corporation from March 2015 to December 2019, where he served on the Governance and Nominating Committee from January 2018 to December 2019, the Compensation Committee from January 2018 to December 2019 and the Audit Committee from March 2015 to January 2018. He served as Vice Chairman of that board from January 2018 to December 2019. General Shelton earned a Bachelor of Science degree in astronautical engineering from the United States Air Force Academy, a Master of Science degree in astronautical engineering from the Air Force Institute of Technology and a Master of Science degree in national security studies from the National War College.
We believe that General Shelton is qualified to serve on our board of directors due to his significant leadership experience and extensive experience in space operations and policy.
Class III Directors
Dylan Taylor – Dylan Taylor has served as our Chief Executive Officer since August 2019. Mr. Taylor previously served in various roles as President at Colliers International Group Inc. (NASDAQ: CIGI), from January 2009 to August 2019, including CEO, Real Estate Services, Global President, and Chief Operating Officer, and CEO of the Americas CEO of the US. Mr. Taylor is the founder of Space for Humanity, a non-profit organization that seeks to democratize access to space. Mr. Taylor served as chairman of the board of Space for Humanity from January 2017 through December 2022 and January 2026 to present. Mr. Taylor previously served as a Director and as a member of the Audit Committee for UMB Bank (NASDAQ: UMBF) from January 2017 through June 2018 and as a mutual fund director for the Jackson Funds from January 2014 through March 2018. Mr. Taylor holds a Master of Business Administration degree in Finance and Strategy from the Booth School of Business at University of Chicago and has a Bachelor of Science degree in Engineering from the honors college at the University of Arizona.
We believe that Mr. Taylor is qualified to serve on our board of directors due to his track record of success as our CEO and his extensive expertise in space investment and entrepreneurship.
Alan Stern – Dr. Alan Stern has served as a member of our board of directors since 2019. Dr. Stern is a founder of and was the Chief Exploration Officer of World View Enterprises from 2020 to mid-2022, and also served as Chief Scientist there from December 2014 until mid-2022. Dr. Stern was the founder of The Golden Spike Company and served as the Chief Executive Officer from September 2010 until the company’s closure in February 2019. Since April 2008, he has run his own aerospace consulting practice. Dr. Stern formerly served in Washington, D.C. as NASA’s chief of all space and Earth science programs from March 2007 to April 2008. He also has served as Associate Vice President and Special Assistant to the President at the Southwest Research Institute since February 2009, as the Director of the Florida Space Institute from September 2011 to January 2013 and as Chief Scientist and Mission Architect for Moon Express from September 2010 to February 2013. In November 2018, he was named by the Trump administration to a six-year term on the U.S. National Science Board. Dr. Stern holds a Bachelor of Science degree in Physics, a Bachelor of Art degree in Astronomy and two Master of Sciences degree in aerospace engineering and planetary atmospheres from the University of Texas at Austin. He holds a Doctorate degree in astrophysics and planetary science in 1989 from the University of Colorado.
We believe that Dr. Stern is qualified to serve on our board of directors due to his extensive background in space program management.

2026 PROXY STATEMENT	11

Skills and Experience Matrix
Our Board continually identifies key qualifications, attributes, skills and experiences that are important to be represented on the Board as a whole, particularly given Voyager's current needs and priorities, and future planning. Our director nominees bring a balance of these qualifications, attributes, skills and experience, including as shown in the matrix below. A mark next to a qualification or skill indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not necessarily mean the director does not possess that qualification or skill. The biographies above describe each director's background and relevant experience in more detail.

Knowledge, Skills & Experience:	Dylan Taylor	Matthew Kuta	Alan Stern	Cheryl Shavers	Gabe Finke	Marian Joh	William Shelton
Public Company Experience	X	X	X	X	X	X
International Business Experience	X	X		X	X	X	X
Corporate Governance Experience	X	X	X	X	X	X	X
Capital Allocation / Corporate Financing Experience	X	X		X	X	X
Financial Literacy / Expertise	X	X		X	X	X	X
Information Services and Technology Experience	X	X		X	X	X	X
Legal / Regulatory / Public Policy Experience	X	X		X	X	X	X
Marketing / Sales / Business Development Experience	X	X	X	X	X	X	X
Risk Management Experience	X	X	X	X	X	X	X
Strategic Planning Experience	X	X	X	X	X	X	X
Human Resources, Executive Compensation and Talent Management Experience	X	X	X	X	X	X	X
Senior Leadership Experience	X	X	X	X	X	X	X
Cybersecurity / Data Privacy	X			X	X	X	X
ESG and Climate Risks	X	X		X	X	X	X
Industry Experience	X	X	X	X	X	X	X
Shareholder Advocacy	X	X		X	X	X
Recommendation of the Board
The Board unanimously recommends a vote FOR the election of each of Gabe Finke, Marian Joh and Matthew Kuta as a Class I director to hold office until the 2029 Annual Meeting and until his or her successor has been duly elected and qualified.

12	Voyager Technologies, Inc.

Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of [ ], 2026. There are no family relationships between or among any of our executive officers or directors.

Name	Age	Title
Dylan Taylor	55	Chairman and Chief Executive Officer
Matthew Kuta	43	President
Filipe De Sousa	49	Chief Financial Officer
Margaret Vernal	48	Chief Legal Officer, General Counsel and Secretary
Matthew Magaña	45	President, Defense & National Security
Shoshanna Moody	41	Chief Administrative Officer
See page 10 of this Proxy Statement for the Director Biographies, which include the biographies of Dylan Taylor and Matthew Kuta.
Filipe (Phil) De Sousa - Phil De Sousa has served as our Chief Financial Officer since October 2022. Previously, Mr. De Sousa served as Chief Financial Officer, Transamerican Auto Parts from October 2019 until September 2022 at Polaris Inc. (NYSE: PII) and as Vice President Finance, Global Operations and Engineering from March 2017 until October 2019. Additionally, Mr. De Sousa served as Xylem, Inc.’s (NYSE: XYL) Vice President Finance, Investor Relations from its spin-off from ITT Corporation (NYSE: ITT) in October 2011 until March 2017. Mr. De Sousa held multiple Finance positions, including Manager of Financial Reporting and Manager of Financial Planning and Analysis, while working for ITT Corporation from March 2007 until the spin-off of Xylem Inc. Prior to joining ITT Corporation in March 2007, Mr. De Sousa worked in various accounting and finance roles at Hexcel Corporation (NYSE: HXL) and Tudor Investment Corporation. Mr. De Sousa started his professional career working with the Assurance and Advisory practice at Arthur Andersen LLP. Mr. De Sousa holds a Bachelor of Business Administration degree and Master of Business Administration degree from Iona University and is a Registered Certified Public Accountant in New York State.
Margaret (Meg) Vernal - Meg Vernal has served as our Chief Legal Officer, General Counsel and Secretary since March 2024. Ms. Vernal served as our Deputy General Counsel from September 2021 to March 2024. Prior to joining the Company, Ms. Vernal was the Content Manager, Mergers & Acquisitions for Lexis Nexis, a division of RELX plc (NYSE: RELX) from April 2015 until September 2021. Ms. Vernal holds a Bachelor of Arts degree in Politics, Philosophy & Economics and German from Claremont McKenna College, a Juris Doctor degree from Georgetown University Law Center, and a Master of Laws degree in Space, Cyber and Telecommunications Law from the University of Nebraska College of Law.
Matthew Magaña - Matthew Magaña has served as our President, Defense & National Security since October 2024. Prior to joining the Company, he served as Executive Vice President of Space Payload Systems at Raytheon Technologies (NYSE: RTX), President of Blue Canyon Technologies from December 2020 until April 2022 and as Vice President of Space Systems, at Raytheon from January 2017 to November 2020. We believe that Mr. Magaña’s strong academic foundation in engineering, communications, and business equips him with the technical acumen and strategic leadership skills necessary to drive innovation, increase operational efficiency, and enhance shareholder value.
Shoshanna Moody - Shoshanna Moody has served as our Chief Administrative Officer at Voyager Technologies since March 2026 and is a member of the Company's executive leadership team. In this role, she oversees enterprise operations, human resources, IT, and company project management. Previously, from June 2024 to March 2026, Ms. Moody provided consulting services, acting as Chief Operating Officer, to various start-up companies leading early-stage company launch readiness through workforce planning, financial strategy, and enterprise process development. Before that, from September 2021 to March 2024, she served as Director of Operations at Instacart, where she led multi-country market strategy and regulatory compliance across the United States and Canada. Prior to Instacart, she held an operational role at Lyft, where she led markets and large-scale field operations for the company's micromobility division. Prior to working in tech, she served as Vice President and Head of Global Operations for an international recreation franchise organization, where she oversaw the company's expansion across domestic and international markets and directed the development of enterprise-wide operating standards and performance frameworks. Earlier in her career, Ms. Moody served as regional Fitness Director and AGM for a commercial health and fitness chain. Ms. Moody holds a Master's degree in Exercise Physiology and a Bachelor of Arts degree in Biology from the University of North Carolina at Chapel Hill.

2026 PROXY STATEMENT	13

Corporate Governance
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Corporate Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://investors.voyagertechnologies.com/governance/governance-documents.
Code of Business Conduct and Ethics
Our board of directors has adopted a written code of business conduct and ethics (the "Code") that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code is posted on our website, https://investors.voyagertechnologies.com/governance/governance-documents. In addition, we intend to continue to post on our website all disclosures that are required by SEC rules or the New York Stock Exchange listing standards concerning any amendments to, or waivers from, any provision of the Code.
Director Independence
Our board of directors has determined that each of Alan Stern, Cheryl Shavers, Gabe Fink, Marian Joh and William Shelton qualifies as an “independent director,” as defined under the rules of the New York Stock Exchange. In making these determinations, our board of directors considered the current and prior relationships that each director has with our Company and all other known facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Risk Oversight
Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, such as regulatory and legal risks, financial and liquidity risks and strategic planning, and oversees the implementation of risk mitigation strategies by management. While the full board of directors has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.
Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management. They have responsibility for oversight of risks and exposures associated with financial risks and information technology risks, including cybersecurity and data privacy risks. Our Compensation Committee reviews and discusses with management risks arising from our compensation practices and evaluates compensation policies and practices that could mitigate such risks. Our Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating policies and risks associated with Board membership and structure and corporate governance. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2025 following our initial public offering were Gabe Finke, William Shelton, Cheryl Shavers and Alan Stern none of whom was, during the fiscal year, an officer or employee of the Company and none of whom was formerly an officer of the Company. During fiscal 2025, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

14	Voyager Technologies, Inc.

Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Voyager Technologies, 1225 17th Street, Suite 1100, Denver, Colorado 80202, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications addressed to such person.
Director Nominations
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the Annual Meeting, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee considers candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments, and may take into account many factors, including, but not limited to: experience in corporate management, experience as a board member of another publicly held company, professional and academic experience relevant to the Company’s industry, strength of leadership skills, experience in finance and accounting and/or executive compensation practices, whether the nominee has the time required for preparation, participation and attendance at Board and committee meetings, and the mix of experience, backgrounds, qualifications and skills of the Board.
We aim to review a variety of qualified candidates from different backgrounds in identifying director nominees, and do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. Each of Gabe Finke and Marian Joh was initially recommended to the Board by Dylan Taylor, our CEO and the Chairman of our Board.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders and will evaluate such recommendations in accordance pursuant to the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination may do so by submitting their recommendation to the attention of the Secretary, Voyager Technologies, Inc., 1225 17th Street, Suite 1100, Denver, Colorado 80202.
Board Leadership Structure
Currently, Dylan Taylor is our CEO and the Chairman of our Board, and our Board does not have a lead independent director.
We believe this leadership structure is best for our Company and our stockholders at this time. Having a single leader for both the Company and our Board minimizes the potential for confusion or duplication of efforts, and provides clear leadership and accountability for our Company. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. On occasion, our Board will hold separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director. Independent directors will rotate in chairing meetings of the independent directors, and the rotation will be determined using the alphabetical order of directors' last names.
Our Board believes that management speaks for the Company. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.
Controlled Company Exception
Dylan Taylor, our Chairman and Chief Executive Officer, beneficially owns a majority of the voting power of our capital stock through his ownership of all of our outstanding shares of Class B Common Stock, which are entitled to fifteen votes per share. As a result, we are a “controlled company” within the meaning of the New York Stock Exchange corporate governance standards and may elect not to comply with certain corporate governance standards, including that: (1) a majority of our board of directors consist of

2026 PROXY STATEMENT	15

independent directors, (2) our board of directors have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) our board of directors have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Although a majority of our board of directors consist of independent directors and we have Compensation Committee and a Nominating and Corporate Governance Committee comprised entirely of independent directors, we may utilize any or all of these exemptions at any time at our discretion prior to the time we cease to be a “controlled company.”
Board Meetings and Committees
Our Board of Directors met four times during 2025. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee is governed by a written charter. Each committee charter is posted on our website at https://investors.voyagertechnologies.com/governance/governance-documents. From time to time, our Board may also establish other special committees when necessary to address specific issues.
In 2025, each director attended at least 75% of the meetings of the Board and the committees of the Board on which they served. We do not have a formal policy regarding the attendance of our Board members at our annual meeting of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
The independent directors meet in executive session without management directors or management present on a regularly scheduled basis. The Company holds an executive session including only independent directors at least once per year.
Audit Committee
Our Audit Committee met four times during 2025. Our Audit Committee consists of Marian Joh, Gabe Finke and Alan Stern, with Marian Joh serving as chair. Rule 10A-3 of the Exchange Act and the New York Stock Exchange rules require that our Audit Committee have a majority of independent members and be composed entirely of independent members within one year of the date of our IPO. Our board of directors has affirmatively determined that Marian Joh, Gabe Finke and Alan Stern each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 under the Exchange Act and the New York Stock Exchange rules. Each member of our Audit Committee also meets the financial literacy requirements of the New York Stock Exchange listing standards. In addition, our board of directors has determined that Gabe Finke qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors adopted a written charter for the Audit Committee, which is available on our principal corporate website at www.voyagertechnologies.com.
Our Audit Committee is responsible for, among other things:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•overseeing our financial, cybersecurity and data privacy risks;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding accounting, internal controls or auditing matters.
Compensation Committee
Our Compensation Committee met four times during 2025. Our Compensation Committee consists of Gabe Finke, William Shelton, Cheryl Shavers and Alan Stern, with Gabe Finke serving as chair. Our Board has determined that each of Gabe Finke, William Shelton, Cheryl Shavers and Alan Stern meets the definition of “independent director” for purposes of serving on the Compensation Committee under the New York Stock Exchange rules, including the heightened independence standards for members of a compensation committee, and each is a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. Our board of directors

16	Voyager Technologies, Inc.

has adopted a written charter for the Compensation Committee, which is available on our principal corporate website at www.voyagertechnologies.com.
Our Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation of our Chief Executive Officer and other executive officers;
•administering our incentive and equity-based compensation plans;
•reviewing and making recommendations to the board of directors regarding director compensation; and
•appointing and overseeing any compensation consultants.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met four times during 2025. Our Nominating and Corporate Governance Committee consists of William Shelton, Cheryl Shavers, Marian Joh and Alan Stern, with William Shelton serving as chair. Our Board has determined that each of William Shelton, Cheryl Shavers, Marian Joh and Alan Stern meets the definition of “independent director” for purposes of serving on the Nominating and Corporate Governance Committee under the New York Stock Exchange rules. Our board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our principal corporate website at www.voyagertechnologies.com.
The Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;
•reviewing and recommending to our board of directors those to serve on the committees of the board and as chair thereof;
•overseeing the evaluation of the effectiveness of our board of directors and its committees; and
•developing and recommending to our board of directors a set of corporate governance guidelines.

2026 PROXY STATEMENT	17

Non-Employee Director Compensation Policy
During the year ended December 31, 2025, our non-employee directors received equity- and cash-based compensation for their service as directors.
In connection with our IPO, we adopted a non-employee director compensation policy which provides that non-employee directors will receive annual cash retainer of $100,000 for service on our Board, which is paid quarterly in arrears. In addition, an eligible director serving as a lead independent director of our Board will receive an additional cash retainer of $25,000. As of December 31, 2025, we do not have a lead independent director. Additional compensation for each committee service is as follows:
•Audit Committee – $25,000 for the chair and $10,000 for each other member;
•Compensation Committee – $15,000 for the chair and $10,000 for each other member; and
•Nominating and Corporate Governance Committee – $15,000 for the chair and $10,000 for each other member.
Each non-employee director is eligible to receive an annual equity award of restricted stock units with a grant date fair value of $155,000. All restricted stock units granted to non-employee directors will generally vest in full on the earlier of (i) the day immediately prior to the date of our annual stockholder meeting immediately following the date of grant and (ii) the first anniversary of the grant date, subject to the non-employee director continuing service through such date. In the event of a change in control (as defined in the 2025 Plan), all outstanding equity awards granted to our non-employee directors pursuant to this policy will accelerate and vest in full.
In 2025, we granted 15,000 stock options to each of our non-employee directors. Typically, the stock options we grant to our non-employee directors are intended to qualify as “incentive stock options” to the extent permitted under the Code, though we also grant non-qualified stock options to certain employees where determined appropriate by our board of directors. Generally, the stock options we grant vest with respect to 25% of the stock options awarded on the first anniversary of the vesting start date and then in equal monthly installments during the three-year period thereafter, subject to the non-employee director continuing service as of the applicable vesting date.
In connection with our IPO in June 2025, we granted restricted stock awards of 7,500 shares of our Class A common stock to each of our non-employee directors under the 2025 Plan. Such awards vest in three equal installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the non-employee director’s continued service through the applicable vesting dates.
Messrs. Taylor and Kuta receive no additional compensation for their service on our board of directors. Their respective compensation as Chief Executive Officer and as President is set forth in the Summary Compensation Table in the section titled “--Executive Compensation--Summary Compensation Table” below.
Director Compensation Table
The following table summarizes information regarding compensation awarded to, earned by, or paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, Dylan Taylor, our Chief Executive Officer, and Matthew Kuta, our President, both served as members of our board of directors as well as employees. Mr. Taylor and Mr. Kuta did not receive any additional compensation for their services as members of our board of directors, and therefore are not included in the table below.

18	Voyager Technologies, Inc.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
William Shelton	125,000	232,500	278,765	636,265
Gabe Finke	125,000	232,500	278,765	636,265
Alan Stern	130,000	232,500	278,765	641,265
Cheryl Shavers	120,000	232,500	278,765	631,265
Marian Joh	135,000	232,500	278,765	646,265
________________
(1)The amounts reported represent the aggregate grant date fair value of the restricted stock awards granted during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the director. In connection with the IPO, we granted restricted stock awards with respect to 7,500 shares of our Class A common stock to each of our non-employee directors under the 2025 Plan. Such awards will vest in three equal installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the non-employee director’s continued service through the applicable vesting dates. We provide information regarding the assumptions used to calculate the value of the restricted stock awards made to directors in Note 15 to our audited consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2025.
(2)The amounts reported represent the aggregate grant date fair value of the option awards granted during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the director. We provide information regarding the assumptions used to calculate the value of the option awards made to directors in Note 15 to our audited consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2025.
The table below shows the aggregate numbers of shares of our Class A common stock underlying option awards held by each non-employee director as of December 31, 2025. The awards described below have been adjusted to reflect the 1.5-for-1 forward stock split of our common stock ("Stock Split") in connection with our IPO in June 2025:

Name	Options Outstanding at Fiscal Year End	Shares of Restricted Stock Awards Outstanding at Fiscal Year End
William Shelton	99,498	7,500
Gabe Finke	99,483	7,500
Alan Stern	99,483	7,500
Cheryl Shavers	74,698	7,500
Marian Joh	84,799	7,500

2026 PROXY STATEMENT	19

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our voting securities as of March 31, 2026, referred to in the table below as the "Beneficial Ownership Date," by:
•each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our voting securities;
•each of our directors and director nominees;
•each of our named executive officers; and
•all current directors, director nominees and executive officers as a group.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through the exercise or vesting of any right to acquire shares of Common Stock. Shares issuable pursuant to options or restricted stock units are deemed to be outstanding for computing the beneficial ownership percentage of the person holding those options but are not deemed to be outstanding for computing the beneficial ownership percentage of any other person. Unless otherwise indicated in the footnotes to the following table, to our knowledge all persons listed below have sole voting and investment power with respect to the shares of our Common Stock beneficially owned by them, subject to applicable community property laws.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Voyager Technologies, Inc., 1225 17th Street, Suite 1100, Denver, Colorado 80202.

20	Voyager Technologies, Inc.

	Shares Beneficially Owned				Percentage of total voting power (1)(2)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	Percentage(1)	Shares	Percentage(1)
5% Stockholders:
Dylan Taylor(3)	6,205,134	11.5%	6,205,134	100.0%	61.8%
Alyeska Investment Group, L.P.(4)	3,417,841	6.4%	—	*	2.4%
Senvest Management, LLC(5)	3,880,721	7.3%	—	*	2.8%
Named Executive Officers and Directors:
Dylan Taylor(3)	6,205,134	11.5%	6,205,134	100.0%	61.8%
Matthew Kuta(6)	1,190,315	2.2%	—	*	*
Filipe De Sousa(7)	139,219	*	—	*	*
Alan Stern(8)	106,485	*	—	*	*
Cheryl Shavers(9)	71,886	*	—	*	*
Gabe Finke(10)	181,790	*	—	*	*
Marian Joh(11)	81,987	*	—	*	*
William Shelton(12)	96,686	*	—	*	*
All directors and executive officers as a group (11 persons)(13)	8,233,344	14.9%	6,205,134	100.0%	62.2%
________________
(*)Represents beneficial ownership of less than 1% of class.
(1)Includes 53,376,424 shares of Class A Common Stock and 5,758,566 shares of Class B Common Stock issued and outstanding as of March 31, 2026 and includes 865,782 restricted shares of Class A Common Stock and Class B Common Stock subject to vesting requirements.
(2)Represents the voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, voting together as a single class. Each share of our Class A Common Stock is entitled to one vote per share. Each share of our Class B Common Stock is entitled to fifteen votes per share.
(3)Consists of (i) 1,963,566 shares of Class B Common Stock held directly by Mr. Taylor, (ii) 3,750,000 shares of Class B Common Stock held by the DET 2025 GRAT for which Mr. Taylor serves as trustee, (iii) 45,000 restricted shares of Class B Common Stock subject to vesting requirements and (iv) 446,568 shares of Class B Common Stock issuable pursuant to outstanding stock options held by Mr. Taylor that are currently exercisable or would be exercisable within 60 days of March 31, 2026. The shares of Class A Common Stock represent the potential conversion of all shares of Class B Common Stock and rights to Class B Common Stock to Class A Common Stock on a one-for-one basis. The percentage of total voting power shown for Mr. Taylor assumes no conversion of Class B Common Stock to Class A Common Stock.
(4)Based solely on the Schedule 13G filed with the SEC on February 17, 2026. Consists of 3,417,841 shares of Class A Common Stock over which Alyeska Investment Group, L.P., Alyeska Fund GP, LLC and Anand Parekh have shared voting and dispositive power. The address of Alyeska Investment Group, L.P., Alyeska Fund GP, LLC and Anand Parekh is 7 West Wacker Drive, 7th Floor, Chicago, IL 60601.
(5)Based solely on the Schedule 13G/A filed with the SEC on January 21, 2026. Consists of 3,880,721 shares of Class A Common Stock over which Senvest Management, LLC and Richard Mashaal have shared voting and dispositive power. The securities are held in the account of Senvest Master Fund, LP, Senvest Technology Partners Master Fund, LP and Senvest Global (KY), LP (collectively, the “Investment Vehicles”). Senvest Management, LLC may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Senvest Management, LLC’s position as investment manager of the Investment Vehicles. Mr. Mashaal may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Mr. Mashaal’s status as the managing member of Senvest Management, LLC. The address of Senvest Management, LLC and Richard Mashaal is 540 Madison Avenue, 32nd Floor, New York, NY 10022.
(6)Consists of (i) 237,565 shares of Class A Common Stock held by Mr. Kuta, (ii) 50,000 restricted shares of Class A Common Stock subject to vesting requirements and (iii) 902,750 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. Kuta that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(7)Consists of (i) 30,000 shares of restricted Class A Common Stock subject to vesting requirements and (ii) 109,219 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. De Sousa that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(8)Consists of (i) 9,799 shares of Class A Common Stock held by Mr. Stern, (ii) 7,500 shares of restricted Class A Common Stock subject to vesting requirements and (iii) 89,186 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. Stern that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(9)Consists of (i) 7,500 shares of Class A Common Stock issuable upon the vesting of restricted stock awards and (ii) 64,386 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Ms. Shavers that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(10)Consists of (i) 85,104 shares of Class A Common Stock held by Mr. Finke, (ii) 7,500 shares of restricted Class A Common Stock subject to vesting requirements and (iii) 89,186 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. Finke that are currently exercisable or would be exercisable within 60 days of March 31, 2026.

2026 PROXY STATEMENT	21

(11)Consists of (i) 7,500 shares of restricted Class A Common Stock subject to vesting requirements and (ii) 74,487 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Ms. Joh that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(12)Consists of (i) 7,500 shares of restricted Class A Common Stock subject to vesting requirements and (ii) 89,186 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. Shelton that are currently exercisable or would be exercisable within 60 days of March 31, 2026.
(13)The Class A Common Stock holdings consist of an aggregate of (i) 6,046,034 shares of Class A Common Stock held by the directors and executive officers, (ii) 222,500 shares of restricted Class A Common Stock subject to vesting requirements and (ii) 1,964,810 shares of Class A Common Stock issuable pursuant to outstanding stock options held by the directors and executive officers that are currently exercisable or would be exercisable within 60 days of March 31, 2026. The shares of Class A Common Stock include shares held by Mr. Taylor that represent the potential conversion of all shares of Class B Common Stock and rights to Class B Common Stock to Class A Common Stock. The percentage of total voting power shown assumes no conversion of the Class B Common Stock held by Mr. Taylor to Class A Common Stock.

22	Voyager Technologies, Inc.

Anti-Hedging Policy
Our Insider Trading Policy prohibits our directors, officers and employees, as well as persons and entities over which they have control, from engaging in hedging or monetization transactions. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders.

2026 PROXY STATEMENT	23

Executive Compensation
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below.
In 2025, our named executive officers ("NEOs") and their positions were as follows:

Name	Title
Dylan Taylor	Chairman and Chief Executive Officer
Matthew Kuta	President
Filipe De Sousa	Chief Financial Officer
Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus(2) ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Dylan Taylor Chairman and Chief Executive Officer	2025	400,000	—	1,395,000	2,787,648	—	96,808	4,679,456
	2024	376,923	—	—	863,238	—	34,692	1,274,853
Matthew Kuta President	2025	382,198	—	1,550,000	2,090,736	600,000	38,000	4,660,934
	2024	360,000	300,000	—	—	300,000	—	960,000
Filipe De Sousa Chief Financial Officer	2025	408,879	—	930,000	696,912	400,000	10,462	2,446,253
	2024	394,231	—	—	258,972	200,000	2,308	855,511
________________
(1)The amounts reported reflect the base salaries of each of our NEOs with respect to 2025 and 2024. For more information on the 2025 base salaries of our NEOs, see the section titled "Narrative to Summary Compensation Table - 2025 Base Salaries" below.
(2)There were no discretionary bonus payments in 2025.
(3)The amounts reported represent the aggregate grant date fair value of the restricted stock awards granted during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the NEO. We provide information regarding the assumptions used to calculate the value of the restricted stock awards made to executive officers in Note 15 to our audited consolidated financial statements included in our 2025 Annual Report. For more information, see the section titled “Narrative to Summary Compensation Table - Equity Compensation” below.
(4)The amounts reported represent the aggregate grant date fair value of the stock options granted during the years ended December 31, 2025 and 2024, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the NEO. We provide information regarding the assumptions used to calculate the value of the option awards made to executive officers in Note 15 to our audited consolidated financial statements included in our 2025 Annual Report. For more information, see the section titled “Narrative to Summary Compensation Table - Equity Compensation” below.
(5)The amounts reported represent the annual performance bonus earned with respect to 2025 and 2024 under our annual bonus program. For more information on the 2025 annual bonus payments, see the section titled “Narrative to Summary Compensation Table - 2025 Bonuses” below.
(6)The amounts reported for 2025 represent (i) for Mr. Taylor, a company-paid matching contribution to his 401(k) plan account in the amount of $4,308 and payment for personal consulting services in the amount of $92,500 and (ii) for Mr. Kuta, a payment for personal consulting services in the amount of $38,000 and (iii) Mr. De Sousa, a company-paid matching contribution to his 401(k) plan account of $10,462.
Narrative to Summary Compensation Table
For the year ended December 31, 2025, the compensation for our NEOs generally consisted of a base salary, cash bonuses and equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they

24	Voyager Technologies, Inc.

are necessary to help us attract and retain the executive talent that is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.
2025 Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for Messrs. Taylor, Kuta and De Sousa for 2025 were initially $400,000, $360,000 and $400,000, respectively. In connection with our IPO in June 2025, the base salaries for Messrs. Kuta and De Sousa subsequently increased to $400,000 and $416,000, respectively. Mr. Taylor’s salary remained at $400,000.
2025 Bonuses
We offer our named executive officers the opportunity to earn cash bonuses to compensate them for attaining short-term company and/or individual goals. For 2025, annual bonuses were based on the achievement of both company financial and operational goals as well as individual performance. The company financial component of the 2025 annual bonus program (weighted up to 100% of target) was based on the achievements of specified company Adjusted EBITDA targets and revenue, while achievement of the company operational component goals, consisting of goals related to successful private capital fundraising, refinancing and credit facility upgrades, restructuring and integration execution, obtaining strategic artificial intelligence partnerships and joint ventures, and milestone achievements toward public market readiness, could adjust the annual bonus payout positively or negatively up to an additional 50% (though not below zero). Performance achievement under the 2025 annual bonus program was determined by our compensation committee in consultation with Mr. Taylor.
For purposes of the 2025 annual bonus program, “Adjusted EBITDA” is defined as EBITDA, adjusted for change due to stock-based compensation, incremental organizational costs attributable to our IPO, business acquisition costs, change in fair value of earnout liabilities, restructuring charges, income (loss) attributable to noncontrolling interests, impairment, foreign exchange gain/loss and other items we do not believe are indicative of our core operating performance.
For 2025, we established target bonuses for Messrs. Taylor and De Sousa at 100% of their respective annual base salaries and the target bonus for Mr. Kuta at $600,000, respectively. As such, the target bonuses for Messrs. Taylor, Kuta and De Sousa were $400,000, $600,000 and $400,000 (representing Mr. De Sousa's initial base salary for 2025), respectively. However, Mr. Taylor waived his right to receive a bonus with respect to the 2025 fiscal year. With respect to the 2025 annual bonus program, the financial component of the 2025 annual bonus was deemed to have been achieved and the company operational goals were deemed achieved, in each case at the target performance level, resulting in an overall payout of 100% of target for each of Messrs. Kuta and De Sousa.
Equity Compensation
In 2025, we used stock options as the primary incentive for long-term compensation for our employees (including our NEOs) because they are able to benefit from stock options only if our stock price increases relative to the exercise price of the applicable stock options, which is set at the fair market value of our common stock applicable to the stock option as of the applicable grant date. Typically, the stock options we grant to our employees (including our NEOs) are intended to qualify as “incentive stock options” to the extent permitted under the Code, though we also grant non-qualified stock options to certain employees where determined appropriate by our board of directors.
Generally, the stock options we grant vest with respect to 25% of the stock options awarded on the first anniversary of the vesting start date and then in equal monthly installments during the three-year period thereafter, subject to the employee’s continued service with us as of the applicable vesting date. Pursuant to the terms of our 2020 Incentive Plan (the “2020 Plan”), generally all outstanding stock options that were awarded prior to November 2024 accelerated and vested in full in connection with our IPO in June 2025 (including those held by our NEOs).
In addition, in connection with our IPO in June 2025, we approved the grant of restricted stock awards to certain of our employees, (including our NEOs), under our 2025 Incentive Award Plan (the “2025 Plan”), effective immediately following the effectiveness of the applicable Form S-8 registration statement. We granted, in the aggregate, awards with respect to 807,750 shares of our Class A and Class B common stock to such employees (including our NEOs). Of such awards, we granted awards with respect to 45,000 shares of Class B common stock to Mr. Taylor, as well as awards with respect to 50,000 and 30,000 shares of our Class A common stock to Messrs. Kuta and De Sousa, respectively. Such awards will generally vest in three equal installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the holder’s continued service through the applicable vesting dates.

2026 PROXY STATEMENT	25

The following table sets forth the options and restricted stock awards granted to our named executive officers during 2025. The stock options were granted with an exercise price equal to $21.76 per share and vest in accordance with our standard vesting schedule described above.

Named Executive Officer	Number of Options Granted	Number of Restricted Stock Awards Granted
Dylan Taylor	150,000	45,000
Matthew Kuta	112,500	50,000
Filipe De Sousa	37,500	30,000
In connection with our IPO, we adopted the 2025 Incentive Award Plan, or the 2025 Plan, in order to facilitate the grant of cash and equity incentives with respect to our Class A common stock (or, if determined by the plan administrator, shares of our Class B common stock) to directors, employees (including our named executive officers) and consultants of our company and to enable our company to obtain and retain services of these individuals. Following the effective date of the 2025 Plan, we will not make any further grants under our 2020 Plan. However, the 2020 Plan will continue to govern the terms and conditions of the outstanding awards granted thereunder.
We amended our 2020 Plan and the awards outstanding thereunder to cover shares of our Class A common stock and, solely with respect to Mr. Taylor’s outstanding awards thereunder, shares of our Class B common stock.
Other Elements of Compensation
Retirement Plan
We maintain a 401(k) retirement savings plan, or the 401(k) plan, for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we provide matching contributions equal to 50% of a participant’s salary deferrals up to 8% of his or her compensation, subject to limits provided in the Code. These matching contributions vest over a three-year period. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
The amounts of such Company matching contributions paid by us on behalf of Messrs. Taylor and De Sousa are set forth above in the Summary Compensation Table in the column entitled “All Other Compensation.”
Employee Benefits and Perquisites
All of our employees, including our NEOs, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•health savings accounts and health, limited purpose and dependent care flexible spending accounts;
•short-term and long-term disability insurance; and
•life insurance.
We did not provide any other perquisites or special personal benefits to our NEOs in fiscal year 2025, but our Compensation Committee may from time to time approve them in the future when our Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.
We believe the perquisites and benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
Equity Grant Practices
We do not have a formal policy with respect to the timing of our equity award grants. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal year 2025, we did not grant stock options, stock appreciation rights, or similar option‐like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

26	Voyager Technologies, Inc.

No Tax Gross-ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.
Clawback Policy
In connection with our IPO, we adopted a compensation recovery policy that is compliant with the listing rules of the NYSE, as required by the Dodd-Frank Act, that became effective on June 11, 2025.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive awards for each NEO as of December 31, 2025. Following the Common Stock Reclassification and the completion of the IPO, Mr. Taylor holds equity awards with respect to shares of our Class B common stock and our other NEOs hold equity awards with respect to shares of our Class A common stock. The awards described below have been adjusted to reflect the Stock Split that has been effected in connection with our IPO in June 2025.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dylan Taylor	2/1/2020	58,797	—	—	3.17	1/31/2030
	10/11/2020	78,396	—	—	3.17	10/10/2030
	11/16/2021	112,500	—	—	19.54	11/15/2031
	2/2/2023	75,000	—	—	23.12	2/1/2033
	2/29/2024	75,000	—	—	9.48	2/28/2034
	2/5/2025	—	150,000	—	21.76	2/4/2035
Matthew Kuta	2/1/2020	19,599	—	—	3.17	1/31/2030
	10/11/2020	97,995	—	—	3.17	10/10/2030
	2/2/2023	150,000	—	—	23.12	2/1/2033
	11/14/2023	600,000	—	—	9.48	11/13/2033
	2/5/2025	—	112,500	—	21.76	2/4/2035
Filipe De Sousa	10/27/2022	75,000	—	—	23.12	10/26/2032
	2/29/2024	22,500	—	—	9.48	2/28/2034
	2/5/2025	—	37,500	—	21.76	2/4/2035
________________
(1)Each option vests as to 25% of the stock options awarded on the first anniversary of the vesting start date and then in equal monthly installments during the three-year period thereafter, subject to the employee’s continued service with us as of the applicable vesting date.

		Stock Awards(1)
Name	Grant Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Dylan Taylor	6/11/2025	45,000	1,176,300
Matthew Kuta	6/11/2025	50,000	1,307,000
Filipe De Sousa	6/11/2025	30,000	784,200
________________
(1)Each restricted stock award will vest in three equal installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the holder's continued service through the applicable vesting dates.
(2)Computed in accordance with the SEC rules as the number of unvested shares or units multiplied by the closing market price of a share of our Common Stock on December 31, 2025, the last trading day of our 2025 fiscal year, which was $26.14.

2026 PROXY STATEMENT	27

Employment Agreements
Prior to the IPO, we were party to an employment agreement with each of our NEOs (the “Prior Employment Agreements”). In connection with the IPO, we entered into new employment agreements with each of our NEOs (the “Executive Employment Agreements”), effective as of June 11, 2025. The principal elements of the Executive Employment Agreements with each of our NEOs are summarized below.
Taylor Agreement
The employment agreement with Mr. Taylor provides for his employment as Chief Executive Officer (the “Taylor Agreement”). Pursuant to the Taylor Agreement, Mr. Taylor is entitled to an annual base salary of $400,000 and is eligible to earn an annual cash performance bonus with a target amount of $400,000 based on the achievement of performance goals determined by our compensation committee in its discretion. In addition, Mr. Taylor is eligible to participate in the employee benefits programs offered by us to our senior executive officers, the Company’s equity-based incentive plan and the Company’s annual equity incentive program applicable to its senior executive officers.
The Taylor Employment Agreement provides for employment on an “at will” basis. Pursuant to the Taylor Agreement, if Mr. Taylor’s employment is terminated by us without Cause or by Mr. Taylor for Good Reason (each as defined below), then, subject to his timely execution and non-revocation of a separation agreement and release of claims as well as his continued compliance with the applicable restrictive covenants, he will be entitled to: (i) a severance payment equal to 18 months of base salary, payable in accordance with the ordinary payroll practices of the Company over the 18-month period following the date of termination, and (ii) accelerated vesting of any unvested time-based equity awards outstanding as of the date of his termination that would have vested during the 12-month period following the date of his termination if he had remained employed through such 12-month period.
The Taylor Agreement contains perpetual confidentiality obligations and non-competition and non-solicitation covenants through the end of the 12-month anniversary of the end of Mr. Taylor's employment.
For purposes of the Taylor Agreement, “Cause” generally means the occurrence of any of the following, as determined by the board of directors in its reasonable judgment: (i) the executive’s material failure to perform (other than by reason of disability), or substantial misconduct in the performance of, the executive’s duties and responsibilities for the Company or any of its affiliates which causes material harm to the Company; (ii) the executive’s material and demonstrable breach of any provision of Section 5 of the Taylor Agreement or of any other confidentiality, invention assignment or other restrictive covenant obligation set forth in any written agreement by and between the executive and the Company or any of its affiliates; (iii) the executive’s material and demonstrable breach of any other provision of the Taylor Agreement or any other written agreement by and between the executive and the Company or any of its affiliates; (iv) the executive’s material violation of any applicable policy or code of conduct of the Company or any of its affiliates, which violation causes material reputational or financial harm to the Company; or (v) the executive’s indictment for, or plea of nolo contendere to, any felony or any crime involving moral turpitude. Notwithstanding the foregoing, a circumstance otherwise giving rise to Cause pursuant to clauses (i), (ii), (iii) or (iv), if capable of cure, will not constitute Cause if cured by Mr. Taylor within ten (10) days following the Company’s written notice to him.
For purposes of the Taylor Agreement, “Good Reason” generally means the occurrence of any of the following without the executive’s consent: (i) a material reduction in base salary, other than an across-the-board reduction applicable to similarly situated executives of the Company; or (ii) a material diminution of executive’s duties, authorities or responsibilities; provided, however, that no resignation for Good Reason shall be effective unless and until (A) the executive has first provided the Company with written notice specifically identifying the acts or omissions constituting the grounds for “Good Reason” within 30 days after the initial existence of the facts or circumstances constituting Good Reason, (B) the Company has not cured such acts or omissions within 30 days of its actual receipt of such notice, and (C) the effective date of Executive’s termination for Good Reason occurs no later than 90 days after the initial existence of the facts or circumstances constituting Good Reason.
Kuta Agreement
The employment agreement with Mr. Kuta provides for his employment as President (the “Kuta Agreement”). Pursuant to the Kuta Agreement, Mr. Kuta is entitled to an initial annual base salary of $400,000 and is eligible to earn an annual cash performance bonus with a target amount of $600,000 based on the achievement of performance goals determined by our Chief Executive Officer in his discretion. In addition, Mr. Kuta is eligible to participate in the employee benefits programs offered by us to our senior executive officers, the Company’s equity-based incentive plan and the Company’s annual equity incentive program applicable to its senior executive officers.
The Kuta Employment Agreement provides for employment on an "at will" basis.
Pursuant to the Kuta Agreement, if Mr. Kuta’s employment is terminated by us without Cause or by Mr. Kuta for Good Reason (each as defined below), then, subject to his timely execution and non-revocation of a separation agreement and release of claims as well as his continued compliance with the applicable restrictive covenants, he will be entitled to: (i) a severance payment equal to 18 months

28	Voyager Technologies, Inc.

of base salary, payable in accordance with the ordinary payroll practices of the Company over the 18-month period following the date of termination, and (ii) accelerated vesting of any unvested time-based equity awards outstanding as of the date of his termination that would have vested during the 12-month period following the date of his termination if he had remained employed through such 12-month period.
The Kuta Agreement contains perpetual confidentiality obligations and non-competition and non-solicitation covenants through the end of the 12-month anniversary of the end of Mr. Kuta's employment.
For purposes of the Kuta Agreement, “Cause” and “Good Reason” have generally the same meaning as in the Taylor Agreement.
De Sousa Agreement
The employment agreement with Mr. De Sousa provides for his employment as Chief Financial Officer (the “De Sousa Agreement”). Pursuant to the De Sousa Agreement, Mr. De Sousa is entitled to an annual base salary of $416,000 and is eligible to earn an annual cash performance bonus with a target amount of $416,000 based on the achievement of individual and company performance goals. In addition, Mr. De Sousa is eligible to participate in certain employee benefits programs offered by us to our employees.
The De Sousa Employment Agreement provides for employment on an “at will” basis. Pursuant to the De Sousa Agreement, if Mr. De Sousa’s employment is terminated by us without Cause or by Mr. De Sousa for Good Reason(each as defined below), then, subject to his timely execution and non-revocation of a release of claims, he will be entitled to a severance payment equal to 12 months of base salary plus any accrued bonus as reasonably determined by the board of directors, payable in accordance with the ordinary payroll practices of the Company over the 12-month period following the date of termination.
The De Sousa Agreement contains perpetual confidentiality obligations and non-competition and non-solicitation covenants through the end of Mr. De Sousa's employment.
For purposes of the De Sousa Agreement, “Cause” generally means: his (i) conviction of (including plea of guilty or no-contest to) any felony or any crime involving dishonesty or moral turpitude; (ii) violation of law, or act of fraud or dishonesty, in connection with his employment; (iii) refusal or failure to comply with any lawful directive of the Company or any of its officers or directors that is not cured (if capable of cure) within 10 days after written notice to executive identifying the refusal or failure; (iv) breach of his fiduciary duty or duty of loyalty to the Company or any of its affiliates that is not cured (if capable of cure) within 10 days after written notice to him identifying the breach; (v) breach of the De Sousa Agreement or any other contract with any of the Company or any of its affiliates that is not cured (if capable of cure) within 10 days after written notice to him identifying the breach; or (vi) violation of any applicable policy of any of the Company or any of its affiliates that is not cured (if capable of cure) within 10 days after written notice to him identifying the violation.
For purposes of the De Sousa Agreement, “Good Reason” generally means, without his consent: (i) a material diminution in his duties, responsibilities, authority, or reporting relationship; (ii) a material reduction in the aggregate compensation provided to him unless such reduction is concurrently made to the entire Company’s executive committee; or (iii) a material breach of any other material term of the De Sousa Agreement; provided, however, that any such condition shall not constitute “Good Reason” unless he provides written notice to the Company of the condition claimed to constitute Good Reason within 30 days of the initial existence of such condition and, thereafter, the board of directors fails to cure such “Good Reason” within 30 days following its receipt of such written notice from executive, and within 10 days thereafter, he terminates employment for “Good Reason.”

2026 PROXY STATEMENT	29

Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025, each of which was approved by our stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity Compensation Plans Approved By Stockholders(1)	5,643,824	$15.28	4,157,737
Total	5,643,824	$15.28	4,157,737
(1)Consists of options to purchase 4,045,725 shares of Class A common stock and 549,693 Class B common stock under the 2025 Plan, 834,782 shares of our Class A common stock and 45,000 shares of our Class B common stock subject to restricted stock awards under our 2025 Plan, and 168,624 shares of our Class A common stock subject to restricted stock units under our 2025 Plan.
(2)Excludes restricted stock awards and restricted stock units because they have no exercise price.
(3)Consists of shares of Class A common stock available for issuance (or Class B common stock if determined by our plan administrator).
There are no shares available for future issuance under the 2020 Plan.

30	Voyager Technologies, Inc.

Certain Relationships and Related Person Transactions
We have adopted a written Related Person Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of related person transactions.
Under the policy, related person transactions will be reviewed and approved or ratified by the Audit Committee (as defined in paragraph(a) of Item 404 of Regulation S-K) and a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any “related person” (as defined in the policy) had, has or will have a direct or indirect material interest.
The policy requires that notice of a proposed related person transaction be provided to our legal department and if our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our audit committee. Under the policy, our audit committee will consider relevant facts and circumstances, including, without limitation, whether such transaction is inconsistent with, our best interests and the best interests of our stockholders, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction. In the event that we become aware of a related person transaction that has not been previously reviewed and approved, the transaction will be submitted to the audit committee so that it may determine whether to ratify the related person transaction.
The policy provides that management will update the audit committee as to any material changes to any approved or ratified related person transaction and that, except as otherwise in compliance with applicable law, rule or regulation, no director may participate in approval of a related person transaction for which he or she is a related person.
Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.
Exchange and Forfeiture Agreement
To facilitate the Class B Stock Exchange, as defined in our final prospectus filed with the SEC on June 12, 2025 (the “Prospectus”), we entered into an exchange and forfeiture agreement with Mr. Taylor and certain entities controlled by Mr. Taylor (collectively, “the Exchange Stockholders”), pursuant to which, in connection with the closing of our initial public offering, (i) 5,695,362 shares of our Class A Common Stock held by the Exchange Stockholders were automatically exchanged for an equivalent number of shares of our Class B Common Stock and (ii) Mr. Taylor forfeited his one share of our Class A Preferred Stock.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Board has approved, based on the recommendation of our Audit Committee, the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. PwC has served as our independent registered public accounting firm since 2022. Although ratification of our appointment of PwC is not required, we value the opinion of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice.
Representatives of PwC will attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.
In the event that the appointment of PwC is not ratified by the stockholders, the Audit Committee and Board will consider this fact when they appoint the independent registered public accounting firm for the fiscal year ending December 31, 2027. Even if the appointment of PwC is ratified, the Audit Committee and our Board retain the discretion to appoint a different independent auditor at any time if they determine that such a change is in the interest of the Company.
The following table presents fees for professional audit services and other services provided to the Company by PwC for the fiscal years ended December 31, 2025 and 2024.

	Years Ended December 31,
(dollars in thousands)	2025	2024
Audit Fees(1)	$2,263	$3,240
Audit-related fees(2)	634	175
All Other Fees(3)	166	175
Total Fees	$3,063	$3,590
__________________
(1)Consists of fees incurred for professional services rendered for the audit of our consolidated financial statements (including the audit of the effectiveness of our internal control over financial reporting), reviews of our quarterly consolidated financial statements, related accounting consultations, and services provided in connection with our S-1 filings.
(2)Consists of fees incurred in connection with certain statute compliance procedures and due diligence related to mergers and acquisitions for fiscal years 2025 and 2024.
(3)Consists of fees for permitted products and services other than those that meet the criteria above. Such fees are preapproved and related to an online subscription for an audit technology and research tool and advisory services.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chairperson of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. Fees incurred following our initial public offering have been approved pursuant to our pre-approval policies.
Recommendation of the Board
The Board unanimously recommends a vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

32	Voyager Technologies, Inc.

Proposal No. 3
Approval of the Redomestication of Voyager Technologies Inc. from the State of Delaware to the State of Texas
As part of their ongoing oversight, direction and management of the Company’s business, the Board and management have, from time to time, considered and explored the issue of the Company’s jurisdiction of incorporation. These discussions were in response to several factors, including the evolving legal landscape in Delaware, which, among other things, has produced certain legal outcomes in recent years that have been criticized as unexpected by market participants, and in certain cases, subsequently rejected by policy makers or overturned by higher courts, but nonetheless have created uncertainty as to how Delaware law may be applied to the Company in certain circumstances. As such, the Board decided to evaluate whether cost savings might result from redomesticating to Texas, given the Company's strong operational nexus to the state, as well potentially providing a more predictable, business-friendly legal environment for our future growth and strategic decision making.
The Board and management began initial discussions regarding redomesticating to another jurisdiction in February 2024. Following the additional deliberations and discussions that ensued over the last two years, including discussions involving Board members, management and the review of materials prepared by the Company’s external legal counsel, Latham & Watkins LLP, to facilitate the Board’s evaluation of the key benefits and risks of redomesticating to either Texas or Nevada, the Board unanimously determined that redomesticating to Texas is in the best interests of the Company and its stockholders for the reasons summarized in the following section of this Proxy Statement.
The Board now unanimously recommends that our stockholders adopt the resolutions of the Board attached as Annex A to this Proxy Statement, as more fully described in this Proposal No. 3 and approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”). The Company refers to the proposed redomestication of the Delaware Corporation by way of a conversion into the Texas Corporation as the “Texas Redomestication” and the proposal as the “Texas Redomestication Proposal.”
Reasons for the Texas Redomestication
The following is a summary of the key reasons why the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders and recommends that stockholders approve the Texas Redomestication Proposal.
Texas is the Home of Our Space Business
The Company’s proposal to change its state of incorporation from Delaware to Texas aligns with both our own growing operations in the state and Texas’s deep roots and commitment to the space and defense industries. Our subsidiaries Starlab Space and Nanoracks are both headquartered in Texas. NASA’s Lyndon B. Johnson Space Center (“JSC”) in Houston serves as the home for NASA’s International Space Station (“ISS”) mission operations. We are the largest commercial user of the ISS in the world. Assuming approval of the Texas Redomestication, we plan to list our Class A Common Stock on the NYSE Texas. In addition, there are institutional and government-related programs designed to foster growth in Texas’ space and defense industries that may be available to us as a Texas Company, which are discussed in more detail below.
By comparison, the Company has no operations in Delaware. The Company’s executives and management do not operate in Delaware. The Company does not hold Board meetings in Delaware, and neither the Board nor management otherwise visit Delaware in connection with their oversight and management of the Company. Delaware was originally chosen as the Company’s state of incorporation in 2019 solely because of its legal framework, which the Board no longer believes is best suited for the Company’s competitive needs.
The Company is not the first public company to consider redomiciling from Delaware to Texas in support of strong operational ties to local business communities. Other public companies across industries that have redomiciled to Texas from other jurisdictions or are currently proposing to redomicile to Texas include, but are not limited to: Space Exploration Technologies Corp. (doing business as SpaceX), Exxon Mobil Corporation, Tesla, Inc., Coinbase Global, Inc., Texas Capital Bancshares, Inc. (more commonly known as Texas Capital Bank), Dillard’s Inc., ArcBest Corporation, and eXp World Holdings, Inc. Texas Capital Bank is also one of our key financing partners, leading the syndicate of lenders involved with Starlab Space’s revolving credit facility and participating in the syndicate for our main revolving credit facility.

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Reincorporating in Texas builds on the Company’s relationships with the state and local communities. These relationships—with government actors, with employees and with other stakeholders—are critical to the Company, and the Board believes there is strategic value in unifying the Company’s legal jurisdiction and operational headquarters in a single state.
Texas is a Pillar of the Emerging Space Economy
Texas is one of the largest economies in the world and offers a supportive regulatory environment that fosters innovation, job creation, and economic growth. Texas has also emerged as a hub for the space and defense industries, hosting strategically important facilities and operations for a number of prominent space and defense companies throughout the state and two FAA-licensed spaceports—the Houston Spaceport and the Midland International Air and Space Port.
There are also a significant number of institutional and government-related programs designed to foster growth in Texas’ space and defense industries that may become more available to us as a Texas company. In March of 2024, Texas announced the establishment of the Texas Space Commission (“TSC”), which proceeded to deploy $150 million in legislatively funded grants to space technology companies, including a multi-million-dollar award to SpaceX and a $15 million grant to our subsidiary Starlab Space. In connection with the formation of TSC, the Texas legislature also allotted $200 million to the development of the Texas A&M University Space Institute, an approximately 400,000 square-foot research facility adjacent to the JSC in Houston, which is expected to open in the fall of 2026 to foster space-related research and collaboration between governmental entities and the private sector. According to the Texas Economic Development & Tourism Office within the Office of the Governor (“TXEDT”), Texas public universities themselves have spent more than $250 million for aerospace-related research in the last five years.
In addition to TSC and the Texas A&M University Space Institute, TXEDT highlights six more economic incentive programs, which constitute what it describes as a robust incentive program portfolio marketed to aerospace, aviation and defense companies looking to expand or relocate to the state. Delaware offers no such incentives.
The Board believes that the combination of Texas’s economic strength, supportive operating environment, and alignment with the Company’s industry creates opportunities for the Company to operate in a more favorable jurisdiction that offers greater potential for the investment and growth that fuels our efforts to deliver superior long-term value to our stockholders.
Texas’s Codified Corporate Law May Provide Greater Certainty in Corporate Decision-Making
The Board has compared Texas’s code-based approach to corporate law to Delaware’s case-law-based approach and believes that Texas’s approach is likely to provide a more stable, predictable, and efficient legal environment for the Company’s operations and strategic decision-making. Among other things, the Board considered the 2025 amendments to the Texas Business Organizations Code (“TBOC”), which codified a clear and predictable standard of conduct applicable to the Company’s actions that is not subject to change based on an after-the-fact assessment of facts and circumstances surrounding a particular decision. Knowing the legal rules that will be used to judge the Company’s decisions is fundamental to the ability to make sound and timely business decisions in the best interests of our stockholders.
On the other hand, Delaware’s case-law based approach uses several, varying standards of review and requires individual judges to determine the appropriate legal standards to apply in reviewing corporate decisions based on the facts and allegations of a particular case, which increases the probability of an unexpected outcome. Uncertainty about which legal rules a future court may use to review our corporate decisions can have a chilling effect on corporate actions, make the Company less attractive for director and officer talent, and enable certain opportunistic litigation that can distract management and generate unnecessary litigation costs that harm our business and the economic interests of our shareholders.
The Board and management also considered the establishment of the Texas Business Court, a court system specifically designed to address and expeditiously resolve corporate law matters, which was intended to provide Texas corporations with a specialized court system analogous to Delaware’s Court of Chancery, which is our current primary forum for the resolution of disputes regarding our internal affairs.
May Reduce the Potential for Opportunistic and Frivolous Litigation
The Texas Redomestication may reduce the potential for opportunistic and frivolous litigation against the Company, its subsidiaries and their directors and officers. The Board and management believe that the recent amendments to the TBOC in 2025 (the “Texas Law Amendments”), which are further described below under the section “What changes after the Texas Redomestication?—Certain Certain Differences in Stockholder Rights under Delaware and Texas Law”, reduce “litigation overhang” and allow boards and management teams of public companies such as the Company to focus more of their time and capital on disciplined execution for stockholders.

34	Voyager Technologies, Inc.

The Texas Law Amendments included Texas Senate Bill 29, effective May 14, 2025, which expressly codifies the business judgment rule for publicly traded Texas corporations (and other Texas corporations that opt in), grants the Board the express ability to consider the long-term and short-term interests of the Company and its shareholders of the corporation, while still protecting against fraud, intentional misconduct, unauthorized acts and knowing violations of law.
The Texas Law Amendments also permit Texas corporations to adopt tailored limitations on derivative suits, including a reasonable minimum ownership threshold (up to three percent (3%) of outstanding shares) and structured demand processes, that help screen out lawyer-driven, low merit litigation while preserving robust remedies for genuine misconduct. Although Delaware derivative standing requires contemporaneous and continuous ownership of shares, it does not impose any minimum ownership percentage, which enables a stockholder with no meaningful long term-stake in the Company, as well as certain members of the legal industry in Delaware to bring expensive and distracting litigation that can harm our business and the rest of our stockholders who ultimately bear the cost of such litigation.
While the TBOC permits the establishment of an ownership threshold of up to 3% on a per shareholder basis, the Texas Certificate of Formation (as amended, the “Texas Charter”) includes an ownership threshold of one percent (1%) of the Company’s outstanding shares that may be met by one or more shareholders in order to initiate a derivative claim against the Company, which the Board believes strikes an appropriate balance between reducing the potential for opportunistic and frivolous litigation and preserving our shareholders’ ability to seek remedies for legitimate claims which materially benefit shareholders as a whole.
Texas also defers to the decision of an independent board committee or panel of independent persons concerning whether a derivative action is in the best interests of the corporation. In addition, shareholders in Texas corporations may not use books and records demands in connection with an active derivative proceeding. A publicly traded Texas corporation may also deny inspection demands from shareholders with ongoing or expected litigation involving the corporation or derivative proceedings involving the shareholders or its affiliates, and instead the shareholders are entitled to use proper discovery procedures in such litigation processes. As a result of these provisions, the Company may be able to avoid opportunistic or frivolous inspection demands to a greater degree than a Delaware corporation, thereby benefitting the Company and its shareholders to the extent management is not spending time on, and the Company is not incurring costs in connection with, frivolous and opportunistic litigation or threats of litigation.
The TBOC provides that the resolution of a derivative proceeding that results only in additional or amended disclosures being made to shareholders, regardless of materiality, is not an appropriate basis for awarding plaintiff attorney’s fees. This provision is expected to discourage certain members of the plaintiffs’ bar from reflexively claiming inadequate disclosure to obtain disclosure-only settlements that are routinely sought in public mergers.
Preserves Core Stockholder Economic and Voting Rights
The Board carefully considered the economic and governance rights of the Company’s stockholders under both Delaware law and Texas law, and has concluded that the proposed Texas Redomestication will preserve the fundamental economic and voting rights that stockholders enjoy today, including shareholders rights to dividends, distributions, stock repurchases, and appraisal in connection with certain corporate actions, as well as their core governance rights, such as the rights to vote on charter and bylaw amendments, the election of directors, and any other matters presented to our shareholders, which will all be maintained in all material respects following the Texas Redomestication.
The Texas Certificate of Formation and the proposed Bylaws of the Texas Corporation in the form appended to this Proxy Statement as Annex B and C, respectively, (the “Texas Bylaws” and, together with the Texas Certificate of Formation, the “Texas Governing Documents”) have been drafted with an intent to reflect the Certificate of Incorporation of the Company (as amended, the “Delaware Charter”) and the current Amended and Restated Bylaws of the Company (as amended, the “Delaware Bylaws”) and to retain comparable stockholder economic and voting rights. Where distinctions exist between Delaware corporate law and Texas corporate law, the Board has determined that most reflect differences in default rules that can be, and, in the Texas Governing Documents, generally have been, reconciled through deliberate drafting choices in order to preserve the rights our stockholders currently enjoy. For example, in furtherance of the Board’s commitment to preserving the rights of our stockholders, the Board has determined that the Texas Governing Documents will not adopt the provisions of Section 21.373 of the TBOC that would impose heightened ownership and procedural conditions on stockholders’ ability to introduce proposals at a meeting of shareholders. With respect to derivative proceedings, the Board has elected to establish an ownership threshold of 1% of the Company’s outstanding shares for any shareholder seeking to institute a derivative proceeding on behalf of the Company, a significant reduction from the maximum threshold of 3% permitted by the TBOC. The Board believes that a 1% threshold strikes an appropriate balance between deterring frivolous litigation and preserving shareholders’ ability to seek remedies for legitimate claims. Further, the TBOC allows this 1% threshold to be implemented on a per shareholder basis, while the Board has determined that the Texas Charter will allow a group of shareholders to meet this threshold, with the intention of preserving our stockholders to assert claims that are meaningful to the long-term interests of our stockholders, while eliminating the type of nuisance litigation that increases costs that are ultimately borne by our

2026 PROXY STATEMENT	35

shareholder base as a whole. This 1% threshold will also be established in the Texas Charter such that it may not be subsequently increased or modified without a subsequent vote of our stockholders.
In addition to preserving existing rights, the Texas Charter also provides stockholders with certain additional rights that arise as statutory requirements under the TBOC and that the Board considers beneficial to stockholders. The Texas Bylaws also incorporate enhancements to the procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at shareholder meetings, further strengthening stockholder participation rights.
Please refer to the sections “What changes after the Texas Redomestication?—Certain Differences in Stockholder Rights under Delaware and Texas Law” and “What changes after the Texas Redomestication?—Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below for the Company’s full summary of certain differences between Delaware law and Texas law.
Provides Cost Savings for the Company
The Company’s current status as a Delaware corporation requires the Company to comply with franchise tax obligations in Delaware. For the most recent franchise tax period, the Company paid approximately $200,000 in franchise taxes to the State of Delaware, and we expect that amount to remain approximately the same in 2026 if we continue as a Delaware corporation (based on our current capital structure and assets). Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and applies to all corporations doing business in the state, whether organized in Texas or not. Accordingly, if we redomesticate to Texas, the Delaware franchise tax would be eliminated, resulting in an annual savings of approximately $200,000. Annual state-level fees payable to Texas as a domestic corporation would be de minimis in comparison.
In addition, because of the actions taken by Texas to curb frivolous and opportunistic stockholder litigation described below and a generally less litigious environment and books and records demands, the Company may experience cost savings over time as a result of the Texas Domestication, as well as cost savings in D&O insurance premiums from reduced litigation and litigation costs, including attorneys’ fees, which can be significant for corporate litigation.
The Evaluation of the Proposal by the Board
The Board and management commenced initial discussions regarding redomesticating to another jurisdiction in February 2024. Over the course of the following twenty-five months, the Board members and management engaged in recurring deliberations and discussions, monitored new developments in Delaware, Texas and Nevada, requested and reviewed materials prepared by the Company’s external legal counsel, Latham & Watkins LLP to provide the Board and management with a greater ability to weigh the key benefits and risks presented by a potential redomestication to Texas or Nevada. Among other things, the Board and management’s deliberations and discussions included a review of recent Delaware case law, materials setting forth the timeline and process for redomestication, a three-state survey of the key differences in Delaware, Nevada and Texas law, as well as the expected impacts of newly adopted legislation in each jurisdiction.
After careful consideration, the Board concluded that Texas’s statute-focused approach would likely foster more predictability than Delaware’s common-law approach, and that predictability could be a competitive advantage for the Company in a time of business change in the space and defense industry. In addition, the Board considered several non-legal factors in its deliberations, including, among other things, the Company’s relative geographical and business ties to Delaware, Nevada and Texas, recurring annual franchise tax liability in Delaware, and the apparent increase in contingency fee-driven stockholder litigation in Delaware and its effect on insurance premiums for director and officer insurance. The Board chose Texas over Nevada in large part because the Company has more significant business operations located in Texas than Nevada. The Board also weighed Texas’s deep commitment to the Company’s industry and alignment with the Board’s long-term strategic vision.
The Board subsequently determined the Texas Redomestication was in the best interests of the Company and its stockholders and directed management to prepare the Texas Redomestication Proposal and submit the Texas Redomestication Proposal for consideration by stockholders at the Annual Meeting. Pursuant to Section 266 of the Delaware General Corporation Law, as amended (the “DGCL”), the resolution approving the Texas Redomestication through the adoption of the Plan of Conversion (the “Texas Redomestication Resolution”) is hereby submitted for adoption by the stockholders of the Company.
The Board unanimously recommends that our stockholders approve the Texas Redomestication Proposal and adopt the Texas Redomestication Resolution attached as Annex A to this Proxy Statement, as more fully described in this Proposal No. 3, and approve the conversion of the Company from a Delaware Corporation to a Texas Corporation.
Principal Terms of the Texas Redomestication
The Texas Redomestication, if approved by stockholders, will be effected through a conversion pursuant to Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC, as set forth in the plan of conversion included as Annex D to this Proxy Statement

36	Voyager Technologies, Inc.

(the “Plan of Conversion”). Assuming approval by the stockholders, to accomplish the Texas Redomestication, the Company will file with the Secretary of State of the State of Delaware a Certificate of Conversion in the form required by the DGCL (the “Delaware Certificate of Conversion”), and will file with the Secretary of State of the State of Texas (i) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate of Conversion”), and (ii) the Texas Certificate of Formation, which will govern the converted entity as a Texas corporation. In addition, the Board has adopted the Texas Bylaws for the converted entity, subject to stockholder approval of the Texas Redomestication Proposal.
Approval of this Proposal No. 3, the Texas Redomestication Proposal, will constitute approval of the Plan of Conversion, the Texas Charter and the Texas Bylaws.
Through the adoption of the Plan of Conversion, upon the consummation of the Texas Redomestication:
•The Company will continue in existence as a Texas corporation and will continue to operate the Company’s business under the current name, “Voyager Technologies, Inc.”
•The internal affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law, although Delaware law will continue to govern with respect to acts taken by the Company prior to conversion. See “What changes after the Texas Redomestication?—Certain Differences in Stockholder Rights under Delaware and Texas Law” below.
•The Company will cease to be governed by its existing charter and bylaws and will be instead subject to the provisions of the Texas Charter and the Texas Bylaws. See “What changes after the Texas Redomestication?—Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.
•The Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs and fees related to the Texas Redomestication).
•Each outstanding share of the Company’s Class A Common Stock, par value $0.0001 per share (“Delaware Corporation Class A Common Stock”), will automatically become one outstanding share of Class A Common Stock, par value $0.0001 per share, of the Texas Corporation (“Texas Corporation Class A Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding share of the Company’s Class B Common Stock, par value $0.0001 per share (“Delaware Corporation Class B Common Stock” and together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”), will automatically become one outstanding share of Class B Common Stock, par value of $0.0001 per share,, of the Texas Corporation (“Texas Corporation Class B Common Stock” and together with the Texas Corporation Class A Common Stock, the “Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding warrant, option, restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire shares of Delaware Corporation Common Stock, or any instrument that converts into or is based on the value of Delaware Corporation Common Stock or other equity security of the Delaware Corporation, will, from and after the Effective Time, automatically become a warrant, option, restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire the same amount of the applicable class of Texas Corporation Common Stock or other equity security of the Texas Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, under the same terms and conditions.
•The Company’s Class A Common Stock will continue to be traded on New York Stock Exchange under the symbol “VOYG”. The Company does not expect any interruption in the trading of its Class A Common Stock as a result of the Texas Redomestication.
•If stockholders approve the Texas Redomestication, the Company anticipates that the Texas Redomestication will become effective upon the acceptance of the Texas Certificate of Conversion by the Secretary of State of the State of Texas, which the Company expects to occur as soon as practicable following this Annual Meeting (the “Effective Time”).
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, and any other states where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to prevent the Texas Redomestication.
The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
The resolution approving the Texas Redomestication through the adoption of the Plan of Conversion is included as Annex A to this Proxy Statement (the “Texas Redomestication Resolution”).

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What are the expected United States federal income tax consequences of the Texas Redomestication for the Company and its Stockholders?
The Company intends the Texas Redomestication, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Texas Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•No gain or loss will be recognized by, and no amount will be included in the income of, a U.S. holder (as defined in “Additional Information—Certain Federal Income Tax Consequences.”) of shares of Delaware Corporation Common Stock upon the conversion of such shares to shares of Texas Corporation Common Stock in the Texas Redomestication;
•the aggregate tax basis of the shares of Texas Corporation Common Stock received by a U.S. holder of shares of Delaware Corporation Common Stock in the Texas Redomestication will equal the aggregate tax basis of the shares of Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock; and
•the holding period of the shares of Texas Corporation Common Stock received by a U.S. holder of shares of Delaware Corporation Common Stock in the Texas Redomestication will include the holding period of the shares of Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock.
U.S. holders that have acquired different blocks of shares of Delaware Corporation Common Stock at different times or at different prices, and whose blocks of such shares of Delaware Corporation Common Stock are converted into shares of Texas Corporation Common Stock in the Texas Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Texas Corporation Common Stock.
For a more complete discussion of certain federal income tax consequences of the Texas Redomestication to the Company’s stockholders, see the section of this proxy statement captioned “Certain Federal Income Tax Consequences.”
Potential Risks and Disadvantages of the Texas Redomestication
The Board also considered the following uncertainties, risks, disadvantages and potentially countervailing factors in their deliberations concerning the Texas Redomestication, which are not intended to be exhaustive and are not presented in any relative order of importance.
Possibility that Benefits Will Not be Realized
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company. For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, “What changes after the Texas Redomestication?—Certain Differences in Stockholder Rights under Delaware and Texas Law” below.
Loss of Extensive Delaware Case Law and Well-Established Court System
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in Delaware are held before expert corporate law judges without a jury. Delaware statutory law is regularly updated by the legislature. The Delaware system has a long history and has been widely lauded for its expertise. The newly created Texas Business Court is already hearing cases but will need time to develop reputationally and build a body of case law that provides comparable levels of guidance to directors and officers but may also reference Delaware and other states’ precedent on cases or instances of first impression. Similarly, while Texas has recently established same-day and next-day turnarounds for most corporate filings, it is not yet comparable to the filing systems operated by the Delaware Secretary of State in terms of speed or reliability.
Notwithstanding the conclusions of the Board with respect to the Texas Redomestication Proposal, it remains possible that familiarity with Delaware courts and perceptions regarding the breadth and stability of Delaware corporate law may impact the views and behaviors of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, which could have an adverse effect on the Company’s business.
Potential For Criticism by Certain Stockholders
Certain provisions of the TBOC, including, without limitation, the provisions providing for limitations on stockholders' ability to inspect a corporation's books and records, the ability to consider the interests of constituencies other than shareholders, and certain limitations available for stockholders to maintain derivative proceedings, among others, may garner opposition or criticism from

38	Voyager Technologies, Inc.

institutional shareholders, proxy advisory firms (such as ISS and Glass Lewis) or other governance commentators, which could negatively affect our business and reputation.
Although the Board determined that the rights of stockholders under the DGCL and the TBOC are reasonably comparable, the two bodies of law differ in certain respects that may affect the rights of the Company's stockholders. See the section entitled “What changes after the Texas Redomestication?—Certain Differences in Stockholder Rights under Delaware and Texas Law” for Company’s summary of certain differences in stockholder rights between the two jurisdictions.
Transaction Costs
The Company will also incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. The Company believes that a majority of these costs have already been incurred or will be incurred by the submission of the Texas Redomestication Proposal to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation-related expenses that may arise, which the Company cannot predict.
Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication. It is also possible that the Texas Redomestication results in additional litigation, regardless of merit, with additional expense, distraction, and time of the Company and management to address such litigation. Further, if a court determines that any such litigation has merit, we may be required to pay substantial expenses, monetary damages, or attorneys' fees.
What Changes After Texas Redomestication?
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, the Company will be governed by the TBOC instead of the DGCL, and the Company will be governed by the Texas Charter and the Texas Bylaws. Approval of this Proposal No. 3 will constitute approval of the Plan of Conversion, the Texas Charter and the Texas Bylaws. The current Certificate of Incorporation of the Company (as amended, the “Delaware Charter”) and the current Amended and Restated Bylaws of the Company (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Redomestication. Copies of the Delaware Charter and the Delaware Bylaws are included as Annex G and Annex H, respectively, to this Proxy Statement.

Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws

Issue	Delaware	Texas

2026 PROXY STATEMENT	39

Approval of Mergers, Asset Sales, and other Fundamental Business Transactions	Under the DGCL, unless the certificate of incorporation provides for a higher threshold, the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon is required to approve certain fundamental business transactions, including, generally: (i) mergers or consolidations in which the corporation is merging or consolidating; (ii) the sale, lease, or exchange of all or substantially all of the corporation’s assets; (iii) the dissolution of the corporation; (iv) the conversion of the corporation into another type of business entity organized under the laws of Delaware; and (v) the transfer continuance or conversion of a Delaware corporation into an entity organized under the laws of a foreign jurisdiction.

The DGCL does not define the phrase “all or substantially all of the assets” or otherwise establish a quantifiable standard or brightline test to determine whether the assets being sold, leased or exchanged would constitute “substantially all” of the corporation’s assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation. If the assets being sold, leased or exchanged are not deemed to be all or substantially all of a corporation’s assets, no stockholder approval is required.

The Delaware Charter does not modify this default voting standard.
Under Texas law, unless otherwise provided for in the TBOC or a corporation’s certificate of formation, the affirmative vote of at least two-thirds of the outstanding shares of each class or series entitled to vote on the matter is typically required to approve any “fundamental business transaction”, a term that includes any merger, interest exchange, conversion, or sale of all or substantially all of the corporation’s assets. The certificate of formation of the corporation may specify a different voting threshold, not less than a majority of outstanding shares, and provide that all shares vote together as a single class for the purpose of approving any matter, including “fundamental business transactions” that would otherwise require separate voting by class and series.

The TBOC further defines “a sale of all or substantially all of the assets” to generally include the sale, lease, exchange, or other disposition of all or substantially all of the property and assets of a domestic corporation that is not made in the usual and regular course of the corporation’s business without regard to whether the disposition is made with the goodwill of the business, subject to certain exceptions, including a transaction that results in the corporation directly or indirectly continuing to engage in one or more activities or applying a portion of the consideration received in connection with the transaction to the conduct of an activity that the corporation engages in after the transaction. If a transaction is made in the usual and regular course of the corporation’s business or the corporation continues directly or indirectly to engage in one or more businesses following the transaction, such transaction is not deemed to be a transaction requiring stockholder approval under the TBOC.

To align with the current Delaware Charter, the Texas Charter provides that, except as otherwise required by the Texas Charter (including any statement of resolution relating to any series of Preferred Stock), and notwithstanding any provision of the TBOC to the contrary, (a) all class or series of stock are entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as each such term is defined in the TBOC, and (b) the approval of a “fundamental action” or “fundamental business transaction” as such term is defined in the TBOC requires the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of stock entitled to vote thereon, voting together as a single class.

However, unlike the Delaware Charter, if the TBOC is amended to authorize corporate action implementing the following voting standard, the approval of any such action shall thereafter require the affirmative vote of a majority of the votes cast by the holders of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. The TBOC does not currently allow for a votes cast standard.

40	Voyager Technologies, Inc.

Stockholder Vote for the Election of Directors; Quorum	Under the DGCL, except as the certificate of incorporation or bylaws may provide otherwise, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The certificate of incorporation or bylaws may also specify the quorum required at director elections, but in no event may quorum consist of less than one-third of the shares entitled to vote at the meeting. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

The Delaware Bylaws provide that directors are elected by a plurality of the votes cast at a meeting at which a quorum is present, and that with respect to matters other than the election of directors, the majority of the votes cast at a meeting at which a quorum is present is the act of the stockholders. The Delaware Bylaws further provide that a quorum is represented by a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy.	Under the TBOC, except as the certificate of formation or bylaws may provide otherwise, directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

The certificate of formation or bylaws may provide that a director shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

The certificate of formation of a corporation may also provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Consistent with the Delaware Bylaws, the Texas Bylaws provide (a) that directors are elected by a plurality of the votes cast at a meeting at which a quorum is present, and (b) that a quorum is represented by a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy.
Stockholder Vote for Other Matters	Under the DGCL, on any matter other than the election of directors or a matter for which a different standard is required by the DGCL, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except as may be otherwise provided by the certificate of incorporation or bylaws of the corporation.

The Delaware Bylaws generally provide that, with respect to matters other than the election of directors or matters for which a different standard is required by applicable law, regulation or the Delaware Charter, the majority of the votes cast (excluding abstentions and broker non-votes) at a meeting at which a quorum is present is the act of the stockholders.
Under the TBOC, on any matter other than the election of directors or a matter for which a different standard is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting is the act of the shareholders. With respect to any such matter, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

To align with the Delaware Bylaws, the Texas Bylaws provide that, with respect to matters other than the election of directors or matters presented to the shareholders at a duly called or convened meeting at which a quorum is present, each other matter shall be decided by the affirmative vote of a majority in voting power of the shares entitled to vote on, and who voted for or against (excluding, for the avoidance of doubt, abstentions and broker non-votes) on such matter.

2026 PROXY STATEMENT	41

Director Removal	Under the DGCL, the certificate of incorporation may provide for a classified board divided into up to three classes with staggered terms. Where a board is classified, unless the certificate of incorporation otherwise provides, directors may be removed by stockholders only for cause. A certificate of incorporation may require a supermajority stockholder vote to remove a director.

The Delaware Charter provides for a classified Board divided into three classes (Class I, Class II, and Class III), with initial terms expiring at the first, second, and third annual meetings of stockholders following the IPO Time, respectively; thereafter, each class is elected for successive three-year terms. Subject to the special rights of the holders of any outstanding series of Preferred Stock to elect directors, the Delaware Charter provides that the Board or any individual director may be removed from office only for cause, and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock entitled to vote thereon.	The TBOC similarly permits a certificate of formation to classify the board of directors into two or three classes with staggered terms, with each group containing the same or a similar number of directors as each other class. Under the TBOC, the default rule is that shareholders may remove a director with or without cause by majority vote; however, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause unless the certificate of formation provides otherwise, consistent with the DGCL default.

Consistent with the Delaware Charter, the Texas Charter provides for a classified Board divided into three classes (Class I, Class II, and Class III) with the same initial terms and three-year staggered terms thereafter. Subject to the special rights of the holders of any outstanding series of Preferred Stock, the Texas Charter expressly provides that directors may be removed only for cause, and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock entitled to vote thereon, consistent with the Delaware Charter.
Director Vacancies	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

The Delaware Charter provides that, subject to the special rights of the holders of any outstanding series of Preferred Stock to elect directors, any vacancies on the Board resulting from death, resignation, disqualification, retirement, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director appointed to fill a vacancy shall hold office until the expiration of the term of the class to which such director was appointed and until his or her successor is duly elected and qualified.
Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office. Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders.

In accordance with the TBOC, the Texas Charter provides that, subject to the special rights of the holders of any outstanding series of Preferred Stock to elect directors, any vacancies on the Board and any newly created directorships resulting from any increase in the number of directors shall be filled by (i) the affirmative vote of a majority of the directors then in office, even though less than a quorum, (ii) by a sole remaining director, or (iii) by election at an annual or special meeting of shareholders called for that purpose; provided, however, that the board of directors may not fill more than two such newly created directorships during the period between any two successive annual meetings of shareholders. Any director elected by the Board to fill such a newly created directorship shall hold office only until the next election of one or more directors by the shareholders. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term of the director’s predecessor.

Board of Director Committees	In accordance with the DGCL, the Delaware Bylaws provide that no board committee may (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
In accordance with the TBOC, the Texas Bylaws provide that, no such committee shall have the power or authority to take any action that a committee of the board of directors may not validly take under the TBOC, as it presently exists or may hereafter be amended.

42	Voyager Technologies, Inc.

Indemnification of Directors and Officers	Under the DGCL, a Delaware corporation may indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In connection with an action by or in the right of the corporation, a Delaware corporation may indemnify such persons for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action under the same good faith standard, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the corporation unless and only to the extent the Court of Chancery or the court in which such action or suit was brought determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.

The Delaware Charter authorizes the Corporation to provide rights to indemnification and advancement of expenses to its current and former directors, officers, employees and agents to the fullest extent permitted by the DGCL as it exists or may be amended from time to time.

The Delaware Bylaws provide that the Delaware Corporation is required to indemnify its directors and officers to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, The Delaware Bylaws also provide the Corporation with the power to indemnify employees and agents of the Corporation on the same basis and to the same extent as directors and officers.
Under the TBOC, a Texas corporation may indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If the person is found liable to the corporation, or is found liable on the basis of receiving an improper personal benefit, indemnification is limited to reimbursement of reasonable expenses actually incurred; and no indemnification is available if the person is found liable for (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith constituting a breach of a duty owed to the corporation.

A corporation may also indemnify a person who is not a director, including an officer, employee, or agent, as provided by the corporation’s governing documents, general or specific action of the board, resolution of shareholders, contract, or common law. The TBOC requires that the corporation indemnify its officers to the same extent as its directors.

Unlike the DGCL, the TBOC limits mandatory indemnification to reasonable expenses actually incurred by a director or officer who is wholly successful, on the merits or otherwise, in the defense of the proceeding. A court may also order indemnification to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

Similar to the Delaware Charter, the Texas Certificate of Formation authorizes the Corporation to provide rights to indemnification and advancement of expenses to its current and former directors, officers, employees and agents to the fullest extent permitted by the TBOC as it exists or may be amended from time to time.

Similar to the Delaware Bylaws, the Texas Bylaws require the Texas Corporation to indemnify its officers and directors to the fullest extent permitted by the applicable law as it presently exists or may hereafter be amended. The Texas Bylaws will also provide the Corporation with the power to indemnify employees and agents of the Corporation on the same basis and to the same extent as directors and officers.

2026 PROXY STATEMENT	43

Exculpation	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation (i.e., a derivative claim).

The Delaware Charter eliminates the personal liability of directors of the Corporation to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, and separately eliminates the personal liability of officers of the Corporation for breach of fiduciary duty as an officer, in each case to the fullest extent permitted by the DGCL as it now exists or may be amended in the future. Consistent with the DGCL, the exculpation of officers does not extend to any claim brought by or in the right of the Corporation.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively. The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

Similar to the Delaware Charter and to the fullest extent permitted by the TBOC as it now exists or may be amended in the future, the Texas Charter eliminates the personal liability of directors and officers of the Corporation to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Unlike the DGCL, the TBOC does not carve out derivative claims from officer exculpation, meaning that, under Texas law, officer exculpation extends equally to both direct claims and claims brought by or in the right of the corporation.

44	Voyager Technologies, Inc.

Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by a current or former director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided that, in the case of a current director or officer, any such advancement shall be conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation.

The Delaware Charter provides the Corporation with the general power to provide rights to indemnification and advancement of expenses to its current and former directors, officers, employees and agents.
The Delaware Bylaws require the Corporation to pay expenses (including attorneys’ fees) incurred by any director or officer of the Corporation in defending any Proceeding in advance of its final disposition, to the fullest extent not prohibited by applicable law, upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise.

The Delaware Bylaws also provide the Corporation with the power to advance expenses incurred by any employee or agent of the Corporation in defending any Proceeding in advance of its final disposition.
Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

The TBOC does not impose these same dual requirements on former governing persons or on officers, employees, and agents who are not governing persons-for those categories, the corporation may advance expenses on such terms as it considers appropriate, without requiring a written affirmation. A corporation may advance expenses to a person who is not a director, including an officer, employee, or agent, as provided by the corporation’s governing documents, general or specific action of the board, resolution of shareholders, contract, or common law.

Unlike the DGCL, the TBOC requires both an undertaking to repay and a good faith affirmation before expenses may be advanced to present directors.

Consistent with the Delaware Charter, the Texas Certificate of Formation provides the Corporation with the general power to provide rights to indemnification and advancement of expenses to its current and former directors, officers, employees and agents.

The Texas Bylaws require the Corporation to pay expenses (including attorneys’ fees) incurred by any director or officer of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of (a) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (b) a written undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Texas Bylaws or the TBOC. The Texas Bylaws will also provide the Corporation with the power to advance expenses incurred by any employee or agent of the Corporation in defending any Proceeding in advance of its final disposition, subject to the requirements of the TBOC. Advancement of expenses to former directors or officers, or to employees and agents who are not governings persons, may be made on such terms as the Board deems appropriate, consistent with the TBOC.

2026 PROXY STATEMENT	45

Jury Trial Waiver and Choice of Exclusive Forum	Under the DGCL, a corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any and all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, that are based upon a violation of a duty by a current or former director, officer or stockholder in such capacity, or as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery. With respect to other claims relating to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers, the DGCL permits the certificate of incorporation or bylaws to require that such claims be brought in one or more prescribed forums or venues, provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction.

The Delaware Charter provides that, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or its stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Delaware Charter or the Delaware Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine. The Delaware Charter also provides that the federal district courts of the United States shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The DGCL does not include a mandatory waiver of the right to a jury trial. However, as the Court of Chancery is a court of equity, jury trials are generally not available in the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

Under the TBOC, the certificate of formation or bylaws of a Texas corporation may provide, consistent with applicable state and federal jurisdictional requirements, that any “internal entity claim” must be brought only in a court in Texas and that one or more courts in Texas having jurisdiction shall serve as the exclusive forum and venue for such claims.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of the corporation, that is based on, arises from, or relates to the internal affairs of the entity. Unlike the DGCL, the TBOC does not address exclusive forum provisions applicable to claims other than internal entity claims or otherwise impose a requirement that such provisions must always allow a shareholder to bring such claims in at least one court in Texas that has jurisdiction.

The Texas Bylaws provide that, unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Eleventh Business Court Division of the State of Texas (or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Southern District of Texas, Houston Division, or, if that court lacks jurisdiction, the state district court of Harris County, Texas) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any and all disputes, claims, actions or proceedings, including, but not limited to, the following: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (as either may be amended from time to time) or as to which the Business Court has jurisdiction, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws (as either may be amended from time to time), (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court.

Under the TBOC, in civil cases, a party generally has the right to demand a trial by jury. The TBOC, however, authorizes corporations to include a jury trial waiver in its certificate of formation or bylaws.

The Texas Certificate of Formation includes a waiver of the right to a jury trial with respect to any internal entity claim and, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any other legal action within the scope of the foregoing exclusive forum provision.

46	Voyager Technologies, Inc.

Action by Written Consent	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The DGCL permits the certificate of incorporation to eliminate the stockholders’ ability to act by written consent.

The Delaware Charter provides that, prior to the Final Conversion Date (the date on which all shares of Class B Common Stock convert into Class A Common Stock), stockholders are permitted to take action by written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at an annual or special meeting of the stockholders. Following the Final Conversion Date, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and may not be taken by written consent in lieu of a meeting. The Delaware Bylaws are consistent with this Charter provision.
Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of: (1) all shareholders; or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting at which each shareholder entitled to vote on the action is present and votes. The TBOC does not expressly enable a corporation to eliminate the shareholders’ ability to act by unanimous written consent.

The Texas Charter provides that, prior to the Final Conversion Date, shareholders are permitted to take action by written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at an annual or special meeting. Following the Final Conversion Date, in accordance with the TBOC, shareholders are only permitted to take action by written consent of the holders of all the then-outstanding shares of the corporation’s voting stock entitled to vote on such action.

Special Meetings	Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting of stockholders. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws may provide for such right.

The Delaware Charter and the Delaware Bylaws provide that special meetings of stockholders may be called at any time only by or at the direction of the Board or the Chairperson of the Board and may not be called by stockholders or any other person or persons.
Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

The Texas Charter provides that special meetings of shareholders may be called, for any purpose or purposes, at any time only by or at the direction of the Board or the Chairperson of the Board, or by holders of outstanding shares of voting stock having not less than 50% (or the highest percentage then permitted under the TBOC) of the voting power of all outstanding shares of voting stock entitled to vote at such meeting.

The Texas Bylaws provide that the Board may postpone or reschedule (but not cancel, as permitted by the Delaware Bylaws) any previously scheduled special meeting of shareholders, including one called by shareholders.

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Shareholder Meeting Procedures	Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without giving new notice if the time, place (if any), and means of remote communications (if any) for the adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed during the time scheduled for the meeting on the same electronic network used for remote participation, or (iii) set forth in the original notice of the meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote. Any business that might have been transacted at the original meeting may be transacted at the adjourned meeting. The Delaware Bylaws provide that when a meeting of stockholders is adjourned, notice need not be given of the adjourned meeting if the time, place, and means of remote communication are announced at the meeting or otherwise provided as permitted by the DGCL, except that if the adjournment is for more than 30 days or a new record date for voting is fixed, notice shall be given to each stockholder of record entitled to vote.

The Delaware Bylaws further provide that the Board may postpone, reschedule, or cancel any previously scheduled annual or special meeting of stockholders at any time and for any reason.
Unlike the DGCL, the TBOC does not include an express statutory provision governing notice for adjourned meetings or expressly addressing the business that may be transacted at an adjourned meeting. The TBOC generally provides that a meeting may be adjourned due to lack of quorum by a vote of the holders of the majority of shares present or represented by proxy at the meeting. Under the TBOC, business that may be conducted at a special meeting is limited to the purposes described in the notice; accordingly, at an adjourned special meeting, only business within the purposes stated in the original notice may be transacted. The TBOC does not grant the board of directors an express right to cancel a special meeting called by shareholders.

Consistent with the Delaware Bylaws, the Texas Bylaws provide that notice need not be given of an adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the TBOC, except that notice shall be given to each shareholder of record entitled to vote if the adjournment is for more than 30 days or if a new record date for voting is fixed.

The Texas Bylaws provide that the Board may postpone, reschedule or cancel any previously scheduled annual meeting of shareholders, as well as postpone or reschedule any previously scheduled special shareholder meeting called by shareholders.

Notice to Shareholders	Under the DGCL, notice of any meeting of stockholders shall be given not less than 10 no more than 60 days before the date of the meeting. The DGCL permits notice to be given by electronic transmission, including electronic mail, unless the stockholder has objected to such method of delivery.

The DGCL also permits corporations to deliver a single written notice to stockholders who share an address if consented to by those stockholders; a stockholder who fails to object within 60 days of receiving written notice of the corporation’s intention to send a single notice is deemed to have consented.

The Delaware Bylaws provide that notice of any meeting of stockholders shall be sent not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote. The Delaware Bylaws permit notice to be given by electronic mail without separate consent, unless a stockholder objects, and by other forms of electronic transmission with the affirmative consent of the stockholder. The Delaware Bylaws also permit the Corporation to deliver a single written notice to stockholders who share an address, consistent with the DGCL.
Under the TBOC, notice of a shareholder meeting must generally be given not less than 10 no more than 60 days before the date of the meeting. Unlike the DGCL, the TBOC does not permit a corporation to deliver a single written notice to shareholders who share an address. The TBOC also requires the affirmative consent of a shareholder before notice may be sent electronically.

The TBOC further provides that the notice of a shareholder meeting regarding a fundamental business transaction must (a) be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

The Texas Bylaws provide that notice of any meeting of shareholders shall be sent not less than 10 no more than 60 days before the date of the meeting to each shareholder entitled to vote. Consistent with the TBOC, the Texas Bylaws also provide that notice of a fundamental business transaction must (a) be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

48	Voyager Technologies, Inc.

Stock Ownership Requirements for Shareholder Proposals	The DGCL does not require a stockholder or group of stockholders to hold a minimum number of shares of the corporation to submit a proposal on a matter to the stockholders for approval at a meeting. Stockholders may alternatively submit proposals pursuant to Rule 14a-8 under the Exchange Act.

The Delaware Bylaws permit stockholders to bring proposals before an annual meeting of stockholders so long as they are present in person (or through a qualified representative), were a record owner of shares both at the time of giving notice to the corporation and at the time of the meeting, are entitled to vote at the meeting, and have complied with all applicable requirements of the Delaware Bylaws, including timely advance notice requirements. Stockholders may also submit proposals pursuant to Rule 14a-8 under the Exchange Act.
Under the TBOC, a “nationally listed corporation” (a corporation with a class of equity securities registered under the Exchange Act, admitted to listing on a national securities exchange, and either having its principal office in Texas or listed on a Texas-approved exchange) may adopt in its certificate of formation or bylaws an ownership threshold for shareholder proposals. If a corporation elects to be governed by this provision, a shareholder or group of shareholders may submit a proposal only if they hold an amount of shares equal to at least $1 million in market value or 3% of the total voting shares, have held such amount for a continuous period of at least six months before the date of the meeting, hold such amount throughout the meeting, and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal. Corporations that do not elect to adopt such an ownership threshold are not subject to this requirement.

The Texas Bylaws and Texas Certificate of Formation do not opt into the TBOC’s stock ownership threshold for shareholder proposals. Accordingly, consistent with the Delaware Bylaws, shareholders will be permitted to bring proposals before an annual meeting of shareholders so long as they meet the advance notice, ownership and other procedural requirements set forth in the Texas Bylaws.

Proxy Access	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless the proxy provides for a longer period. The DGCL permits, but does not require, the certificate of incorporation or bylaws to modify the proxy duration, but may not wholly eliminate the stockholder’s right to vote by proxy.

The Delaware Bylaws provide that each stockholder entitled to vote at a meeting may authorize another person or persons to act as proxy, but no proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. The Delaware Bylaws permit proxies in the form of an electronic transmission.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. Unlike the DGCL, a proxy under the TBOC is valid for only 11 months from its date of execution unless the proxy expressly provides for a longer period. The TBOC prohibits a corporation’s certificate of formation or bylaws from eliminating the shareholder’s right to vote by proxy.

The Texas Bylaws provide that each shareholder entitled to vote at a meeting may authorize another person or persons to act as proxy, but no proxy shall be voted or acted upon after 11 months from its date unless the proxy provides for a longer period, consistent with the TBOC. The Texas Bylaws permits proxies in the form of an electronic transmission.

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Inspection of Books and Records	Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection. A proper purpose means a purpose reasonably related to the stockholder’s interest as a stockholder. The demand must be made in good faith, describe with reasonable particularity the stockholder’s purpose and the books and records sought, and the books and records sought must be specifically related to the stockholder’s purpose. The DGCL defines “books and records” to include, among other items, the corporation’s governing documents, minutes of board and stockholder meetings, stockholder consents and communications, materials provided to the board in connection with actions taken thereby, annual financial statements for the prior three years, director and officer independence questionnaires, and certain agreements with stockholders under the DGCL. The corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records produced. If a Delaware corporation refuses to permit inspection or does not reply within five business days, the stockholder may apply to a Delaware court for an order to compel inspection. The stockholder generally bears the burden of establishing that each category of requested records is essential to the stockholder’s stated purpose. However, when a stockholder seeks to inspect a corporation’s stock ledger or list of stockholders, the burden shifts to the corporation to establish that the inspection is for an improper purpose. Delaware courts may not order inspection of documents beyond those defined as “books and records” unless (i) the corporation does not have certain defined materials and they are necessary and essential to the stockholder’s proper purpose, or (ii) the stockholder makes a showing of compelling need supported by clear and convincing evidence.	Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if the shareholder holds at least 5% of the outstanding shares of the corporation or has been a holder of shares for at least six months prior to the demand. Unlike the DGCL, the TBOC imposes a minimum ownership or holding period requirement before a shareholder may exercise inspection rights. The records of the corporation do not include emails, text messages, social media communications or similar electronic communications unless the particular communication effectuates a corporate action. If a Texas corporation refuses to allow inspection, the corporation is liable to the shareholder for any cost or expense, including attorneys’ fees, incurred in enforcing the shareholder’s inspection rights. A Texas corporation may defend against an inspection action by establishing that the shareholder (i) has sold or offered for sale, or aided or abetted a person in procuring, a list of shareholders within the two years preceding the action; (ii) has improperly used information obtained through a prior examination of the corporation’s books and records; or (iii) was not acting in good faith or for a proper purpose. For a corporation that has elected to be governed by the applicable provisions of the TBOC, a shareholder demand is not made for a proper purpose if the corporation reasonably determines that the demand is in connection with an active or pending derivative proceeding or civil lawsuit in which the corporation and the shareholder are or are expected to be adversarial parties.

50	Voyager Technologies, Inc.

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation requires approval by (i) the board of directors and (ii) the holders of a majority of the voting power of the outstanding stock entitled to vote thereon, unless the certificate of incorporation requires a greater vote. Holders of a class of stock are entitled to vote as a separate class on a proposed amendment if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of such class, or alter or change the powers, preferences, or special rights of such class so as to affect them adversely. A corporation may, however, provide in its certificate of incorporation that no separate class vote is required to increase or decrease the aggregate number of authorized shares, in which case a share increase or decrease would be approved by all outstanding shares voting together as a single class.

The Delaware Charter generally provides that certain provisions, including Part B of Article IV, the articles governing the board of directors, stockholder action and special meetings, exculpation, indemnification, and exclusive forum-may be amended only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all outstanding shares entitled to vote thereon, voting together as a single class.

The Delaware Charter generally provides that for so long as any shares of Class B Common Stock remain outstanding, amendments to Part A of Article IV (governing Class B Common Stock rights) or Article VI also require the prior affirmative vote of the holders of at least a majority of the outstanding shares of Class B Common Stock, voting as a separate series.

All other provisions of the Delaware Charter may be amended by the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote, voting together as a single class, which is permitted under the DGCL.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires approval by (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of each class or series entitled to vote thereon, unless a different threshold (not less than a majority) is specified in the certificate of formation. If a class or series is entitled to vote as a class on an amendment, the affirmative vote of at least two-thirds of the outstanding shares of that class or series is also required, unless a lower threshold (not less than a majority) is specified in the certificate of formation. The TBOC also allows a corporation to provide that all shares vote as a single class for charter amendments.

Consistent with the Delaware Charter, the Texas Charter generally provides that certain provisions, including Part B of Article IV, the articles governing the board of directors, stockholder action and special meetings, exculpation, indemnification, and exclusive forum-may be amended only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all outstanding shares entitled to vote thereon, voting together as a single class.

In addition, consistent with the Delaware Charter, for so long as any shares of Class B Common Stock remain outstanding, amendments to Part A of Article IV (governing Class B Common Stock rights) or Article VI also require the prior affirmative vote of the holders of at least a majority of the outstanding shares of Class B Common Stock, voting as a separate series.

All other provisions of the Texas Charter may be amended by the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote, voting together as a single class, which is permitted under the TBOC.

Bylaw Amendments	Under the DGCL, stockholders of a Delaware corporation have the right to amend, repeal, or adopt bylaws. If the certificate of incorporation so provides, the board of directors may also have the right to amend, repeal, or adopt bylaws.

The Delaware Charter grants the board the power to amend or repeal the bylaws. Stockholder adoption, amendment, or repeal of any bylaw requires the affirmative vote of holders of at least two-thirds of the voting power of all outstanding shares entitled to vote thereon.	Under the TBOC, the board of directors generally has the power to amend, repeal, or adopt a Texas corporation’s bylaws. However, unlike the DGCL: (i) shareholders may amend, repeal, or adopt bylaws even if the board also has that power; (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal, or adopt bylaws exclusively to the shareholders; and (iii) shareholders who amend a bylaw may expressly provide that the board may not amend, readopt, or repeal that bylaw.

Consistent with the Delaware Charter, the Texas Certificate of Formation grants the board the power to amend or repeal the bylaws, and shareholder adoption, amendment, or repeal of any bylaw requires the affirmative vote of holders of at least two-thirds of the voting power of all outstanding shares.
Certain Differences in other Shareholder Rights under Delaware and Texas Law

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Fiduciary Duties	In Delaware, fiduciary duties are generally developed by case law. Directors and officers owe the fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.

Directors are protected in the performance of their duties if they rely in good faith on the records of the corporation and upon information, opinions, reports or statements presented to the corporation by any of the corporation’s officers, employees, or committees of the board, or by any other person as to matters the director reasonably believes are within such person’s professional or expert competence and who has been selected with reasonable care.

Controlling stockholders of a corporation may also owe fiduciary duties to the corporation and its minority stockholders in certain circumstances, including when engaging in conflict transactions or when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power. The DGCL also now sets forth statutory procedures regarding the approval of transactions in which directors, officers, controlling stockholders or members of a control group may have a material interest that, if followed, generally immunize the transaction from legal challenges based on a breach of fiduciary duty.

In addition, if the board determines to pursue a change of control transaction that will result in a sale of the corporation to a single buyer or a break-up of the corporation, Delaware law requires the board to act reasonably to obtain the best price available for stockholders and apply enhanced scrutiny to determine whether the board has met this obligation.
In Texas, fiduciary duties are generally developed by case law, though recent amendments to the TBOC have now codified a statutory standard of conduct that applies generally to directors and officers when taking or declining to take action on matters of the corporation’s business. Directors and officers owe fiduciary duties of loyalty, care, and obedience (i.e., the duty to follow the law and the corporation’s governing documents) to the corporation.

Directors and officers may, in good faith and with ordinary care, rely on information, opinions, reports, or statements prepared or presented by officers, employees, legal counsel, certified public accountants, investment bankers, or other persons the governing person reasonably believes possess professional expertise, or a committee of the governing authority on which the governing person does not serve.

Unlike Delaware, Texas case law does not recognize any formal fiduciary duty owed by a controlling shareholder to the corporation or any of their fellow shareholders. While a few cases have recognized that a special relationship of trust and confidence based on specific, pre-existing facts apart from the business transaction at hand may give rise to an informal fiduciary duty owed by one shareholder to another, Texas law generally allows shareholders to act in their own interests.

The TBOC also differs from the DGCL in that it does not apply a different or enhanced standard of review in connection with the sale of a corporation.

The TBOC also expressly permits directors to take into account the long-term and short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

52	Voyager Technologies, Inc.

Business Judgment Rule and Standard of Review	The business judgment rule is the default, judicially created standard of review when assessing decisions made by directors and officers of a Delaware corporation. It presumes that in making a business decision, the directors of a corporation acted on an informed basis, in good faith, and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision.

In lieu of the business judgment rule, Delaware courts also apply enhanced scrutiny depending on the facts of a given case, such as the adoption of defensive measures, the approval of certain change-of-control transactions, or interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews corporate actions for reasonableness.

In addition, Delaware courts may also apply an “entire fairness” standard of review in cases where a plaintiff successfully alleges that (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. Under the entire fairness standard, the burden is generally on the defendant fiduciaries to demonstrate that the act or transaction was a product of fair dealing and resulted in a fair price, unless certain procedural safeguards are properly followed.	Texas has recently codified the “business judgment rule”, a judicially created standard of review that generally presumes that the directors and officers of a publicly traded corporation (as well as private corporations that opt in) make decisions in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.

Under the statutory business judgment rule, no cause of action may be brought against such a corporation’s directors or officers unless the claimant rebuts one of the presumptions set forth above and proves that the act or omission constituted a breach of the person’s fiduciary duties involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. A claimant must further plead with particularity the circumstances constituting the fraud, intentional misconduct, ultra vires act, or knowing violation of law.

Interested Party Transaction Approvals	Under the DGCL, safe harbor procedures exist for acts or transactions in which one or more directors, officers, controlling stockholders or members of a control group have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction may not be the subject of equitable relief or give rise to an award of damages against a director or officer.

The DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or recommended by a majority of the disinterested directors (acting through the full board or a committee of two or more disinterested directors), acting in good faith, without gross negligence and with knowledge of the material facts; (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon; or (iii) fair to the corporation and its stockholders at the time of authorization, approval, or ratification.

In addition, a controlling stockholder transaction that constitutes a “going private transaction” must satisfy both conditions (i) and (ii) above, or alternatively satisfy condition (iii) (fairness), to obtain safe harbor protection.

The Delaware Charter and Delaware Bylaws do not include any company-specific provisions modifying this default DGCL standard.
Under the TBOC, an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers, or their affiliates or associates, or (ii) another entity in which one or more directors or officers, or their affiliates or associates, is a managerial official or has a financial interest, is valid and not voidable if any one of the following conditions is satisfied: (a) the material facts as to the relationship or interest and the contract or transaction are disclosed to or known by the board or a committee thereof, and the board or committee in good faith authorizes the contract or transaction by a majority of the disinterested directors or committee members, regardless of whether they constitute a quorum; (b) the material facts are disclosed to or known by the shareholders entitled to vote on authorization, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (c) the contract or transaction is fair to the corporation when authorized, approved, or ratified.

The TBOC differs from the DGCL’s interested party transaction statute in that it makes no distinction as to whether the interested party is a controlling shareholder. It also clarifies that the statutory business judgment rule applies to such transactions.

A publicly traded corporation may also request that a court, at the start of a transaction or investigation of a derivative claim, judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims.

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Business Combination Statute	Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of 3 years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which it became an interested stockholder (excluding, for purposes of determining voting stock outstanding, shares owned by persons who are both directors and officers, and shares held in employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer); or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).	Under the TBOC, a Texas “issuing public corporation” is generally prohibited, for a period of three years after a shareholder obtains “affiliated shareholder” status, from directly or indirectly entering into (i) mergers, share exchanges, or conversions with an affiliated shareholder or certain related entities; (ii) sales, leases, exchanges, or other dispositions of assets having an aggregate market value of 10% or more of the aggregate market value of the corporation’s consolidated assets, outstanding voting stock, or earning power or net income; (iii) certain issuances or transfers of the corporation’s shares to an affiliated shareholder or affiliate or associate; (iv) liquidation or dissolution plans with an affiliated shareholder or associate; (v) certain transactions that increase the affiliated shareholder’s proportionate ownership percentage; or (vi) certain loans, guarantees, or other financial assistance to an affiliated shareholder or associate.

“Affiliated shareholder” generally means a person who beneficially owns (or has owned within the preceding three years) 20% or more of the outstanding voting stock.

“Issuing public corporation” means a Texas corporation with 100 or more shareholders of record, a class of voting shares registered under the Exchange Act, or a class of voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors approves the transaction or the share acquisition prior to the affiliated shareholder obtaining such status; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or any of its affiliates or associates approve the transaction at a meeting held no earlier than six months after the affiliated shareholder obtains such status. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent. Unlike the Delaware business combination statute which applies at a 15% ownership threshold, the Texas affiliated shareholder statute applies at a 20% ownership threshold. The Corporation will not elect to opt out of this statute in its Texas Certificate of Formation.

54	Voyager Technologies, Inc.

Stock Ownership Requirement for Derivative Suits	Under the DGCL, there is no statutory provision permitting the certificate of incorporation or bylaws to impose a minimum ownership threshold for stockholders who wish to institute or maintain a derivative suit. A stockholder may commence a derivative action provided the stockholder was a stockholder at the time of the challenged transaction (or became a stockholder by operation of law from a person who was a stockholder at that time) and continues to hold shares throughout the litigation.
Under the TBOC, corporations listed on a national securities exchange or that have elected to be governed by the applicable provisions of the TBOC may adopt a minimum ownership threshold, not to exceed 3% of the outstanding shares, that shareholders must meet in order to institute or maintain a derivative proceeding. A shareholder may not institute or maintain a derivative proceeding unless the shareholder (i) was a shareholder of the corporation at the time of the act or omission complained of, or became a shareholder by operation of law from a person who was a shareholder at that time; and (ii) fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. For a corporation that has adopted an ownership threshold, the shareholder must also beneficially own the requisite number of shares at the time the proceeding is instituted.

 The Texas Certificate of Formation includes a minimum ownership threshold of 1% of the outstanding shares of the Corporation for shareholders to institute or maintain a derivative proceeding, which may be met by one or more shareholders acting together. This threshold applies at any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in the TBOC) or has 500 or more shareholders.

Pre-Suit Demand in Derivative Suits	Under Delaware case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must either: (i) make a demand on the company’s board of directors and have that demand rejected; or (ii) show that demand would be futile. Demand will be deemed futile if, as to at least half the members of the board, any of the following applies: (a) the director received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (b) the director faces a substantial likelihood of liability on any claims that would be the subject of the litigation demand; or (c) the director lacks independence from someone who received a material personal benefit from the alleged misconduct or who faces a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

If demand is excused as futile, the board may nonetheless form an independent special litigation committee to take control of the derivative litigation; if such committee moves to dismiss, the court evaluates the committee’s independence, the reasonableness of its investigation, and applies its own independent business judgment as to whether dismissal is in the corporation’s best interests. Where a demand is made and refused by the board (rather than excused), the business judgment rule applies to the board’s refusal decision, and a plaintiff alleging wrongful demand refusal must plead particularized facts raising a reasonable doubt as to whether the board’s determination to refuse was the product of valid business judgment.	Texas is a universal demand jurisdiction. Under the TBOC, a shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The waiting period is not required, or if applicable shall terminate, if: (i) the shareholder has been notified that the demand has been rejected by the corporation; (ii) the corporation is suffering irreparable injury; or (iii) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Unlike Delaware, Texas does not permit a shareholder to bypass the demand requirement by alleging futility; demand is universally required, though a shareholder may challenge the independence of the board in responding to such demand.

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Increasing or Decreasing Authorized Capital Stock	Under the DGCL, the board of directors may not unilaterally increase or decrease the amount of authorized capital stock without stockholder approval, except that no stockholder approval is required to increase the number of authorized shares in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).	Under the TBOC, once stock has been issued, the board may not unilaterally increase or decrease the amount of authorized capital stock without shareholder approval, except that no shareholder approval is required in connection with: (i) a forward stock split, in which case the number of authorized shares can be increased to an amount proportionate to the same multiple by which the number of issued shares is subdivided as a result of the forward stock split; or (ii) a reverse stock split undertaken primarily for the purpose of maintaining the listing eligibility of the class of shares on a national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined as a result of the reverse stock split. Both exceptions apply only if the corporation has a single class of stock outstanding that is not divided into series (unless shareholder approval is expressly required by the certificate of formation).
Dividends and Distributions	Under the DGCL, a Delaware corporation may, subject to any restrictions in its certificate of incorporation, pay dividends out of its surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions. In addition, a Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or intends to engage, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

The Delaware Bylaws authorize the Board, subject to any restrictions contained in the DGCL or the certificate of incorporation, to declare and pay dividends upon the shares of its capital stock in cash, property, or shares of the Corporation’s capital stock. The Delaware Charter and Delaware Bylaws do not otherwise modify these default standards.
Under the TBOC, a “distribution” is defined broadly to include a transfer of cash or other property, or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Unlike the DGCL, the TBOC’s definition of “distribution” expressly encompasses share redemptions and repurchases as well as liquidating distributions, and a uniform set of distribution standards applies across all of these transactions.

Consistent with the Delaware Bylaws, the Texas Bylaws authorize the Board, subject to any restrictions contained in the TBOC or the Texas Charter, to declare and pay dividends upon the shares of its capital stock in cash, property, or shares of capital stock.

Dissent and Appraisal Rights	Under the DGCL, stockholders of a corporation that is party to a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights, pursuant to which a stockholder may receive cash equal to the fair value of his or her shares as determined by the Delaware Court of Chancery. The DGCL provides a “market-out” exception under which appraisal rights are generally not available if the shares of the corporation are listed on a national securities exchange or held of record by more than 2,000 stockholders and in the transaction the stockholder will receive solely shares of the surviving or resulting corporation (or of another corporation) that are similarly exchange-listed or broadly held, plus cash in lieu of fractional shares. The DGCL does not provide appraisal rights in connection with a sale of all or substantially all of a corporation’s assets, a charter amendment, or a dissolution.

The Delaware Charter and Delaware Bylaws do not modify these default standards.	Under the TBOC, shareholders of a Texas corporation generally have dissenters’ rights in connection with mergers, interest exchanges, conversions, and sales of all or substantially all of the corporation’s assets not made in the usual and regular course of business. Unlike the DGCL, the TBOC expressly provides dissenters’ rights in connection with a qualifying sale of all or substantially all of a corporation’s assets. The TBOC also covers interest exchanges and conversions, which have no direct DGCL equivalents. The TBOC provides a market-out exception similar to the DGCL: no dissenters’ rights are available if the shareholder is to receive solely (i) ownership interests in a surviving, converted, or acquiring entity that are listed on a national securities exchange or held of record by at least 2,000 owners immediately after the effective date of the transaction, (ii) cash in lieu of fractional ownership interests, or (iii) a combination of the foregoing.

The Texas Charter and Texas Bylaws do not modify these default standards.
What Doesn’t Change After Texas Redomestication?
Apart from being governed by the Texas Charter, the Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the

56	Voyager Technologies, Inc.

rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if these debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.
The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred before the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.
No Change in Business, Jobs or Physical Location
The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication).
The management of the Company, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. To the extent that the Texas Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Texas Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.
No Securities Act Consequences
The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Company’s Class A Common Stock will continue to be listed on the New York Stock Exchange and traded under the symbol “VOYG.” The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect there to be any interruption in the trading of the Company’s Class A Common Stock as a result of the Texas Redomestication. The Company and its stockholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its stockholders were prior to the Texas Redomestication.
No Material Accounting Implications
Effecting the Texas Redomestication will not have any material adverse accounting implications.
No Exchange of Stock Required or Loss of Shares
The Company does not have any certificated shares. As of the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and all issued and outstanding shares held in uncertificated book-entry form will automatically become the applicable class and number of shares of the Texas Corporation into which such shares have been converted, in accordance with customary procedures of the Company’s transfer agent. No shares of preferred stock will be issued and outstanding as of the Effective Time. Your book-entry entitlements will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation.
All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each service provider letter or agreement, benefit plan or agreement, incentive compensation (including equity or cash plans) plan or agreement, or other similar plan or agreement to which the Company is a party, or otherwise maintains, sponsors or contributes, will continue as a plan or agreement of the Texas Corporation on the same terms and conditions, and any references to the Delaware Corporation thereunder will mean the Texas Corporation on and after the Effective Time. Each stock or unit award will be converted to an equivalent award with the same terms issued by the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of Texas Corporation Common Stock, on the same terms and conditions, and with the same exercise or purchase price per share, as in effect immediately prior to the Texas Redomestication.

2026 PROXY STATEMENT	57

Additional Information
Certain Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Texas Redomestication to holders of shares of Delaware Corporation Common Stock that are converted into shares of Texas Corporation Common Stock in the Texas Redomestication.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of shares of Delaware Corporation Common Stock that are U.S. holders (as defined below) and that hold their shares of Delaware Corporation Common Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of shares of Delaware Corporation Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of Delaware Corporation Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, or holders that hold their shares of Delaware Corporation Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of shares of common stock of the Company that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.
If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of Delaware Corporation Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding shares of Delaware Corporation Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Texas Redomestication.
The following discussion discusses solely the consequences of the Texas Redomestication and does not discuss any other steps that may be taken by the Company in connection with the Texas Redomestication.
HOLDERS OF SHARES OF DELAWARE CORPORATION COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TEXAS REDOMESTICATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.
The Company intends the Texas Redomestication, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. However, the Company has not sought, and does not intend to seek, any ruling from the Internal Revenue Service (the “IRS”) with respect to the qualification of the Texas Redomestication as a reorganization, and the closing of the Texas Redomestication is not conditioned on the receipt of any ruling from the IRS or any opinion of counsel with respect to the qualification of the Texas Redomestication as a reorganization. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each U.S. holder is urged to consult its tax advisor with respect to the particular tax consequences of the Texas Redomestication to such U.S. holder.
Assuming the Texas Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•no gain or loss will be recognized by, and no amount will be included in the income of, a U.S. holder of shares of Delaware Corporation Common Stock upon the conversion of such shares of Delaware Corporation Common Stock into shares of Texas Corporation Common Stock in the Texas Redomestication;

58	Voyager Technologies, Inc.

•the aggregate tax basis of the shares of Texas Corporation Common Stock received by a U.S. holder of shares of Delaware Corporation Common Stock in the Texas Redomestication will equal the aggregate tax basis of the Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock; and
•the holding period of the shares of Texas Corporation Common Stock received by a U.S. holder of shares of Delaware Corporation Common Stock in the Texas Redomestication will include the holding period of the Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock.
U.S. holders that have acquired different blocks of shares of Delaware Corporation Common Stock at different times or at different prices, and whose blocks of such shares of Delaware Corporation Common Stock are converted into shares of Texas Corporation Common Stock in the Texas Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Texas Corporation Common Stock.
Regulatory Matters
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, arising from the Texas Redomestication.
No Appraisal Rights
Under the DGCL, holders of our Class A Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication. Under the DGCL, holders of our Class B Common Stock are entitled to appraisal rights in connection with the Texas Redomestication, but the two record holders affiliated with Dylan Taylor that hold all of our outstanding Class B Common Stock have waived such rights.
Anti-Takeover Implications
The Texas Redomestication is not being effected to prevent a change of control, nor is it in response to any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.
Legal Proceedings
From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this Proxy Statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.
Interest of Certain Persons
Our Board believes that the corporate laws of the state of Delaware and the state of Texas are substantially equivalent as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board considered if reincorporation to Texas would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Texas Redomestication Proposal, that our directors and executive officers may be considered to have interests in the Texas Redomestication that are different from, or in addition to, the interests of the stockholders generally. Our Board has considered these potential interests, among other matters, in reaching the decision to approve the Texas Redomestication and to recommend that our stockholders vote in favor of this proposal.
Effect of Not Obtaining the Required Vote for Approval
If the Texas Redomestication Proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.

2026 PROXY STATEMENT	59

Conclusion
After careful review of all of the factors, taken together, the Board believes that the Texas Redomestication is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Redomestication Proposal.
Recommendation of the Board
The Board unanimously recommends that stockholders vote “FOR” approval of the redomestication of the Company from Delaware to Texas by way of conversion.

60	Voyager Technologies, Inc.

Proposal No. 4: Approval of an Adjournment of the Annual Meeting
The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are insufficient votes at that time to approve Proposal No. 3, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 3.
In this Proposal No. 4, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any continuation, adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal No. 3.

2026 PROXY STATEMENT	61

Audit Committee Report
The Audit Committee of the Board of Directors has furnished the following report, in accordance with rules established by the Securities and Exchange Commission (“SEC”), for inclusion in this Proxy Statement.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management the internal audit plan for the year ended December 31, 2025. Furthermore, the Audit Committee reviewed and discussed with the Company’s management the Company’s design and functioning of its internal controls over financial reporting. The Audit Committee reviewed with PwC, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with PwC the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC their independence. The Audit Committee also considered the compatibility of non-audit services with PwC’s independence.
The Audit Committee discussed with PwC the overall scope and plans for their audit. The Audit Committee regularly meets with PwC, with and without management present, to discuss the results of their examination, the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Submitted by the Audit Committee of the Company's Board of Directors
Marian Joh, Chair of the Committee
Gabe Finke
Alan Stern

62	Voyager Technologies, Inc.

Annual Report on Form 10-K
We have filed the 2025 Annual Report with the SEC. Stockholders can access our 2025 Annual Report, which includes our Form 10-K, and other financial information, on our website at https://voyagertechnologies.com under the caption "Investors". Alternatively, stockholders can request a paper copy of the Annual Report, including the financial statements and financial statement schedules, but excluding exhibits by writing to: Voyager Technologies, Inc., 1225 17th Street, Suite 1100, Denver, Colorado 80202, Attention: Corporate Secretary. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits.

2026 PROXY STATEMENT	63

Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.
Stockholders Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1225 17th Street, Suite 1100, Denver, Colorado 80202, in writing not later than [ ], 2026.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on January 29, 2027 and no later than the close of business on February 28, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after May 29, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
We intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for our annual meeting of stockholders to be held in 2027.

64	Voyager Technologies, Inc.

ANNEX A
VOYAGER TECHNOLOGIES, INC.
RESOLUTIONS
OF
THE BOARD OF DIRECTORS

Conversion of the Corporation from a Delaware Corporation into a Texas Corporation

WHEREAS, as part of its ongoing oversight, direction and management of the business of Voyager Technologies, Inc. (the “Corporation”), the Board, after investigating and considering the benefits and detriments of redomesticating the Corporation from the State of Delaware and evaluating other jurisdictions of incorporation, including Nevada and Texas, has determined to focus on the redomestication of the Corporation from the State of Delaware to the State of Texas by the conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas;

WHEREAS, having discussed and considered the benefits and detriments of the Conversion, the Board has determined that (i) approving and effecting a redomestication of the Corporation from the State of Delaware to the State of Texas by the conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, pursuant to and in accordance with Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (as amended from time to time, the “TBOC”), and the Plan of Conversion, in the form attached hereto as Exhibit A (such conversion, the “Conversion”), and (ii) approving and adopting the Plan of Conversion, the Texas Certificate of Conversion and Certificate of Formation, each to be filed with the Secretary of State of the State of Texas, in the forms attached hereto as Exhibit B, Exhibit C-1 and Exhibit C-2, respectively (the “Conversion Documents”), and the Bylaws of the Converted Corporation, in the form attached hereto as Exhibit D (the “Bylaws” and, together with the Conversion Documents, the “Texas Governing Documents”), are in the best interests of the Corporation and its stockholders;

WHEREAS, upon the Conversion, the Corporation will cease to be governed by the laws of the State of Delaware, and its existing certificate of incorporation and bylaws, and will become a corporation governed by the laws of the State of Texas (the “Converted Corporation”) and the Texas Governing Documents;

WHEREAS, following receipt of stockholder approval of the Conversion (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Conversion, the Conversion, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of (i) the certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section;

2026 PROXY STATEMENT	65

WHEREAS, at the Effective Time, by virtue of the Conversion and without any further action by the Corporation or its stockholders, the Converted Corporation, the holders thereof, or any other person, each share of Class A Common Stock and Class B Common Stock (each, as defined in the certificate of incorporation of the Corporation), par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one issued and outstanding share of Class A Common Stock or Class B Common Stock, as applicable, par value $0.0001 per share, of the Converted Corporation, and each option, warrant, restricted stock unit, option or other right to receive or acquire shares of Class A Common Stock or Class B Common Stock of the Corporation, whether vested or unvested, which is outstanding immediately prior to the Effective Time, will continue in existence and, from and after the Effective Time, constitute an option, warrant, restricted stock unit, option or other right to receive or acquire an equal number of shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Effective Time; and

NOW, THEREFORE, BE IT RESOLVED: That the Board hereby determines that the Conversion, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Corporation and its stockholders and hereby approves, adopts and declares advisable the Conversion (by means of conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas), the Plan of Conversion and the Texas Governing Documents.

RESOLVED FURTHER: That the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER: That the Board hereby directs that the Conversion (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Conversion be submitted for approval and adoption, respectively, by the stockholders of the Corporation at the annual meeting of the Corporation’s stockholders to be held in 2026 (the “2026 Annual Meeting”), and the Board hereby recommends that the stockholders of the Corporation approve the Conversion (including the Plan of Conversion and the Texas Governing Documents) and adopt these resolutions.

RESOLVED FURTHER: That, notwithstanding approval by the stockholders of the Corporation of the Conversion (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Conversion and the Plan of Conversion without further action by the stockholders of the Corporation if the Board determines that the Conversion is no longer in the best interests of the Corporation and its stockholders.

RESOLVED FURTHER: That, pursuant to the Plan of Conversion, at the Effective Time, any outstanding book-entry entitlements representing issued and outstanding shares of Common Stock of the Corporation shall automatically become the number and class of shares of the

66	Voyager Technologies, Inc.

Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Corporation’s transfer agent.

RESOLVED FURTHER: That upon receipt of stockholder approval of the Conversion (including the Plan of Conversion and the Texas Governing Documents) at the 2026 Annual Meeting, each of the officers of the Corporation (each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Corporation’s obligations under the Plan of Conversion and to consummate the Conversion, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the States of Texas and Delaware, as applicable, and the execution and filing of the Texas Certificate of Formation with the Secretary of State of the State of Texas; (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) the payment of any fees that may be necessary in connection with the Conversion; (d) the submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Conversion; and (f) all such other and further agreements, requests, certificates, instruments or documents, including any documents as may be necessary to cancel the Corporation’s foreign qualification registrations in which the Corporation may be currently qualified or otherwise doing business, if applicable, and applications to qualify the Converted Corporation to do business in any jurisdictions as the Authorized Officers of the Converted Corporation may deem necessary or appropriate.

RESOLVED FURTHER: That the Authorized Officers, and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; and any and all agreements, instruments or documents heretofore executed and acts heretofore done in connection with the actions contemplated by the foregoing resolutions are hereby in all respects ratified and confirmed.

Proxy Materials

RESOLVED: That, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (i) include the Conversion proposal (including the Plan of Conversion and the Texas Governing Documents) and these resolutions in the Corporation’s proxy materials for the 2026 Annual Meeting, and (ii) solicit proxies on behalf of the Board from the Corporation’s stockholders authorizing the persons named in such proxies to vote their shares of the Corporation’s common stock in favor of the Conversion proposal, including, without limitation, the Conversion (including the Plan of Conversion and the Texas Governing Documents) and these resolutions, at the 2026 Annual Meeting.

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RESOLVED FURTHER: That the Authorized Officers be, and each of them hereby is, authorized and directed to file such materials with the Securities and Exchange Commission (the “SEC”) and The New York Stock Exchange, or any other applicable stock exchange, in substantially the same form, with such changes and modifications thereof as the officers signing the same shall deem necessary or advisable, and to deliver or cause to be delivered the proxy materials to all stockholders of the Corporation as of the record date for the 2026 Annual Meeting; and

RESOLVED FURTHER: That all actions heretofore taken in good faith by the officers and directors of the Corporation with respect to the foregoing transactions and all other matters contemplated by the foregoing resolutions are hereby approved, adopted, ratified and confirmed, and shall be conclusively deemed to be such corporate act and deed for all purposes.

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ANNEX B

CERTIFICATE OF FORMATION
OF
VOYAGER TECHNOLOGIES, INC.

Voyager Technologies, Inc., a for-profit corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

A. The Corporation was originally formed as a corporation under the laws of the State of Delaware (the “Delaware Corporation”), with its principal place of business at 1225 17th Street, Suite 1100 Denver, CO 80202, under the name “Voyager Space Holdings, Inc.” on August 15, 2019.

B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Voyager Technologies, Inc.” on [ ● ], 2026, pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I

The name of the Corporation is Voyager Technologies, Inc. (the “Corporation”). The Corporation is a for-profit corporation.

ARTICLE II

The address of the Corporation’s initial registered office in the State of Texas is Cogency Global, Inc. The name of the Corporation’s initial registered agent at such address is 1601 Elm Street Suite 4360, Dallas, TX 75201. The initial mailing address of the Corporation is 1225 17th Street, Suite 1100 Denver, CO 80202.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code, as it now exists or may hereafter be amended and supplemented (the “TBOC”).

ARTICLE IV
CAPITAL STOCK

The total number of shares of capital stock which the Corporation is authorized to issue is 500,000,000 shares comprised of two classes as follows: (i) 450,000,000 shares of common stock, having a par value of $0.0001 per share (the “Common Stock”), of which (a) 400,000,000 shares shall be a series designated as Class A Common Stock (the “Class A Common Stock”) and (b) 50,000,000 shares shall be a series designated as Class B Common Stock (the “Class B Common Stock”), and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). For the avoidance of doubt, the Class A Common Stock and the Class B Common Stock shall be two separate series of stock and shall not be deemed to be separate classes of capital stock.

The number of authorized shares of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote thereon (or, if the TBOC is amended to authorize corporate action implementing the following voting

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standard, by the affirmative vote of a majority of the votes cast by the holders of then-outstanding shares of capital stock of the Corporation entitled to vote thereon), unless a vote of any such holder is required pursuant to this Certificate of Formation (including any statement of resolution relating to any series of Preferred Stock). Except as otherwise required by this Certificate of Formation (including any statement of resolution relating to any series of Preferred Stock), and notwithstanding any provision of the TBOC to the contrary, (a) all classes or series of stock are entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, and (b) the approval of a “fundamental action” or “fundamental business transaction” as each such term is defined in the TBOC requires the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of stock entitled to vote thereon, voting together as a single class; provided, that, if the TBOC is amended to authorize corporate action implementing the following voting standard, the approval of any such action shall thereafter require the affirmative vote of a majority of the votes cast by the holders of then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation are as follows:

A.COMMON STOCK.

Subject to and qualified by all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Certificate of Formation (including any statement of resolution relating to any series of Preferred Stock):

1.Voting Rights.

a.General Right to Vote Together. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together on all matters submitted to a vote of the stockholders.

b.Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the shareholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share held by such holder as of the record date for determining shareholders entitled to vote on such matter, and each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each such share held by such holder as of the record date for determining shareholders entitled to vote on such matter. Notwithstanding the foregoing, except as otherwise required by law, holders of shares of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Formation (including any statement of resolution relating to any series of Preferred Stock) that relates solely to the terms of the Preferred Stock or one or more outstanding series thereof if the holders of such Preferred Stock or series thereof are entitled, either separately or together with the holders of one or more other such series, to vote thereon under this Certificate of Formation (including any statement of resolution relating to any series of Preferred Stock) or under the TBOC.

c.Cumulative Voting. Unless required by law, there shall be no cumulative voting.

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2.Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

a.Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of any Distribution, Distributions may be declared and paid ratably on the Common Stock out of the assets of the Corporation which are legally available for this purpose at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such series is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a series; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be) and such Distribution shall be deemed equal, identical and ratable so long as such Distribution is paid or distributed ratably on a per share basis.

b.Subdivision or Combination. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of the other such series will be concurrently subdivided, combined or reclassified in the same proportion and manner to maintain the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date or effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such series is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a series.

c.Equal Treatment in any Merger Transaction. The consideration received per share by the holders of each series of Common Stock in any merger, consolidation, reorganization or other business combination shall be identical; provided, however, that if (i) such consideration consists, in whole or in part, of shares of capital stock of, or other equity interests in, the Corporation or any other corporation, partnership, limited liability company or other entity, and (ii) the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of shares of capital stock or other equity interests received in respect of the

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shares of Class A Common Stock and Class B Common Stock differ solely to the extent that the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock differ as described in this Article IV, then the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of such shares of capital stock or other equity interests may differ to the extent that the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock differ as provided herein (including, without limitation, with respect to the voting rights and conversion provisions hereof); and provided further, that, if the holders of any series of Common Stock are granted the right to elect to receive one of two or more alternative forms of consideration, the foregoing provisions shall be deemed satisfied if holders of the other series of Common Stock are granted corresponding election rights.

3.Conversion of Class B Common Stock.

a.Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation. Such written notice shall state therein the number of shares of Class B Common Stock being converted and the name or names of the holder or holders thereof in which the shares of Class A Common Stock are to be registered.

b.Automatic Conversion. Each share of Class B Common Stock shall automatically, without any further action by the holder thereof, convert into one fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share; provided, however, that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (v) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

i.an Immediate Family Member of the Founder who shares the Founder’s household;
ii.a trust (including a grantor retained annuity trust), or a trustee of a trust, for the benefit of the Founder or any Immediate Family Member of the Founder so long as the Founder (or the spouse of the Founder), directly or indirectly through one or more Permitted Transferees, has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration and, provided, further, that in the event the Founder (or the spouse of the Founder) no longer has direct or indirect sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

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iii.an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code (or successor provision), or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements of an Individual Retirement Account under Section 408(a) of the Internal Revenue Code (or successor provision) maintained by the Founder or the spouse of the Founder, or a pension, profit sharing, stock bonus or other type of plan or trust of which the Founder or the spouse of the Founder is a participant and beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code (or successor provision); provided that in each case the Founder or the spouse of the Founder, directly or indirectly through one or more Permitted Transferees, has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Founder or the spouse of the Founder no longer has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
iv.a corporation, partnership or limited liability company in which the Founder or the spouse of the Founder directly, or indirectly through one or more Permitted Transferees, own shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise have legally enforceable rights, such that the Founder or the spouse of the Founder retains sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided such Transfer does not involve any payment of cash, securities, property or other consideration and, provided, further, that in the event the Founder or spouse of the Founder no longer owns sufficient shares, partnership interests or membership interests, as applicable, or no longer has sufficient legally enforceable rights to ensure such Class B Stockholder retains sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
v.from the Founder or the Founder’s Permitted Transferees to the Founder’s estate or to any Immediate Family Member of the Founder as a result of the Founder’s death.

c.Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) outstanding share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock. Following such conversion, the reissuance of any shares of Class B Common Stock shall be prohibited, and the Corporation shall take all necessary action to retire each share of

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Class B Common Stock in accordance with the applicable provisions of the TBOC, including filing any certificate or amendment with the Secretary of State of the State of Texas required thereby, and upon the effectiveness of such filing, it shall have the effect of reducing the number of authorized shares of Class B Common Stock and, if all shares of Class B Common Stock were previously issued, eliminating all references to Class B Common Stock in this Certificate of Formation.

d.Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock in accordance with this Article IV, Section A(3) and the general administration of this dual series stock structure, including the issuance of stock certificates (or the establishment of book‑entry positions) with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred in accordance with this Article IV, Section A(3)(b)(ii). A determination by the Board that a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.

e.Immediate Effect of Conversion. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Article IV, Section A(3), such conversion(s) shall be deemed to have been effective immediately prior to the close of business on the date that the Corporation’s transfer agent receives the written notice required under Section A(3)(a) of this Article IV, the time that the Transfer of such shares occurred under Section A(3)(b) of this Article IV, the date specified in Section A(3)(c) of this Article IV or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock pursuant to this Article IV, Section A(3), all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book‑entry position(s) representing the shares of Class A Common Stock) are to be issued shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were converted. Notwithstanding anything to the contrary in Section A(3) of this Article IV, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Section A(3) of this Article IV occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the Class B Stockholder as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Certificate of Formation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock, on a one‑to‑one basis.

f.Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of

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Class B Common Stock pursuant to this Article IV, Section A(3), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4.No Further Issuances. Except for the issuance of Class B Common Stock issuable upon the settlement, exercise or conversion of Rights outstanding at the IPO Time or Rights contemplated by the Equity Incentive Plan, a dividend payable in accordance with Article IV, Section A(2)(a) or a subdivision or reclassification in accordance with Article IV, Section A(2)(b), the Corporation shall not at any time after the IPO Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate series. After the Final Conversion Date, the Corporation shall not issue any additional shares of Class B Common Stock.

B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board as hereinafter provided. For all purposes, this Certificate of Formation shall include each statement of resolution (if any) setting forth the terms of a series of Preferred Stock.

Authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a statement of resolution relating thereto in accordance with the applicable law of the State of Texas, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption rights and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the TBOC. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Certificate of Formation (including any statement of resolution relating to such series of Preferred Stock). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Formation (including any statement of resolution relating to such series of Preferred Stock).

ARTICLE V

The following terms, where capitalized in this Certificate of Formation, shall have the meanings ascribed to them in this Article V:

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock issued at or prior to the IPO Time, (ii) the registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Time (including, without limitation upon exercise of options or warrants and settlement of restricted stock units) or (iii) a Permitted Transferee of the foregoing registered holders in clauses (i) and (ii).

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“Distribution” means (i) any dividend of cash, property or shares of the Corporation’s capital stock payable to holders of shares of the Corporation’s capital stock; and (ii) any distribution to holders of shares of the Corporation’s capital stock following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Equity Incentive Plan” means the Corporation’s 2025 Incentive Award Plan, as may be amended and/or restated from time to time prior to the Final Conversion Date.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the earliest to occur following the IPO Time of (i) the date fixed by the Board that is no less than sixty‑one (61) days and no more than one hundred and eighty (180) days following the date the Founder is no longer providing services to the Corporation as an executive officer or member of the Board, (ii) the date fixed by the Board that is no less than sixty‑one (61) days and no more than one hundred and eighty (180) days following the death or Incapacity of the Founder, (iii) the first trading day following the seven (7) year anniversary of the IPO Time, or (iv) the date on which the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by the Founder and the Founder’s Permitted Transferees (including shares underlying Rights) represents less than 50% of the shares of Class A Common Stock and Class B Common Stock beneficially owned by the Founder at the IPO Time.

“Founder” means Dylan Taylor.

“Immediate Family Member” means, with respect to a natural person, the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother‑in‑law, father‑in‑law, son‑in‑law, daughter‑in‑law, brother‑in‑law, or sister‑in‑law, and shall include adoptive relationships.

“Incapacity” means that such holder is incapable of managing such holder’s financial affairs under the criteria set forth in the applicable probate code and such incapacity has lasted or can be expected to last for a continuous period of not less than twelve (12) months or is suffering from a condition that can be expected to result in death, in each case, as determined by a licensed medical practitioner. In the event of a dispute regarding whether a Class B Stockholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.

“IPO” means the Corporation’s initial underwritten public offering of the Class A Common Stock.

“IPO Time” means the closing of the IPO.

“Rights” means any option, warrant, restricted stock unit, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be the New York Stock Exchange or Nasdaq Global Market (or similar national quotation system of the Nasdaq Stock Market) (“Nasdaq”) or any successor exchange of either the New York Stock Exchange or Nasdaq.

“Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by

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operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock. Notwithstanding the foregoing, the following shall not be considered a “Transfer”: (a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of shareholders of the Corporation or by written consent in lieu of a meeting of stockholders of the Corporation or by written consent in lieu of a meeting of shareholders of the Corporation; (b) pledging shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer”; (c) the fact that, as of the IPO Time or at any time after the IPO Time, the spouse of any Class B Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock (and provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer); (d) entering into a trading plan pursuant to Rule 10b5‑1 under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale; (e) granting a proxy by the Founder or the Founder’s Permitted Transferees to a person designated by the Board to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to a proxy or voting agreements then in place, effective either (x) on the death of such Founder or (y) during any Incapacity of such Founder, including the exercise of such proxy by the person designated by the Board; or (f) entering into, or reaching an agreement, arrangement or understanding regarding, a support, voting, tender or similar agreement or arrangement (with or without a proxy) in connection with a merger, conversion, transfer, asset transfer, asset acquisition or any other transaction approved by the Board.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement, or otherwise; provided, however, that the following shall not be considered a loss or other diminishment of “Voting Control”: (a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of shareholders of the Corporation or by written consent in lieu of a meeting of shareholders of the Corporation; (b) pledging shares of Class B Common Stock by a holder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the holder continues to exercise voting control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a loss of “Voting Control”; (c) the fact that, as of the IPO Time or at any time after the IPO Time, the spouse of any holder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a loss of “Voting Control” of such shares of Class B Common Stock (and provided that any transfer of voting control over shares held by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer of voting control in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a loss of “Voting Control” of such shares of Class B Common Stock unless otherwise provided herein); (d) entering into a trading plan pursuant to Rule 10b5‑1 under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a loss of “Voting Control” at the time of such sale; (e) granting a proxy by a Founder or a Founder’s Permitted Transferees to a person designated by the

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Board to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to a proxy or voting agreements then in place, effective either (x) on the death of such Founder or (y) during any Incapacity of such Founder, including the exercise of such proxy by the person designated by the Board; or (z) entering into, or reaching an agreement, arrangement or understanding regarding, a support, voting, tender or similar agreement or arrangement (with or without a proxy) in connection with a merger, conversion, transfer, asset transfer, asset acquisition or other transaction approved by the Board.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A.Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of shareholders following the IPO Time; the initial Class II directors shall serve for a term expiring at the second annual meeting of shareholders following the IPO Time; and the initial Class III directors shall serve for a term expiring at the third annual meeting of shareholders following the IPO Time. At each annual meeting of shareholders of the Corporation beginning with the first annual meeting of shareholders following the IPO Time, subject to any special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. The Board is authorized to designate members of the Board already in office as Class I, Class II and Class III.
B.Except as otherwise expressly provided by the TBOC or this Certificate of Formation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The number of directors which shall constitute the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.
C.The names of the initial members of the Board of Directors are as follows: [(1) Dylan Taylor; (2) Matthew Kuta; (3) Alan Stern; (4) Cheryl Shavers; (5) Gabe Finke; (6); Marian Joh and (7) William Shelton][1]. The address of each initial director is 1225 17th Street, Suite 1100 Denver, CO 80202.
D.Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two‑thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote thereon.
E.Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by the TBOC, vacancies resulting from the death, resignation, disqualification or removal of any director may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or by election at an annual or special meeting of shareholders called for that purpose; provided, that any director so elected shall hold office for the remainder of the unexpired term of the director’s predecessor. Newly created directorships resulting from any increase in the authorized number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or by the Board; provided, that any director elected by the Board to fill such a newly created directorship shall hold office only until the next election of one or more directors by the shareholders; provided, however, that for so long as the TBOC prohibits such action, the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

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F.Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of shareholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Formation (including any statement of resolution relating to any such series of Preferred Stock). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article VI, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly. Except as otherwise provided in the statement(s) of resolution in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such statement(s) of resolution, the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
G.In furtherance and not in limitation of the powers conferred by the TBOC, the Board is expressly authorized to adopt, amend or repeal Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Formation (including any statement of resolution relating to any such series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the shareholders of the Corporation shall require the affirmative vote of the holders of at least two‑thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote thereon.
H.The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

A.Prior to the Final Conversion Date, any action required or permitted to be taken by the shareholders of the Corporation may be authorized or taken by the consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at an annual or special meeting of the shareholders. Following the Final Conversion Date, any action required or permitted to be taken by the shareholders of the Corporation at an annual or special meeting of the shareholders may only be taken by written consent if such written consent is signed by the holders of all then-outstanding shares of voting stock entitled to vote on such action. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable statement of resolution relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the TBOC.
B.Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of shareholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board or the Chairperson of the Board or by holders of outstanding shares of voting stock having not less than 50% (or the highest percentage then permitted under the TBOC) of the voting power of all outstanding shares of voting stock entitled to vote at such meeting. If the TBOC is amended to authorize corporate action further eliminating or limiting the ability of shareholders to call special meetings, then the ability of shareholders to call special meetings shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. The Board may

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postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
C.Advance notice of shareholder nominations for the election of directors and of other business proposed to be brought by shareholders before any meeting of shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

Directors. To the fullest extent permitted by the TBOC, a director or officer of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the TBOC as the same exists or may hereafter be amended. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. Any amendment, modification or repeal of this Article VIII shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Amendment or Modification. Any amendment repeal or modification of this Article VIII or any amendment to the TBOC, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director or officer, as applicable, at the time of such amendment, repeal or modification.

ARTICLE IX

To the fullest extent permitted by the TBOC, the Corporation shall have the power to provide, in any manner permitted by the TBOC, rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE X

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Eleventh Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Southern District of Texas, Houston Division, or, if that court lacks jurisdiction, the state district court of Harris County, Texas) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (as either may be amended from time to time) or as to which the Business Court has jurisdiction, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws (as either may be amended from time to time), (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and consented to, the provisions of this Section 1 of this Article X, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by law. The existence of any prior consent to, or selection of,

80	Voyager Technologies, Inc.

an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this this Article X with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Notwithstanding the foregoing, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

Derivative Proceedings. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in the TBOC) or has 500 or more shareholders, no shareholder or group of shareholders of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns at least one percent (1%) of the outstanding shares of the Corporation. The foregoing ownership requirement shall be applied consistently with the applicable provisions of the TBOC.

Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AS IT PRESENTLY EXISTS OR MAY HEREAFTER BE AMENDED, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 1 OF THIS ARTICLE X.

Severability. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

The Corporation reserves the right to amend or repeal this Certificate of Formation in the manner now or hereafter prescribed by statute and this Certificate of Formation, and all rights conferred upon shareholders herein are granted subject to this reservation.

Notwithstanding anything contained in this Certificate of Formation to the contrary, in addition to any vote required by applicable law, the following provisions in this Certificate of Formation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be

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adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article IV, Article VI, Article VII, Article VIII, Article IX, Article X, and this Article XI; provided, however, for so long as any shares of Class B Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of Class B Common Stock, voting as a separate series, in addition to any other vote required by law or this Certificate of Formation, directly or indirectly, amend, alter, change, adopt, or repeal any provision inconsistent with Part A of Article IV, Article VI or this provision of this Article XI.

If any provision or provisions of this Certificate of Formation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Formation (including, without limitation, each portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Certificate of Formation (including, without limitation, each such portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC, and any successor provision thereto, regarding the standard of conduct applicable to directors and officers of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer as of this [●] day of [●], 2026.

By: _______________________________
Name: Dylan Taylor, Chief Executive Officer

[1] Subject to update pending election results at the Corporation’s annual meeting of stockholders held in 2026.

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ANNEX C

Bylaws of
Voyager Technologies, Inc.
(a Texas corporation)
as of [ □ ], 2026

Bylaws of Voyager Technologies, Inc.
Article I - Corporate Offices
1.1 Registered Office.

The address of the registered office of Voyager Technologies, Inc. (the “Corporation”) in the State of Texas, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of formation, as the same may be amended and/or restated from time to time (the “Certificate of Formation”).

1.2 Other Offices.

The Corporation may have additional offices at any place or places, within or outside the State of Texas, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

Article II - Meetings of Shareholders
2.1 Place of Meetings.

Meetings of shareholders shall be held at any place within or outside the State of Texas, designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meeting.

The Board shall designate the date and time of the annual meeting of shareholders. At the annual meeting of shareholders, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these Bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of shareholders.

2.3 Special Meeting.

Special meetings of stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.

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No business may be transacted at any special meeting of shareholders other than the business specified in the notice of such meeting. The Board may postpone or reschedule any previously scheduled special meeting of shareholders.

2.4 Notice of Business to be Brought before a Meeting.
(a) At an annual meeting of the shareholders, only such business (other than the nomination of persons for election to the Board) shall be conducted as shall have been properly brought before the meeting pursuant to and in accordance with this Section 2.4. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these Bylaws, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or (iii) otherwise properly brought before the meeting by a shareholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice to the Corporation provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a shareholder to propose business (other than nominations of persons for election to the Board) to be brought before an annual meeting of the shareholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.7, and shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders. For purposes of this Section 2.4, (i) “present in person” shall mean that the shareholder proposing that the business be brought before the annual meeting of the shareholders, or a qualified representative of such proposing shareholder, appear at such annual meeting, and (ii) a “qualified representative” of such proposing shareholder shall be a duly authorized officer, manager or partner of such shareholder or any other person authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the annual meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at or before such annual meeting of shareholders. Shareholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.5(a) and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.5(a).
(b) Without qualification, for business to be properly brought before an annual meeting of shareholders by a shareholder, such proposed business must constitute a proper matter for shareholder action and the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days no more than one hundred twenty (120) days prior to the one year anniversary of the preceding year’s annual meeting which, in the case of the first annual meeting of shareholders following the closing of the Corporation’s initial underwritten public offering of Class A Common Stock, the date of the preceding year’s annual meeting shall be deemed to be May 15; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received at, the principal executive offices of the Corporation, not more than the one hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (1 Oth) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual

84	Voyager Technologies, Inc.

meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.
(c) To be in proper form for purposes of this Section 2.4, a shareholder’s notice to the Secretary shall set forth:
(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) the date or dates such shares were acquired, (D) the investment intent of such acquisition of such shares and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Shareholder Information”);
(ii) As to each Proposing Person,
(a) the material terms and conditions of any “derivative security” (as such term is defined in Rule 16a‑1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a‑1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a‑1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,
(1) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,
(2) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrowing transaction, or a share repurchase transaction or
(3) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,
(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or
(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a

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“derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d‑l(b)(l) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d‑l(b)(l) under the Exchange Act solely by reason of Rule 13d‑l(b)(l)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underly any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,
(b) a description of any agreement, arrangement or understanding with respect to any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of capital stock of the Corporation,
(c) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,
(d) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand,
(e) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),
(f) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (1) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (2) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity;
(g) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies or votes from shareholders in support of such proposal and
(h) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the annual meeting pursuant to Section 14(a) of the Exchange Act

(the disclosures to be made pursuant to the foregoing clauses (a) through (h) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the shareholder proposes to bring before the annual meeting of shareholders, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and

86	Voyager Technologies, Inc.

understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names), in each case, in connection with the proposal of such business by such shareholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the annual meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the shareholder providing the notice of business proposed to be brought before an annual meeting of shareholders, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in such solicitation.

(d) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting of shareholders, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for shareholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (TO) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before an annual meeting of the shareholders.

(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of shareholders that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting (or, in advance of any meeting of shareholders, the Board of Directors or an authorized committee thereof) shall, if the facts warrant, determine whether the business was properly brought before the meeting in accordance with this Section 2.4, and if the presiding officer or Board should determine any proposed business was not proposed in compliance with this Section 2.4, the presiding officer or the Board shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

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(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of shareholders other than any proposal made in accordance with Rule 14a‑8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a‑8 under the Exchange Act.

(h) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 Notice of Nominations for Election to the Board of Directors.

(a) Nominations of any person for election to the Board at an annual meeting of shareholders or at a special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these Bylaws, or (ii) by a shareholder present in person who (A) was a record owner of shares of capital stock the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 and Section (e) as to such notice and nomination. For purposes of this Section 2.5, (i) “present in person” shall mean that the shareholder nominating any person for election to the Board at the meeting of the Corporation, or a qualified representative of such shareholder, appear at such meeting and (ii) a “qualified representative” of such proposing shareholder shall be a duly authorized officer, manager or partner of such shareholder or any other person authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. The foregoing clause (ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the Board at an annual or special meeting of shareholders.
(b) (i) Without qualification, in the case of an annual meeting of shareholders, for a shareholder to make any nomination of a person or persons for election to the Board at an annual meeting, the shareholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such shareholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section (e) and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section (e).
(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a shareholder to make any nomination of a person or persons for election to the Board at a special meeting, the shareholder must (1) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (2) provide the information with respect to each Nominating Person and each candidate for nomination as required by this Section 2.5 and Section (e) and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section

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2.4) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”).
(iii) In no event shall any adjournment or postponement of an annual or special meeting of shareholders or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
(iv) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by shareholders at the applicable annual or special meeting of shareholders. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable or (ii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.
(c) To be in proper form for purposes of this Section 2.5, a shareholder’s notice to the Secretary shall set forth:
(i) As to each Nominating Person, the Shareholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(c)(ii)(g), the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group which intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a‑19 promulgated under the Exchange Act; and
(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the Corporation’s next meeting of shareholders at which directors are to be elected and to serving as a director for a full term if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates (as defined in Rule 14a‑1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a) (ii)(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S‑K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Nominee Information”), and (C) a completed and signed questionnaire, representation and agreement as provided in Section (e)(a).

For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in such solicitation.

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(d) The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A shareholder providing notice of any nomination proposed to be made at an annual or special meeting of shareholders shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for shareholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or submit any new proposal, matters, business or resolutions proposed to be brought before an annual or special meeting of the shareholders.

(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting of shareholders, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with Rule 14a‑19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in accordance with the time frames required in this Section 2.5 or by Rule 14a‑19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a‑19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a‑19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a‑19(a)(2) or Rule 14a‑19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a‑19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of shareholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a‑19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a‑19(a)(3) promulgated under the Exchange Act.

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2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a shareholder of record, must have previously delivered, to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in the form provided by the Corporation within ten (10) days upon written request of any shareholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in the form provided by the Corporation within ten (10) days upon written request of any shareholder of record therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein or to the Corporation, (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect), and (D) if elected as a director of the Corporation, intends to serve the entire term until the next meeting at which such candidate would face reelection.

(b) The Board may also require any proposed candidate for nomination as a director to furnish such other information related to such candidate’s eligibility or qualification to serve as a director as may reasonably be requested by the Board in writing prior to the meeting of shareholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5(e), if necessary, so that the information provided or required to be provided pursuant to this Section 2.5(e) shall be true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for shareholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by

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such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the shareholders.

(d) No candidate nominated pursuant to Section 2.5(a)(ii) shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.5(e), as applicable. The presiding officer at the meeting shall (or, in advance of any meeting of shareholders, the Board or an authorized committee thereof), if the facts warrant, determine whether a nomination was properly made in accordance with Section 2.5 and this Section 2.5(e), and if the presiding officer or the Board should determine that any nomination was not made in compliance with Section 2.5 and this Section 2.6, the presiding officer or the Board shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(e) Notwithstanding anything in these Bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated in accordance with Section 2.5 and this Section 2.5(e) and elected as a director.

2.7 Notice of Shareholders’ Meetings.

Unless otherwise provided by law, the Certificate of Formation or these Bylaws, the notice of any meeting of shareholders shall be sent or otherwise given in accordance with Section 8.1 of these Bylaws not less than ten (10) no more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting of shareholders, the purpose or purposes for which such meeting is called. To the extent required by the TBOC, notice of a shareholder meeting involving a fundamental business transaction (as defined in the TBOC) must be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of the shareholder’s right to vote on the matter, and shall state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

2.8 Quorum.

Unless otherwise provided by law, the Certificate of Formation or these Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of shareholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of shareholders, then either (i) the presiding officer of the meeting or (ii) a majority in voting power of the shareholders, present in person, or by remote communication, if applicable, or represented by proxy, and entitled to vote thereon shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At any

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adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 Adjourned Meeting; Notice.

When a meeting of shareholders is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the TBOC. At any adjourned meeting of shareholders, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.

2.10 Conduct of Business.

Meetings of shareholders shall be presided over by the Chair of the Board, if any, or in his or her absence or at his or her direction by the Chief Executive Officer or in the absence or at the direction of the foregoing persons by a presiding officer, who shall be a director or officer of the Corporation, designated by the Board. The Secretary shall act as Secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as Secretary of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting of shareholders shall be announced at the meeting by the presiding officer. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the presiding officer of any meeting of shareholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), (or, in advance of the meeting of shareholders, the Board or an authorized committee thereof) shall, if the facts warrant, determine whether the business or nomination was properly brought before the meeting and if such presiding person or the Board should determine that such business or nomination was not properly brought, such presiding person or the Board shall so declare to the meeting and any such business or nomination not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person

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presiding officer of meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 Voting.

Except as may be otherwise provided in the Certificate of Formation or the TBOC, each shareholder shall be entitled to one (1) vote for each share of capital stock of the Corporation held by such shareholder.

Except as otherwise provided by the Certificate of Formation, at all duly called or convened meetings of shareholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Formation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be applicable to the matter, each other matter presented to the shareholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of a majority in voting power of the shares entitled to vote on, and who voted for or against (excluding, for the avoidance of doubt, abstentions and broker non-votes) on such matter.

2.12 Record Date for Shareholder Meetings and Other Purposes.

In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

If shareholders are permitted to act by written consent under the Certificate of Formation, in order that the Corporation may determine the shareholders entitled to express consent to corporate action without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the

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resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining shareholders entitled to express consent to corporate action without a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

2.13 Proxies.

Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy in any manner permitted by law, including Rule 14a-19 promulgated under the Exchange Act. No proxy shall be voted or acted upon after eleven (11) months from its date unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, as provided by the TBOC. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the shareholder.

Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board

2.14 List of Shareholders Entitled to Vote.

The Corporation shall prepare, at least eleven (11) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting (provided, however, that if the record date for determining the shareholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the shareholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares registered in the name of each shareholder, and the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares held by such shareholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the shareholders entitled to examine the list of shareholders required by this Section 2.14 or to vote in person or by proxy at any meeting of shareholders.

2.15 Inspectors of Election.

Before any meeting of shareholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person

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appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;
(b) count all votes or ballots;
(c) count and tabulate all votes;
(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and
(e) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.16 Delivery to the Corporation.

Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered.

Article III - Directors
3.1 Powers.

Except as otherwise provided by the Certificate of Formation or the TBOC, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 Number of Directors.

Subject to the Certificate of Formation, the total number of directors constituting the Board shall be determined from time to time exclusively by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided in Section 3.4 of these Bylaws, and subject to the Certificate of Formation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be shareholders. The Certificate of Formation or these Bylaws may prescribe qualifications for directors.

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3.4 Resignation and Vacancies.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Formation or these Bylaws, and to the fullest extent permitted by the TBOC, vacancies resulting from the death, resignation, disqualification or removal of any director may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or by election at an annual or special meeting of shareholders called for that purpose; provided, that any director so elected shall hold office for the remainder of the unexpired term of the director’s predecessor. Newly created directorships resulting from any increase in the authorized number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or by the Board; provided, however, that (a) any director elected by the Board to fill such a newly created directorship shall hold office only until the next election of one or more directors by the shareholders, and (b) for so long as the TBOC prohibits such action, the Board of Directors may not fill more than two such directorships resulting from an increase in the number of directors during the period between any two successive annual meetings of shareholders.

3.5 Place of Meetings; Meetings by Telephone.

The Board may hold meetings, both regular and special, either within or outside the State of Texas.

Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this Bylaw shall constitute presence in person at the meeting.

3.6 Regular Meetings.

Regular meetings of the Board may be held within or outside the State of Texas and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice‑messaging system or other system designed to record and communicate messages, facsimile, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the total number of directors constituting the Board.

Notice of the time and place of special meetings shall be:

2026 PROXY STATEMENT	97

(a) delivered personally by hand, by courier or by telephone;
(b) sent by United States first‑class mail, postage prepaid;
(c) sent by facsimile or electronic mail; or
(d) sent by other means of electronic transmission, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty‑four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum.

At all meetings of the Board, unless otherwise provided by the Certificate of Formation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Formation or these Bylaws.

3.9 Board Action without a Meeting.

Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article IV - Committees

4.1 Committees of Directors.

The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these

98	Voyager Technologies, Inc.

Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to take any action that a committee of the board of directors may not validly take under the TBOC, as it presently exists or may hereafter be amended.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (place of meetings; meetings by telephone);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings; notice);
(iv) Section 3.9 (board action without a meeting); and
(v) Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However.

(i)the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(i)special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(ii)the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Formation or applicable law.

4.4 Subcommittees.

Unless otherwise provided in the Certificate of Formation, these Bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V - Officers
5.1 Officers.

The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person. No officer need be a shareholder or director of the Corporation.

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5.2 Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.

5.3 Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board, provided that, if the Board has empowered the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint any officer of the Corporation in accordance with the provisions of Section 5.3 of these Bylaws, then such officer may also be removed, with or without cause, by the Chief Executive Officer or the President, as applicable.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2 and Section 5.3.

5.6 Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board or, if the Board has empowered the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint any officer of the Corporation in accordance with the provisions of Section 5.3 of these Bylaws, by the Chief Executive Officer or President, as applicable, with respect to such officers

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appointed by the Chief Executive Officer or the President, as applicable, and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8 Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Article VI - Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s shareholders of record, the address and number of shares registered in the name of each such shareholder, and all issuances and transfers of stock of the Corporation are recorded in accordance with the TBOC shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept comply with all applicable requirements of the TBOC.

Article VII - General Matters

7.1 Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents of the Corporation, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.2 Stock Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Formation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. Without limiting any other officer who may hereafter be authorized to sign stock certificates on behalf of the Corporation, the Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation are specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to

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represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to the TBOC); provided, however, that except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 Lost Certificates.

Except as provided in this Section 7.4, no new certificates for shares or uncertificated shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 Shares Without Certificates

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the TBOC shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7 Dividends.

The Board, subject to any restrictions contained in either (i) the TBOC or (ii) the Certificate of Formation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

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The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.8 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10 Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.

7.12 Registered Shareholders.

Except as otherwise provided by applicable law, the Corporation:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof.

7.13 Waiver of Notice.

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Whenever notice is required to be given under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Formation or these Bylaws.

7.14 Severability.

Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

7.15 Inconsistent Provisions.

In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Formation, the TBOC or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

Article VIII - Notice

8.1 Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under any provisions of the TBOC, the Certificate of Formation, or these Bylaws may be given in writing directed to the shareholder’s mailing address as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, or (2) if delivered by courier service, the earlier of when the notice is received or left at such shareholder’s address. Notice may be given by electronic mail or other electronic transmission only with the affirmative consent of the shareholder to whom such notice is given, in accordance with the TBOC. If given by electronic mail to a consenting shareholder, notice shall be given when directed to such shareholder’s electronic mail address. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to shareholders, Any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given in accordance with Section 21.3531 of the TBOC. Any such consent shall be revocable by the shareholder by written notice or electronic transmission to the Corporation.

Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;

(ii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

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(iii) if by any other form of electronic transmission, when directed to the shareholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Article IX - Indemnification

9.1 Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any director or officer of the Corporation (a “covered person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the foregoing, with respect to a covered person who is not wholly successful on the merits or otherwise in the defense of a Proceeding, indemnification under this Section 9.1 shall be subject to the determination that such covered person acted in good faith and in a manner that the covered person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe the covered person’s conduct was unlawful. For the avoidance of doubt, a covered person who is wholly successful, on the merits or otherwise, in the defense of a Proceeding shall be entitled to mandatory indemnification against reasonable expenses actually incurred in connection with that Proceeding without regard to the foregoing good faith standard, as required by the TBOC. Notwithstanding the preceding sentences, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non‑profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

2026 PROXY STATEMENT	105

9.3 Prepayment of Expenses.

The Corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, in the case of a covered person who is a current director or officer of the Corporation, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of (a) a written affirmation by such covered person of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification under this Article IX and (b) a written undertaking by such covered person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise. Advancement of expenses to former directors or officers, or to employees and agents who are not governing persons, may be made on such terms as the Board deems appropriate, consistent with the TBOC.

9.4 Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 Non‑Exclusivity of Rights.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Formation, these Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

9.6 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the TBOC.

9.7 Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non‑profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership joint venture, trust, enterprise or non‑profit enterprise.

9.8 Continuation of Indemnification.

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The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 Amendment or Repeal; Interpretation.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these Bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of these Bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these Bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these Bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of formation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.

Article X - Amendments
The Board is expressly empowered to adopt, amend or repeal these Bylaws. The shareholders also shall have power to adopt, amend or repeal these Bylaws; provided, however, that such action by shareholders shall require, in addition to any other vote required by the Certificate of Formation or applicable law, the affirmative vote of the holders of at least two‑thirds of the voting power of all the then‑outstanding shares of voting stock of the Corporation entitled to vote thereon, voting together as a single class.

Article XI - Definitions

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As used in these Bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means a form of communication, including communication by use of or participation in one or more electronic data systems (including one or more distributed electronic networks or databases, including those employing blockchain or distributed ledger technology), that does not directly involve the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, as defined in Section 1.002 of the TBOC.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

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ANNEX D
PLAN OF CONVERSION

OF

VOYAGER TECHNOLOGIES, INC., A DELAWARE
CORPORATION,

INTO

VOYAGER TECHNOLOGIES, INC., A TEXAS
CORPORATION

This PLAN OF CONVERSION (this “Plan”), dated as of [●], 2026, is hereby adopted by Voyager Technologies, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Voyager Technologies, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity (the “Delaware Charter”).

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1. Plan of Conversion.

a. The name of the Converting Entity is “Voyager Technologies, Inc.”, a Delaware corporation.
b. The name of the Converted Entity is “Voyager Technologies, Inc.”, a Texas corporation.
c. The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Voyager Technologies, Inc.”; that is, in the organizational form of the Converted Entity.
d. The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e. As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, (i) each share of Class A Common Stock (as such term is defined in the Delaware Charter, henceforth the “Delaware Class A Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Class A

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Common Stock (as such term is defined in the Texas Charter (as defined in Section 2), henceforth the “Texas Class A Common Stock”) and (ii) each share of Class B Common Stock (as such term is defined in the Delaware Charter, henceforth the “Delaware Class B Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Class B Common Stock (as such term is defined in the Texas Charter, henceforth the “Texas Class B Common Stock”). Any warrant, option, restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, Delaware Class A Common Stock, Delaware Class B Common Stock or other equity security of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, restricted stock, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of Texas Class A Common Stock, Texas Class B Common Stock or other equity security of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock are issued and outstanding as of the Effective Time.
f. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each service provider letter or agreement, service provider benefit plan or agreement, incentive compensation (including any equity or cash plans) plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of Delaware Class A Common Stock, Delaware Class B Common Stock or other equity security of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of Texas Class A Common Stock, Texas Class B Common Stock or other equity security of the Converted Entity, respectively.
g. As the Converting Entity has no certificated shares, all of the issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
h. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2. Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Texas Charter”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, Converting

110	Voyager Technologies, Inc.

Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion.

3. Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c of this Plan. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Texas, have the effects set forth in Title 1, Chapter 10 of the TBOC. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4. Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Texas Charter, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of any person, (i) the members of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Converted Entity, with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the board of directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee as of immediately prior to the Effective Time, and the members of each such committee as of immediately prior to the Effective Time shall continue as the members of each such committee of the Converted Entity, each to serve at the pleasure of the board of directors of the Converted Entity; and (iii) the officers of the Converting Entity as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Converted Entity, with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7. Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 7 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

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8. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

9. Termination; Abandonment. At any time before the Effective Time, irrespective of whether approval of the Conversion by the requisite stockholders of the Converting Entity has occurred, this Plan may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

10. Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

11. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Signature Page Follows]

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IN WITNESS WHEREOF, Voyager Technologies, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Voyager Technologies, Inc.:

By: ____________________
Name: Dylan Taylor
Title: Chief Executive Officer

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EXHIBIT A

TEXAS CHARTER
(attached)

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EXHIBIT B

BYLAWS
(attached)

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ANNEX E
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VOYAGER TECHNOLOGIES, INC.

Voyager Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Corporation is Voyager Technologies, Inc. The Corporation was incorporated under the name Voyager Space Holdings, Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 15, 2019.

2.This Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which amends, restates and further integrates the certificate of incorporation of the Corporation as heretofore in effect, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL, and has been adopted by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

3.The text of the certificate of incorporation of the Corporation, as heretofore amended, is hereby amended and restated by this Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, Voyager Technologies, Inc. has caused this Restated Certificate to be signed by a duly authorized officer of the Corporation, on June 12, 2025.

Voyager Technologies, Inc., a Delaware corporation
By:/s/ Dylan Taylor
Name: Dylan Taylor
Title: Chief Executive Officer

116	Voyager Technologies, Inc.

EXHIBIT A

ARTICLE I

The name of the corporation is Voyager Technologies, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1521 Concord Pike, Suite 201, Wilmington, Delaware 19803, New Castle County, and the name of its registered agent at such address is Corporate Creations Network Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.

ARTICLE IV
CAPITAL STOCK

The total number of shares of capital stock which the Corporation is authorized to issue is 500,000,000 shares comprised of two classes as follows: (i) 450,000,000 shares of common stock, having a par value of $0.0001 per share (the “Common Stock”), of which (a) 400,000,000 shares shall be a series designated as Class A Common Stock (the “Class A Common Stock”) and (b) 50,000,000 shares shall be a series designated as Class B Common Stock (the “Class B Common Stock”), and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). For the avoidance of doubt, the Class A Common Stock and the Class B Common Stock shall be two separate series of stock and shall not be deemed to be separate classes of capital stock.

The number of authorized shares of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares thereof then outstanding) without a separate class vote of the holders of any of the Common Stock or Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holder is required pursuant to this Restated Certificate (including any Certificate of Designation relating to any series of Preferred Stock).

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation are as follows:

A. COMMON STOCK.

Subject to and qualified by all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Restated Certificate (including any Certificate of Designation relating to any series of Preferred Stock):

1. Voting Rights.

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(a) General Right to Vote Together. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together on all matters submitted to a vote of the stockholders.
(b) Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share held by such holder as of the record date for determining stockholders entitled to vote on such matter, and each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each such share held by such holder as of the record date for determining stockholders entitled to vote on such matter. Notwithstanding the foregoing, except as otherwise required by law, holders of shares of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Restated Certificate (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of the Preferred Stock or one or more outstanding series thereof if the holders of such Preferred Stock or series thereof are entitled, either separately or together with the holders of one or more other such series, to vote thereon under this Restated Certificate (including any Certificate of Designation relating to any series of Preferred Stock) or under the DGCL.
(c) Cumulative Voting. Unless required by law, there shall be no cumulative voting.

2. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of any Distribution, Distributions may be declared and paid ratably on the Common Stock out of the assets of the Corporation which are legally available for this purpose at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such series is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a series; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire, or securities convertible into or exchangeable for, such stock, as the case may be) and such Distribution shall be deemed equal, identical and ratable so long as such Distribution is paid or distributed ratably on a per share basis.

(b) Subdivision or Combination. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of the other such series will be concurrently subdivided, combined or reclassified in the same proportion and manner to maintain the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date or

118	Voyager Technologies, Inc.

effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such series is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a series.

(c) Equal Treatment in any Merger Transaction. The consideration received per share by the holders of each series of Common Stock in any merger, consolidation, reorganization or other business combination shall be identical; provided, however, that if (i) such consideration consists, in whole or in part, of shares of capital stock of, or other equity interests in, the Corporation or any other corporation, partnership, limited liability company or other entity, and (ii) the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of shares of capital stock or other equity interests received in respect of the shares of Class A Common Stock and Class B Common Stock differ solely to the extent that the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock differ as described in this Article IV, then the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of such shares of capital stock or other equity interests may differ to the extent that the powers, designations, preferences and relative, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock differ as provided herein (including, without limitation, with respect to the voting rights and conversion provisions hereof); and provided further, that, if the holders of any series of Common Stock are granted the right to elect to receive one of two or more alternative forms of consideration, the foregoing provisions shall be deemed satisfied if holders of the other series of Common Stock are granted corresponding election rights.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation. Such written notice shall state therein the number of shares of Class B Common Stock being converted and the name or names of the holder or holders thereof in which the shares of Class A Common Stock are to be registered.
(b) Automatic Conversion. Each share of Class B Common Stock shall automatically, without any further action by the holder thereof, convert into one fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share; provided, however, that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (v) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:
(i) an Immediate Family Member of the Founder who shares the Founder’s household;
(ii) a trust (including a grantor retained annuity trust), or a trustee of a trust, for the benefit of the Founder or any Immediate Family Member of the Founder so long as the Founder (or the spouse of the Founder), directly or indirectly through one or more Permitted Transferees, has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration and, provided, further, that in the event the Founder (or the spouse of the Founder) no longer has direct or indirect sole dispositive power and Voting Control with respect to the shares of

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Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code (or successor provision), or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code (or successor provision) maintained by the Founder or the spouse of the Founder, or a pension, profit sharing, stock bonus or other type of plan or trust of which the Founder or the spouse of the Founder is a participant and beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code (or successor provision); provided that in each case the Founder or the spouse of the Founder, directly or indirectly through one or more Permitted Transferees, has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Founder or the spouse of the Founder no longer has sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iv) a corporation, partnership or limited liability company in which the Founder or the spouse of the Founder directly, or indirectly through one or more Permitted Transferees, own shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise have legally enforceable rights, such that the Founder or the spouse of the Founder retains sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided such Transfer does not involve any payment of cash, securities, property or other consideration and, provided, further, that in the event the Founder or spouse of the Founder no longer owns sufficient shares, partnership interests or membership interests, as applicable, or no longer has sufficient legally enforceable rights to ensure such Class B Stockholder retains sole dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(v) from the Founder or the Founder’s Permitted Transferees to the Founder’s estate or to any Immediate Family Member of the Founder as a result of the Founder’s death.

(c) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) outstanding share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock. Following such conversion, the reissuance of any shares of Class B Common Stock shall be prohibited, and the Corporation shall take all necessary action to retire each share of Class B Common Stock in accordance with Section 243 of the DGCL, including filing a certificate of retirement with the Secretary of State of the State of Delaware required thereby, and upon the effectiveness of such certificate of retirement, it shall have the effect of reducing the number of authorized shares of Class B Common Stock and, if all shares of Class B Common Stock were previously issued, eliminating all references to Class B Common Stock in this Restated Certificate.
(d) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock in accordance with

120	Voyager Technologies, Inc.

this Article IV, Section A(3) and the general administration of this dual series stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred in accordance with this Article IV, Section A(3)(b)(ii). A determination by the Board that a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.
(e) Immediate Effect of Conversion. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Article IV, Section A(3), such conversion(s) shall be deemed to have been effective immediately prior to the close of business on the date that the Corporation’s transfer agent receives the written notice required under Section A(3)(a) of this Article IV, the time that the Transfer of such shares occurred under Section A(3)(b) of this Article IV, the date specified in Section A(3)(c) of this Article IV, or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock pursuant to this Article IV, Section A(3), all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book-entry position(s) representing the shares of Class A Common Stock) are to be issued shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were converted. Notwithstanding anything to the contrary in Section A(3) of this Article IV, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Section A(3) of this Article IV occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the Class B Stockholder as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock, on a one-to-one basis.
(f) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock pursuant to this Article IV, Section A(3), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon the settlement, exercise or conversion of Rights outstanding at the IPO Time or Rights contemplated by the Equity Incentive Plan, a dividend payable in accordance with Article IV, Section A(2)(a) or a subdivision or reclassification in accordance with Article IV, Section A(2)(b), the Corporation shall not at any time after the IPO Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate series. After the Final Conversion Date, the Corporation shall not issue any additional shares of Class B Common Stock. B.

B. PREFERRED STOCK

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Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board as hereinafter provided.
Authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a Certificate of Designation relating thereto in accordance with the DGCL, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption rights and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Restated Certificate (including any Certificate of Designation relating to such series of Preferred Stock). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Restated Certificate (including any Certificate of Designation relating to such series of Preferred Stock).

ARTICLE V

The following terms, where capitalized in this Restated Certificate, shall have the meanings ascribed to them in this Article V:

“Certificate of Designation” means a certificate of designation relating to a series of Preferred Stock.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock issued at or prior to the IPO Time, (ii) the registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Time (including, without limitation upon exercise of options or warrants and settlement of restricted stock units) or (iii) a Permitted Transferee of the foregoing registered holders in clauses (i) and (ii).

“Distribution” means (i) any dividend of cash, property or shares of the Corporation’s capital stock payable to holders of shares of the Corporation’s capital stock; and (ii) any distribution to holders of shares of the Corporation’s capital stock following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Equity Incentive Plan” means the Corporation’s 2025 Incentive Award Plan, as may be amended and/or restated from time to time prior to the Final Conversion Date.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the earliest to occur following the IPO Time of (i) the date fixed by the Board that is no less than sixty-one (61) days and no more than one hundred and eighty (180) days following the date the Founder is no longer

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providing services to the Corporation as an executive officer or member of the Board, (ii) the date fixed by the Board that is no less than sixty-one (61) days and no more than one hundred and eighty (180) days following the death or Incapacity of the Founder, (iii) the first trading day following the seven (7) year anniversary of the IPO Time, or (iv) the date on which the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by the Founder and the Founder’s Permitted Transferees (including shares underlying outstanding Rights) represents less than 50% of the shares of Class A Common Stock and Class B Common Stock beneficially owned by the Founder at the IPO Time.

“Founder” means Dylan Taylor.

“Immediate Family Member” means, with respect to a natural person, the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

“Incapacity” means that such holder is incapable of managing such holder’s financial affairs under the criteria set forth in the applicable probate code and such incapacity has lasted or can be expected to last for a continuous period of not less than twelve (12) months or is suffering from a condition that can be expected to result in death, in each case, as determined by a licensed medical practitioner. In the event of a dispute regarding whether a Class B Stockholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.

“IPO” means the Corporation’s initial underwritten public offering of the Class A Common Stock.

“IPO Time” means the closing of the IPO.

“Rights” means any option, warrant, restricted stock unit, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be the New York Stock Exchange or Nasdaq Global Market (or similar national quotation system of the Nasdaq Stock Market) (“Nasdaq”) or any successor exchange of either the New York Stock Exchange or Nasdaq.

“Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock. Notwithstanding the foregoing, that the following shall not be considered a “Transfer”: (a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation or by written consent in lieu of a meeting of stockholders of the Corporation; (b) pledging shares of Class B Common Stock by a

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Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer”; (c) the fact that, as of the IPO Time or at any time after the IPO Time, the spouse of any Class B Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock (and provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer); (d) entering into a trading plan pursuant to Rule 10b5-1 under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale; (e) granting a proxy by the Founder or the Founder’s Permitted Transferees to a person designated by the Board to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to a proxy or voting agreements then in place, effective either (x) on the death of such Founder or (y) during any Incapacity of such Founder, including the exercise of such proxy by the person designated by the Board; or (f) entering into, or reaching an agreement, arrangement or understanding regarding, a support, voting, tender or similar agreement or arrangement (with or without a proxy) in connection with a merger, conversion, transfer, asset transfer, asset acquisition or any other transaction approved by the Board.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement, or otherwise; provided, however, that the following shall not be considered a loss or other diminishment of “Voting Control”: (a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation or by written consent in lieu of a meeting of stockholders of the Corporation; (b) pledging shares of Class B Common Stock by a holder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the holder continues to exercise voting control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a loss of “Voting Control”; (c) the fact that, as of the IPO Time or at any time after the IPO Time, the spouse of any holder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a loss of “Voting Control” of such shares of Class B Common Stock (and provided that any transfer of voting control over shares held by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer of voting control in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a loss of “Voting Control” of such shares of Class B Common Stock unless otherwise provided herein); (d) entering into a trading plan pursuant to Rule 10b5-1 under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a loss of “Voting Control” at the time of such sale; (e) granting a proxy by a Founder or a Founder’s Permitted Transferees to a person designated by the Board to exercise

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Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to a proxy or voting agreements then in place, effective either (x) on the death of such Founder or (y) during any Incapacity of such Founder, including the exercise of such proxy by the person designated by the Board; or (f) entering into, or reaching an agreement, arrangement or understanding regarding, a support, voting, tender or similar agreement or arrangement (with or without a proxy) in connection with a merger, conversion, transfer, asset transfer, asset acquisition or other approved by the Board.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of stockholders IPO Time; the initial Class II directors shall serve for a term expiring at the second annual meeting of stockholders following the IPO Time; and the initial Class III directors shall serve for a term expiring at the third annual meeting of stockholders following the IPO Time. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the IPO Time, subject to any special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. The Board is authorized to designate members of the Board already in office as Class I, Class II and Class III.

B. Except as otherwise expressly provided by the DGCL or this Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The number of directors which shall constitute the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

C. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote thereon.

D. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more

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outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification or removal.

E. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Restated Certificate (including any Certificate of Designation relating to any such series of Preferred Stock). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article VI, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F. In furtherance and not in limitation of the powers conferred by DCGL, the Board is expressly authorized to adopt, amend or repeal Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate (including any Certificate of Designation relating to any such series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote thereon.

G. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

A. Prior to the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation may be authorized or taken by the consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at an annual or special meeting of the stockholders. Following the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a

126	Voyager Technologies, Inc.

consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

B. Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board or the Chairperson of the Board, and shall not be called by any other person or persons.

C. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

Directors. To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the effective date of this Restated Certificate to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Restated Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VIII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service by the delivery of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Amendment or Modification. Any amendment, repeal or modification of this Article VIII or any amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director or Officer, as applicable, at the time of such amendment, repeal or modification.

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ARTICLE IX
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any current or former action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the bylaws of the Corporation or this Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

The Corporation reserves the right to amend or repeal this Restated Certificate in the manner now or hereafter prescribed by statute and this Restated Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation.

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Notwithstanding anything contained in this Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article IV, Article VI, Article VII, Article VIII, Article IX, Article X, and this Article XI; provided, however, for so long as any shares of Class B Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of Class B Common Stock, voting as a separate series, in addition to any other vote required by law or this Restated Certificate, directly or indirectly, amend, alter, change, adopt, or repeal any provision inconsistent with Part A of Article IV, Article VI or this proviso of this paragraph of Article X.

If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

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ANNEX F

Amended and Restated Bylaws of

Voyager Technologies, Inc.

(a Delaware corporation)

as of June 12, 2025

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Amended and Restated Bylaws of
Voyager Technologies, Inc.

Article I - Corporate Offices

1.1 Registered Office.

The address of the registered office of Voyager Technologies, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

1.2 Other Offices.

The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

Article II - Meetings of Stockholders

2.1 Place of Meetings.

Meetings of stockholders shall be held at any place within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meeting.

The Board shall designate the date and time of the annual meeting of stockholders. At the annual meeting of stockholders, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these Bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

2.3 Special Meeting.

Special meetings of stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

2.4 Notice of Business to be Brought before a Meeting.

(a) At an annual meeting of the stockholders, only such business (other than the nomination of persons for election to the Board) shall be conducted as shall have been properly brought before the meeting pursuant to and in accordance with this Section 2.4. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, including by any committee or

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persons authorized to do so by the Board or these Bylaws, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice to the Corporation provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business (other than nominations of persons for election to the Board) to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.7, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, (i) “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the stockholders, or a qualified representative of such proposing stockholder, appear at such annual meeting. and (ii) a “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at or before such annual meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.5(a) and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.5(a).

(b) Without qualification, for business to be properly brought before an annual meeting of stockholders by a stockholder, such proposed business must constitute a proper matter for stockholder action and the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days no more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting which, in the case of the first annual meeting of stockholders following the closing of the Corporation’s initial underwritten public offering of Class A Common Stock, the date of the preceding year’s annual meeting shall be deemed to be May 15; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received at, the principal executive offices of the Corporation, not more than the one hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right

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to acquire beneficial ownership at any time in the future, (C) the date or dates such shares were acquired, (D) the investment intent of such acquisition of such shares and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person,

(a) the material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,

(1) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,

(2) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrowing transaction, or a share repurchase transaction or

(3) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,
(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or
(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underly any Synthetic Equity Position

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that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

(b) a description of any agreement, arrangement or understanding with respect to any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of capital stock of the Corporation,

(c) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(d) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand,

(e) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(f) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (1) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (2) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity;

(g) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies or votes from stockholders in support of such proposal and

(h) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the annual meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (h) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting of stockholders, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names), in each case, in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would

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be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the annual meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting of stockholders, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting of stockholders, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before an annual meeting of the stockholders.

(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of stockholders that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting (or, in advance of any meeting of stockholders, the Board of Directors or an authorized committee thereof) shall, if the facts warrant, determine whether the business was properly brought before the meeting in accordance with this Section 2.4, and if the presiding officer or Board should determine any proposed business was not proposed in compliance with this Section 2.4, the presiding officer or the Board shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing

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Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 Notice of Nominations for Election to the Board of Directors.

(a) Nominations of any person for election to the Board at an annual meeting of stockholders or at a special meeting of stockholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these Bylaws, or (ii) by a stockholder present in person who (A) was a record owner of shares of capital stock the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 and Section (e) as to such notice and nomination. For purposes of this Section 2.5, (i) “present in person” shall mean that the stockholder nominating any person for election to the Board at the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting and (ii) a “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual or special meeting of stockholders.

(b) (i) Without qualification, in the case of an annual meeting of stockholders, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section (e) and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section (e).

(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (1) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (2) provide the information with respect to each Nominating Person and each candidate for nomination as required by this Section 2.5 and Section (e) and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”).

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(iii) In no event shall any adjournment or postponement of an annual or special meeting of stockholders or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iv) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by stockholders at the applicable annual or special meeting of stockholders. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable or (ii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(c)(ii)(g), the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group which intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director for a full term if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates (as defined in Rule 14a-1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Nominee Information”), and (C) a completed and signed questionnaire, representation and agreement as provided in Section (e)(a).

For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

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(d) The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A stockholder providing notice of any nomination proposed to be made at an annual or special meeting of stockholders shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or submit any new proposal, matters, business or resolutions proposed to be brought before an annual or special meeting of the stockholders.

(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting of stockholders, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in accordance with the time frames required in this Section 2.5 or by Rule 14a-19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a-19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of stockholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

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2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered, to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in the form provided by the Corporation within ten (10) days upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in the form provided by the Corporation within ten (10) days upon written request of any stockholder of record therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein or to the Corporation, (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect), and (D) if elected as a director of the Corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election.

(b) The Board may also require any proposed candidate for nomination as a director to furnish such other information related to such candidate’s eligibility or qualification to serve as a director as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5(e), if necessary, so that the information provided or required to be provided pursuant to this Section 2.5(e) shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting in the case of the update and supplement required to be made as of such record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof, provided that, in the case of an adjournment or postponement, if it is not possible to deliver such update and supplement by such date due to an adjournment or postponement of the annual meeting that is less than eight (8) business days, such update or supplement shall be delivered on the first practicable date prior to the date to which such annual meeting has been adjourned or postponed. For the avoidance of doubt, the obligation to update and

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supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(d) No candidate nominated pursuant to Section 2.5(a)(ii) shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.5(e), as applicable. The presiding officer at the meeting shall (or, in advance of any meeting of stockholders, the Board or an authorized committee thereof), if the facts warrant, determine whether a nomination was properly made in accordance with Section 2.5 and this Section 2.5(e), and if the presiding officer or the Board should determine that any nomination was not made in compliance with Section 2.5 and this Section 2.6, the presiding officer or the Board shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(e) Notwithstanding anything in these Bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated in accordance with Section 2.5 and this Section 2.5(e) and elected as a director.

2.7 Notice of Stockholders’ Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these Bylaws not less than ten (10) no more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting of stockholders, the purpose or purposes for which such meeting is called.

2.8 Quorum.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of stockholders, then either (i) the presiding officer of the meeting or (ii) a majority in voting power of the stockholders, present in person, or by remote communication, if applicable, or represented by proxy, and entitled to vote thereon shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 Adjourned Meeting; Notice.

When a meeting of stockholders is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are

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provided in any other manner permitted by the DGCL. At any adjourned meeting of stockholders, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.

2.10 Conduct of Business.

Meetings of stockholders shall be presided over by the Chair of the Board, if any, or in his or her absence or at his or her direction by the Chief Executive Officer or in the absence or at the direction of the foregoing persons by a presiding officer, who shall be a director or officer of the Corporation, designated by the Board. The Secretary shall act as Secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as Secretary of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting of stockholders shall be announced at the meeting by the presiding officer. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the presiding officer of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), (or, in advance of the meeting of stockholders, the Board or an authorized committee thereof) shall, if the facts warrant, determine whether the business or nomination was properly brought before the meeting and if such presiding person or the Board should determine that such business or nomination was not properly brought, such presiding person or the Board shall so declare to the meeting and any such business or nomination not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding officer of meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 Voting.

Except as may be otherwise provided in the Certificate of Incorporation or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock of the Corporation held by such stockholder.

Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these Bylaws,

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the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be applicable to the matter, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the majority of the votes cast (excluding abstentions and broker non-votes) on such matter.

2.12 Record Date for Stockholder Meetings and Other Purposes.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

If stockholders are permitted to act by consent under the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action without a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

2.13 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is

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irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.14 List of Stockholders Entitled to Vote.

The Corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in person or by proxy at any meeting of stockholders.

2.15 Inspectors of Election.

Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(b) count all votes or ballots;

(c) count and tabulate all votes;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(e) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such

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inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.16 Delivery to the Corporation.

Other than as permitted by Section 2.13, whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II (other than as permitted by Section 2.13).

Article III - Directors

3.1 Powers.

Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 Number of Directors.

Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time exclusively by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided in Section 3.4 of these Bylaws, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. The Certificate of Incorporation or these Bylaws may prescribe qualifications for directors.

3.4 Resignation and Vacancies.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from

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any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

3.5 Place of Meetings; Meetings by Telephone.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this Bylaw shall constitute presence in person at the meeting.

3.6 Regular Meetings.

Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the total number of directors constituting the Board.

Notice of the time and place of special meetings shall be:
(a) delivered personally by hand, by courier or by telephone;
(b) sent by United States first-class mail, postage prepaid;
(c) sent by facsimile or electronic mail; or
(d) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum.

At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws.

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3.9 Board Action without a Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article IV - Committees

4.1 Committees of Directors.

The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Actions of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings; notice);
(iv) Section 3.9 (board action without a meeting); and
(v) Section 7.13 (waiver of notice), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

However:
(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

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(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

4.4 Subcommittees.

Unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V - Officers

5.1 Officers.

The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

5.2 Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.

5.3 Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board, provided that, if the Board has empowered the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint any officer of the Corporation in accordance with the provisions of Section 5.3 of these Bylaws, then such officer may also be removed, with or without cause, by the Chief Executive Officer or the President, as applicable.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

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Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2 and Section 5.3.

5.6 Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board or, if the Board has empowered the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint any officer of the Corporation in accordance with the provisions of Section 5.3 of these Bylaws, by the Chief Executive Officer or President, as applicable, with respect to such officers appointed by the Chief Executive Officer or the President, as applicable, and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8 Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Article VI - Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the Corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.

Article VII - General Matters

7.1 Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents of the Corporation, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

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7.2 Stock Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. Without limiting any other officer who may hereafter be authorized to sign stock certificates on behalf of the Corporation, the Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation are specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 Lost Certificates.

Except as provided in this Section 7.4, no new certificates for shares or uncertificated shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 Shares Without Certificates

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The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7 Dividends.

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.8 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10 Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

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7.12 Registered Stockholders.

Except as otherwise provided by applicable law, the Corporation:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof.

7.13 Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Article VIII - Notice

8.1 Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iii) if by any other form of electronic transmission, when directed to the stockholder.

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Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Article IX - Indemnification

9.1 Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any director or officer of the Corporation (a “covered person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 Prepayment of Expenses.

The Corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in

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full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 Non-Exclusivity of Rights.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 Continuation of Indemnification.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 Amendment or Repeal; Interpretation.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these Bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses Bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these Bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or

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advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these Bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.

Article X - Amendments

The Board is expressly empowered to adopt, amend or repeal these Bylaws. The stockholders also shall have power to adopt, amend or repeal these Bylaws; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation entitled to vote thereon, voting together as a single class.

Article XI - Definitions

As used in these Bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V93882-P50173 Nominees: 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve the Redomestication of the Company from Delaware to Texas. 4. To approve an adjournment of the Annual Meeting, if necessary, to solicit addition proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any continuation, adjournment or postponement thereof. ! ! !1. To elect three Class I Directors to serve until the 2029 annual meeting of stockholders, and until their respective successors are duly elected and qualified. 01) Gabe Finke 02) Marian Joh 03) Matthew Kuta For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! VOYAGER TECHNOLOGIES, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. VOYAGER TECHNOLOGIES, INC. 1225 17TH STREET, SUITE 1100 DENVER, CO 80202 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 28, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VOYG2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 28, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Annual Report and 10-K Wrap are available at www.proxyvote.com. V93883-P50173 Voyager Technologies, Inc. Annual Meeting of Stockholders May 29, 2026 10:00 a.m. MT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Dylan Taylor and Phil De Sousa, and each of them, with the power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as provided on the other side, all the shares of Voyager Technologies, Inc. Class A common stock and/or Class B common stock, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 29, 2026, 10:00 a.m. MT, at www.virtualshareholdermeeting.com/VOYG2026 or any continuation, adjournment or postponement thereof, with all the powers which the undersigned would possess if present at the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any continuation, adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. Continued, and must be signed and dated on the other side